As filed with the Securities and Exchange Commission on March 8, 2021

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23237

TRANSAMERICA ETF TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-316-8077

Erin D. Nelson, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

(b)	Not applicable.

TRANSAMERICA ETF TRUST

ANNUAL REPORT

DECEMBER 31, 2020

Customer Service: 1-888-316-8077

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Foreside Fund Services, LLC

www.deltashares.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica ETF Trust	Annual Report 2020

Dear Shareholder,

On behalf of Transamerica DeltaShares®, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you with information about the investments of your Exchange Traded Fund(s) during the fiscal year. The Securities and Exchange Commission currently requires that annual and semi-annual reports be provided to all contract holders invested in the Funds, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ended December 31, 2020.

We believe it is important to understand the market conditions over the last fiscal year of the Funds to provide context for reading this report. The period began with U.S. equity markets having recently reached all-time highs, as U.S./China trade relations improved and expectations for stable economic growth, benign inflation and low interest rates helped to foster optimism for 2020. Throughout January, sentiment remained strong, as equity markets traded higher.

By early February, headlines about a rapidly spreading respiratory virus in China (“COVID-19”) appeared, and fears of its global transmission began to rattle markets. Even though the S&P 500® Index reached a new record high on February 19, investors became quickly immersed in angst regarding COVID-19, and as cases exploded throughout Asia and Europe, its arrival to the U.S. sparked a historic selloff across almost all asset classes. A nationwide lockdown in the U.S. quickly went into effect in mid-March, and while the U.S. Federal Reserve (“Fed”) slashed short-term rates to zero, it could not prevent widespread selling across equity and credit markets. The S&P 500® Index experienced its fastest 35% decline in its history by the final week of March, while international markets saw similar declines with the MSCI EAFE Index losing approximately one-third of its value from peak to trough. Credit spreads more than tripled, and long-term Treasury yields collapsed as the 10-year Treasury yield dropped to an all-time low of 0.54%.

Throughout the spring, the U.S. economy experienced its worst economic contraction since the Great Depression as more than twenty million jobs were lost in the month of April and second quarter gross domestic product (“GDP”) plummeted by an annualized rate of -31%. However, as the Fed quickly implemented unprecedented amounts of large-scale asset purchases and credit support, and Congress passed the Coronavirus, Aid, Relief and Stimulus Act (“CARES”) providing more than $2 trillion to businesses and families, the markets began to see a recovery on the horizon.

By June, with virus case growth having declined, most states had loosened business shutdowns and social distancing requirements, and with pent-up demand from the earlier months now being combined with lower interest rates and market liquidity, GDP came roaring back in the third quarter to reach its highest rate of growth ever. Markets reacted accordingly as the S&P 500® Index regained its pre-pandemic high by the end of August, however, volatility returned in September and October as daily COVID-19 case levels increased exponentially to numbers well above those seen earlier in the year. A contentious presidential election and the inability of Congress to pass another round of economic relief also added to investor angst, however, markets resumed their advance in November after the election of Joe Biden as America’s 46th President inferred a potentially easier path for future economic stimulus. Shortly after the election, several pharmaceutical companies released clinical trial data on their COVID-19 vaccine candidates that displayed statistically high levels of efficacy, and this further encouraged higher stock prices.

By the end of the fiscal year, stocks were again pushing toward new all-time highs, as COVID-19 vaccines were approved and began to be distributed. In addition, another round of economic stimulus was approved, and investors began to focus on the prospects of economic and corporate recoveries in 2021. International equity markets, which lagged the U.S. during the 2020 recovery and throughout most of the last decade, approached all-time highs as the year ended.

For the one-year period ended December 31, 2020, the S&P 500® Index returned 18.40% while the MSCI EAFE Index, representing international developed market equities, returned 8.28%. During the same period, the Bloomberg Barclays US Aggregate Bond Index returned 7.51%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica ETF Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica ETF Trust

Bloomberg Barclays US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the Fund’s exposure to the risks described elsewhere in the Prospectus will likely increase. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The views expressed in this report reflect those of Transamerica Asset Management only and may not necessarily represent the views of Transamerica ETF Trust. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica ETF Trust. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and it is not possible to invest directly in an index.

Disclosure of Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of fund shares; and (ii) ongoing costs, including management fees.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2020, and held for the entire six-month period until December 31, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your Fund titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund(s).

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Ending Account Value December 31, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
DeltaShares® S&P 400 Managed Risk ETF	$1,000.00	$1,117.00	$2.39	$1,022.90	$2.29	0.45%
DeltaShares® S&P 500 Managed Risk ETF	1,000.00	1,112.50	1.86	1,023.40	1.78	0.35
DeltaShares® S&P 600 Managed Risk ETF	1,000.00	1,102.50	2.38	1,022.90	2.29	0.45
DeltaShares® S&P EM 100 & Managed Risk ETF	1,000.00	1,241.90	3.38	1,022.10	3.05	0.60
DeltaShares® S&P International Managed Risk ETF	1,000.00	1,119.20	2.66	1,022.60	2.54	0.50

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Funds invest. The total annual fund operating expenses, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 400 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

Global equities throughout 2020 experienced bouts of high volatility as markets were roiled by uncertainty brought on by the global pandemic. Investors’ attempts to handicap the market throughout the year proved challenging at best, as the COVID-19 pandemic reached all corners of the globe, social and political unrest dominated the headlines, and the US held a contentious presidential election, offset by positive (“risk-on”) market events such as new governmental stimulus programs pumping money into investors’ hands, and a global coordinated effort to develop and disseminate a COVID-19 vaccine in record time.

The pandemic set off surging volatility and significant market losses (“drawdowns”) across markets in the first quarter. The CBOE VIX Index, a gauge of US market risk, closed at its highest level since the Global Financial Crisis, on March 16th, at 82.7. By comparison, the average CBOE VIX Index level in 2019 was 15.4. The velocity of the market selloff resulted in drawdowns in excess of -30% across major global equity indices in approximately one month’s time.

Domestic equities, as measured by the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® indices, posted returns of -19.60%, -29.70% and -32.64%, respectively, in the first quarter, and international equities, as measured by the S&P EPAC Ex-Korea LargeMidCap and S&P EM 100 indices, posted returns of -22.43% and -22.55%, respectively. The tides quickly turned, however, following the first quarter.

From the start of the second quarter through September the risk-on trade was alive and well. The risk rally was dominated by technology companies and other “stay-at-home” names that benefited from government lockdowns. By September, investors, betting on a successful rollout of the vaccine and a recovery in corporate earnings, looked away from growth markets like the NASDAQ and returned to mid-cap and small-cap securities and one of the most out-of-favor factors over the past decade, value stocks, all which outperformed large-cap and growth equity indices in the fourth quarter.

By year-end, the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® indices returned 18.40%, 13.66%, and 11.29%, respectively, and the S&P EPAC Ex-Korea LargeMidCap and S&P EM 100 indices returned 9.10% and 22.67%, respectively.

PERFORMANCE OVERVIEW

For the year ended December 31, 2020, DeltaShares® S&P 400 Managed Risk ETF (NAV) returned -1.77%. By comparison, the S&P 400® Managed Risk 2.0 Index (the “Underlying Index”) returned -1.34% and the S&P MidCap 400® Index returned 13.66%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 400 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Underlying Index.

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks and/or U.S. Treasury bills and bonds. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P MidCap 400® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions, or for tax management purposes. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index.

The Fund entered the year with a 100% allocation to equities, reached a low equity allocation of 7% due to the COVID-19 market selloff and volatility, and ended the year at 67%. The Fund’s risk management strategy resulted in an average equity allocation to the S&P MidCap 400® index of 42% and the Fund returned -1.77% in 2020.

During 2020, the largest contributors to the Fund’s absolute total return were equities within the information technology, consumer discretionary and health care sectors. The largest sector detractors to the Fund during 2020 were energy, utilities and real estate.

During the fiscal year, the Fund utilized derivatives. These positions added to performance.

Blake Graves, CFA, FRM

Louis Ng, FRM

Charles Lowery, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 400 Managed Risk ETF

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	67.2%
U.S. Government Obligation	32.6
Short-Term Investment Company	0.8
Other Investment Company	0.1
Net Other Assets (Liabilities) ^	(0.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 400 Managed Risk ETF

(unaudited)

Performance as of December 31, 2020
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	(1.77)%	2.88%	(1.77)%	10.20%	07/31/2017
Fund Market	(1.82)%	2.81%	(1.82)%	9.95%	07/31/2017
S&P MidCap 400® Index (A)	13.66%	9.99%	13.66%	38.53%
S&P 400® Managed Risk 2.0 Index (A)(B)(C)(D)	(1.34)%	3.38%	(1.34)%	12.03%

(A) The S&P MidCap 400® Index is a market-capitalization weighted index of 400 mid-size U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P MidCap 400® Managed Risk 2.0 Index is comprised of weightings amongst the S&P MidCap 400® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P MidCap 400® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the Fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 67.2%
Aerospace & Defense - 0.7%
Axon Enterprise, Inc. (A)	1,929	$ 236,360
Curtiss-Wright Corp.	1,259	146,485
Hexcel Corp.	2,537	123,019
Mercury Systems, Inc. (A)	1,701	149,790

		655,654

Air Freight & Logistics - 0.4%
XPO Logistics, Inc. (A)	2,776	330,899

Airlines - 0.1%
JetBlue Airways Corp. (A)	9,547	138,813

Auto Components - 1.1%
Adient PLC (A)	2,849	99,060
Dana, Inc.	4,386	85,615
Fox Factory Holding Corp. (A)	1,266	133,829
Gentex Corp.	7,441	252,473
Goodyear Tire & Rubber Co.	7,079	77,232
Lear Corp.	1,660	263,990
Visteon Corp. (A)	845	106,064

		1,018,263

Automobiles - 0.4%
Harley-Davidson, Inc.	4,654	170,802
Thor Industries, Inc. (B)	1,682	156,409

		327,211

Banks - 4.2%
Associated Banc-Corp.	4,664	79,521
BancorpSouth Bank	2,928	80,344
Bank of Hawaii Corp.	1,216	93,170
Bank OZK	3,670	114,761
Cathay General Bancorp	2,273	73,168
CIT Group, Inc.	2,991	107,377
Commerce Bancshares, Inc.	3,199	210,174
Cullen / Frost Bankers, Inc.	1,699	148,204
East West Bancorp, Inc.	4,299	218,002
First Financial Bankshares, Inc.	4,315	156,095
First Horizon Corp.	16,844	214,929
FNB Corp.	9,794	93,043
Fulton Financial Corp.	4,925	62,646
Glacier Bancorp, Inc.	2,898	133,337
Hancock Whitney Corp.	2,623	89,234
Home BancShares, Inc.	4,612	89,842
International Bancshares Corp.	1,691	63,311
PacWest Bancorp	3,544	90,018
Pinnacle Financial Partners, Inc.	2,302	148,249
Prosperity Bancshares, Inc.	2,810	194,902
Signature Bank	1,625	219,846
Sterling Bancorp	5,901	106,100
Synovus Financial Corp.	4,488	145,277
TCF Financial Corp.	4,631	171,440
Texas Capital Bancshares, Inc. (A)	1,533	91,213
Trustmark Corp.	1,925	52,572
UMB Financial Corp.	1,314	90,653
Umpqua Holdings Corp.	6,685	101,211
United Bankshares, Inc.	3,941	127,688
Valley National Bancorp	12,260	119,535
Webster Financial Corp.	2,739	115,449
Wintrust Financial Corp.	1,750	106,907

		3,908,218

	Shares	Value
COMMON STOCKS (continued)
Beverages - 0.3%
Boston Beer Co., Inc., Class A (A)	279	$ 277,407

Biotechnology - 1.0%
Arrowhead Pharmaceuticals, Inc. (A)	3,120	239,398
Emergent BioSolutions, Inc. (A)	1,368	122,573
Exelixis, Inc. (A)	9,419	189,039
Halozyme Therapeutics, Inc. (A) (B)	3,857	164,732
Ligand Pharmaceuticals, Inc. (A) (B)	489	48,631
United Therapeutics Corp. (A)	1,350	204,917

		969,290

Building Products - 1.3%
Builders FirstSource, Inc. (A)	6,216	253,675
Lennox International, Inc.	1,058	289,860
Owens Corning	3,286	248,947
Simpson Manufacturing Co., Inc.	1,320	123,354
Trex Co., Inc. (A)	3,515	294,276

		1,210,112

Capital Markets - 1.8%
Affiliated Managers Group, Inc.	1,377	140,041
Eaton Vance Corp.	3,467	235,513
Evercore, Inc., Class A	1,233	135,186
FactSet Research Systems, Inc.	1,155	384,038
Federated Hermes, Inc., Class B	2,864	82,741
Interactive Brokers Group, Inc., Class A	2,452	149,376
Janus Henderson Group PLC	4,516	146,815
SEI Investments Co.	3,643	209,363
Stifel Financial Corp.	3,127	157,788

		1,640,861

Chemicals - 1.7%
Ashland Global Holdings, Inc.	1,654	130,997
Avient Corp.	2,777	111,857
Cabot Corp.	1,719	77,149
Chemours Co.	4,995	123,826
Ingevity Corp. (A)	1,253	94,890
Minerals Technologies, Inc.	1,032	64,108
NewMarket Corp.	221	88,022
Olin Corp.	4,314	105,952
RPM International, Inc.	3,946	358,218
Scotts Miracle-Gro Co.	1,235	245,938
Sensient Technologies Corp.	1,285	94,794
Valvoline, Inc.	5,624	130,139

		1,625,890

Commercial Services & Supplies - 1.4%
Brink’s Co.	1,502	108,144
Clean Harbors, Inc. (A)	1,543	117,422
Healthcare Services Group, Inc.	2,260	63,506
Herman Miller, Inc.	1,787	60,401
HNI Corp.	1,295	44,626
IAA, Inc. (A)	4,081	265,183
KAR Auction Services, Inc.	3,925	73,044
MSA Safety, Inc.	1,099	164,180
Stericycle, Inc. (A)	2,780	192,737
Tetra Tech, Inc.	1,632	188,953

		1,278,196

Communications Equipment - 0.6%
Ciena Corp. (A)	4,685	247,602
Lumentum Holdings, Inc. (A) (B)	2,292	217,282

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Communications Equipment (continued)
NetScout Systems, Inc. (A)	2,234	$ 61,256
ViaSat, Inc. (A) (B)	1,947	63,570

		589,710

Construction & Engineering - 0.8%
AECOM (A)	4,576	227,793
Dycom Industries, Inc. (A)	970	73,254
EMCOR Group, Inc.	1,669	152,647
Fluor Corp.	3,800	60,686
MasTec, Inc. (A)	1,705	116,247
Valmont Industries, Inc.	646	113,005

		743,632

Construction Materials - 0.1%
Eagle Materials, Inc.	1,269	128,613

Consumer Finance - 0.5%
FirstCash, Inc.	1,257	88,040
LendingTree, Inc. (A) (B)	331	90,625
Navient Corp.	5,654	55,522
PROG Holdings, Inc.	2,052	110,541
SLM Corp.	11,391	141,135

		485,863

Containers & Packaging - 0.7%
AptarGroup, Inc.	1,964	268,852
Greif, Inc., Class A	804	37,691
O-I Glass, Inc.	4,770	56,763
Silgan Holdings, Inc.	2,385	88,436
Sonoco Products Co.	3,047	180,535

		632,277

Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc. (A)	1,581	53,675
Graham Holdings Co., Class B	124	66,139
Grand Canyon Education, Inc. (A)	1,422	132,403
H&R Block, Inc.	5,569	88,324
Service Corp. International	5,244	257,481
Strategic Education, Inc.	740	70,544
WW International, Inc. (A)	1,426	34,794

		703,360

Diversified Financial Services - 0.2%
Jefferies Financial Group, Inc.	6,281	154,513

Electric Utilities - 0.7%
ALLETE, Inc.	1,578	97,741
Hawaiian Electric Industries, Inc.	3,315	117,318
IDACORP, Inc.	1,533	147,214
OGE Energy Corp.	6,073	193,486
PNM Resources, Inc.	2,419	117,394

		673,153

Electrical Equipment - 1.7%
Acuity Brands, Inc.	1,117	135,258
EnerSys	1,291	107,230
Generac Holdings, Inc. (A)	1,908	433,898
Hubbell, Inc.	1,645	257,920
nVent Electric PLC	5,166	120,316
Regal Beloit Corp.	1,232	151,302
Sunrun, Inc. (A)	4,737	328,653

		1,534,577

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 2.6%
Arrow Electronics, Inc. (A)	2,293	$ 223,109
Avnet, Inc.	3,000	105,330
Belden, Inc.	1,355	56,775
Cognex Corp.	5,300	425,510
Coherent, Inc. (A)	741	111,165
II-VI, Inc. (A) (B)	3,149	239,198
Jabil, Inc.	4,085	173,735
Littelfuse, Inc.	739	188,194
National Instruments Corp.	3,985	175,101
SYNNEX Corp.	1,251	101,881
Trimble, Inc. (A)	7,596	507,185
Vishay Intertechnology, Inc.	4,024	83,337

		2,390,520

Energy Equipment & Services - 0.1%
ChampionX Corp. (A)	5,641	86,307

Entertainment - 0.1%
Cinemark Holdings, Inc. (B)	3,265	56,844
World Wrestling Entertainment, Inc., Class A (B)	1,417	68,087

		124,931

Equity Real Estate Investment Trusts - 5.8%
American Campus Communities, Inc.	4,178	178,693
Apartment Income Corp., REIT (A)	4,520	173,613
Brixmor Property Group, Inc.	9,002	148,983
Camden Property Trust	2,957	295,463
CoreSite Realty Corp.	1,297	162,488
Corporate Office Properties Trust	3,407	88,855
Cousins Properties, Inc.	4,511	151,119
CyrusOne, Inc.	3,656	267,436
Douglas Emmett, Inc.	5,006	146,075
EastGroup Properties, Inc.	1,201	165,810
EPR Properties	2,265	73,613
First Industrial Realty Trust, Inc.	3,916	164,981
Healthcare Realty Trust, Inc.	4,131	122,278
Highwoods Properties, Inc.	3,154	124,993
Hudson Pacific Properties, Inc.	4,617	110,900
JBG SMITH Properties	3,377	105,599
Kilroy Realty Corp.	3,183	182,704
Lamar Advertising Co., Class A	2,624	218,369
Life Storage, Inc.	1,474	175,981
Macerich Co. (B)	3,405	36,331
Medical Properties Trust, Inc.	16,271	354,545
National Retail Properties, Inc.	5,273	215,771
Omega Healthcare Investors, Inc.	6,893	250,354
Park Hotels & Resorts, Inc.	7,153	122,674
Pebblebrook Hotel Trust	3,975	74,730
Physicians Realty Trust	6,321	112,514
PotlatchDeltic Corp.	2,031	101,591
PS Business Parks, Inc.	608	80,785
Rayonier, Inc.	4,145	121,780
Rexford Industrial Realty, Inc.	3,963	194,623
Sabra Health Care, Inc.	6,282	109,118
Service Properties Trust	5,005	57,507
Spirit Realty Capital, Inc.	3,469	139,350
STORE Capital Corp.	7,174	243,773
Urban Edge Properties	3,330	43,090
Weingarten Realty Investors	3,657	79,247

		5,395,736

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing - 0.6%
BJ’s Wholesale Club Holdings, Inc. (A)	4,168	$ 155,383
Casey’s General Stores, Inc.	1,120	200,055
Grocery Outlet Holding Corp. (A)	2,601	102,089
Sprouts Farmers Market, Inc. (A)	3,582	71,998

		529,525

Food Products - 1.3%
Darling Ingredients, Inc. (A)	4,920	283,785
Flowers Foods, Inc.	5,974	135,192
Hain Celestial Group, Inc. (A)	2,504	100,536
Ingredion, Inc.	2,035	160,093
Lancaster Colony Corp.	592	108,768
Pilgrim’s Pride Corp. (A)	1,477	28,964
Post Holdings, Inc. (A)	1,861	187,980
Sanderson Farms, Inc.	600	79,320
Tootsie Roll Industries, Inc. (B)	525	15,592
TreeHouse Foods, Inc. (A)	1,716	72,913

		1,173,143

Gas Utilities - 0.8%
National Fuel Gas Co.	2,762	113,601
New Jersey Resources Corp.	2,919	103,770
ONE Gas, Inc.	1,611	123,676
Southwest Gas Holdings, Inc.	1,726	104,855
Spire, Inc.	1,567	100,351
UGI Corp.	6,327	221,192

		767,445

Health Care Equipment & Supplies - 2.2%
Avanos Medical, Inc. (A)	1,451	66,572
Cantel Medical Corp.	1,143	90,137
Globus Medical, Inc., Class A (A)	2,314	150,919
Haemonetics Corp. (A)	1,542	183,112
Hill-Rom Holdings, Inc.	2,029	198,781
ICU Medical, Inc. (A)	591	126,764
Integra LifeSciences Holdings Corp. (A)	2,148	139,448
LivaNova PLC (A)	1,474	97,594
Masimo Corp. (A)	1,538	412,768
Neogen Corp. (A)	1,610	127,673
NuVasive, Inc. (A)	1,557	87,706
Penumbra, Inc. (A)	1,026	179,550
Quidel Corp. (A)	1,163	208,933

		2,069,957

Health Care Providers & Services - 2.0%
Acadia Healthcare Co., Inc. (A)	2,700	135,702
Amedisys, Inc. (A)	997	292,450
Chemed Corp.	485	258,316
Encompass Health Corp.	3,018	249,558
HealthEquity, Inc. (A)	2,332	162,564
LHC Group, Inc. (A)	961	205,000
Molina Healthcare, Inc. (A)	1,799	382,611
Patterson Cos., Inc.	2,636	78,105
Tenet Healthcare Corp. (A)	3,202	127,856

		1,892,162

Hotels, Restaurants & Leisure - 2.7%
Boyd Gaming Corp.	2,438	104,639
Caesars Entertainment, Inc. (A)	6,322	469,535
Choice Hotels International, Inc.	875	93,389
Churchill Downs, Inc.	1,077	209,789

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Cracker Barrel Old Country Store, Inc.	720	$ 94,982
Jack in the Box, Inc.	690	64,032
Marriott Vacations Worldwide Corp.	1,246	170,976
Papa John’s International, Inc.	1,001	84,935
Penn National Gaming, Inc. (A) (B)	4,481	387,024
Scientific Games Corp., Class A (A)	1,705	70,740
Six Flags Entertainment Corp.	2,296	78,294
Texas Roadhouse, Inc.	1,982	154,913
Wendy’s Co.	5,442	119,289
Wingstop, Inc.	901	119,428
Wyndham Destinations, Inc.	2,607	116,950
Wyndham Hotels & Resorts, Inc.	2,828	168,096

		2,507,011

Household Durables - 1.0%
Helen of Troy, Ltd. (A)	768	170,642
KB Home	2,673	89,599
Taylor Morrison Home Corp. (A)	3,946	101,215
Tempur Sealy International, Inc. (A)	5,825	157,275
Toll Brothers, Inc.	3,486	151,536
TopBuild Corp. (A)	1,003	184,632
TRI Pointe Group, Inc. (A)	3,850	66,413

		921,312

Household Products - 0.1%
Energizer Holdings, Inc.	1,768	74,574

Industrial Conglomerates - 0.3%
Carlisle Cos., Inc.	1,620	253,012

Insurance - 2.9%
Alleghany Corp.	433	261,398
American Financial Group, Inc.	2,135	187,069
Brighthouse Financial, Inc. (A)	2,718	98,405
Brown & Brown, Inc.	7,158	339,361
CNO Financial Group, Inc.	4,219	93,788
First American Financial Corp.	3,388	174,922
Genworth Financial, Inc., Class A (A)	15,362	58,068
Hanover Insurance Group, Inc.	1,129	132,003
Kemper Corp.	1,867	143,442
Kinsale Capital Group, Inc.	648	129,684
Mercury General Corp.	808	42,186
Old Republic International Corp.	8,584	169,191
Primerica, Inc.	1,194	159,912
Reinsurance Group of America, Inc.	2,063	239,102
RenaissanceRe Holdings, Ltd.	1,543	255,860
RLI Corp.	1,204	125,396
Selective Insurance Group, Inc.	1,815	121,569

		2,731,356

Interactive Media & Services - 0.2%
TripAdvisor, Inc. (A)	2,920	84,038
Yelp, Inc. (A)	2,111	68,966

		153,004

Internet & Direct Marketing Retail - 0.2%
GrubHub, Inc. (A)	2,815	209,070

IT Services - 1.6%
Alliance Data Systems Corp.	1,448	107,297
CACI International, Inc., Class A (A)	764	190,488
Concentrix Corp. (A)	1,250	123,375
KBR, Inc.	4,327	133,834

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
LiveRamp Holdings, Inc. (A)	2,015	$ 147,478
MAXIMUS, Inc.	1,867	136,646
Perspecta, Inc.	4,154	100,028
Sabre Corp.	9,631	115,764
Science Applications International Corp.	1,767	167,229
WEX, Inc. (A)	1,341	272,934

		1,495,073

Leisure Products - 0.6%
Brunswick Corp.	2,379	181,375
Mattel, Inc. (A)	10,567	184,394
Polaris, Inc.	1,760	167,693

		533,462

Life Sciences Tools & Services - 1.7%
Bio-Techne Corp.	1,173	372,486
Charles River Laboratories International, Inc. (A)	1,511	377,539
Medpace Holdings, Inc. (A)	837	116,510
PRA Health Sciences, Inc. (A)	1,947	244,232
Repligen Corp. (A)	1,529	293,002
Syneos Health, Inc. (A)	2,304	156,972

		1,560,741

Machinery - 3.3%
AGCO Corp.	1,865	192,263
Colfax Corp. (A)	3,058	116,938
Crane Co.	1,501	116,568
Donaldson Co., Inc.	3,833	214,188
Graco, Inc.	5,086	367,972
ITT, Inc.	2,623	202,023
Kennametal, Inc.	2,527	91,578
Lincoln Electric Holdings, Inc.	1,804	209,715
Middleby Corp. (A)	1,689	217,746
Nordson Corp.	1,637	328,955
Oshkosh Corp.	2,071	178,251
Terex Corp.	2,104	73,408
Timken Co.	2,060	159,362
Toro Co.	3,258	308,989
Trinity Industries, Inc. (B)	2,566	67,717
Woodward, Inc.	1,772	215,351

		3,061,024

Marine - 0.1%
Kirby Corp. (A)	1,821	94,382

Media - 0.8%
Cable One, Inc.	165	367,574
John Wiley & Sons, Inc., Class A	1,326	60,545
New York Times Co., Class A	4,395	227,529
TEGNA, Inc.	6,655	92,837

		748,485

Metals & Mining - 1.0%
Commercial Metals Co.	3,645	74,868
Compass Minerals International, Inc.	1,031	63,634
Reliance Steel & Aluminum Co.	1,935	231,716
Royal Gold, Inc.	1,990	211,657
Steel Dynamics, Inc.	6,068	223,727
U.S. Steel Corp. (B)	6,690	112,191
Worthington Industries, Inc.	1,089	55,909

		973,702

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 0.4%
Black Hills Corp.	1,905	$ 117,062
MDU Resources Group, Inc.	6,088	160,358
NorthWestern Corp.	1,536	89,564

		366,984

Multiline Retail - 0.5%
Kohl’s Corp.	4,785	194,702
Nordstrom, Inc. (B)	3,303	103,086
Ollie’s Bargain Outlet Holdings, Inc. (A) (B)	1,727	141,217

		439,005

Oil, Gas & Consumable Fuels - 0.7%
Antero Midstream Corp. (B)	8,683	66,946
Cimarex Energy Co.	3,096	116,131
CNX Resources Corp. (A)	6,816	73,613
EQT Corp.	8,367	106,345
Equitrans Midstream Corp.	12,342	99,230
Murphy Oil Corp. (B)	4,383	53,034
World Fuel Services Corp.	1,928	60,076
WPX Energy, Inc. (A)	12,262	99,935

		675,310

Paper & Forest Products - 0.2%
Domtar Corp.	1,677	53,077
Louisiana-Pacific Corp.	3,319	123,367

		176,444

Personal Products - 0.2%
Coty, Inc., Class A	8,602	60,386
Edgewell Personal Care Co.	1,649	57,022
Nu Skin Enterprises, Inc., Class A	1,550	84,677

		202,085

Pharmaceuticals - 0.5%
Jazz Pharmaceuticals PLC (A)	1,692	279,265
Nektar Therapeutics (A) (B)	5,446	92,582
Prestige Consumer Healthcare, Inc. (A)	1,522	53,072

		424,919

Professional Services - 0.7%
ASGN, Inc. (A)	1,605	134,066
CoreLogic, Inc.	2,363	182,707
FTI Consulting, Inc. (A)	1,082	120,881
Insperity, Inc.	1,082	88,096
ManpowerGroup, Inc.	1,747	157,545

		683,295

Real Estate Management & Development - 0.2%
Jones Lang LaSalle, Inc.	1,558	231,161

Road & Rail - 0.6%
Avis Budget Group, Inc. (A)	1,566	58,412
Knight-Swift Transportation Holdings, Inc.	3,816	159,585
Landstar System, Inc.	1,166	157,013
Ryder System, Inc.	1,635	100,978
Werner Enterprises, Inc.	1,762	69,106

		545,094

Semiconductors & Semiconductor Equipment - 3.8%
Cirrus Logic, Inc. (A)	1,759	144,590
CMC Materials, Inc.	883	133,598
Cree, Inc. (A) (B)	3,349	354,659
Enphase Energy, Inc. (A) (B)	3,835	672,927
First Solar, Inc. (A)	2,575	254,719

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
MKS Instruments, Inc.	1,675	$ 252,004
Monolithic Power Systems, Inc.	1,286	470,972
Semtech Corp. (A)	1,972	142,161
Silicon Laboratories, Inc. (A)	1,332	169,617
SolarEdge Technologies, Inc. (A)	1,555	496,232
Synaptics, Inc. (A)	1,048	101,027
Universal Display Corp.	1,300	298,740

		3,491,246

Software - 2.9%
ACI Worldwide, Inc. (A)	3,544	136,196
Blackbaud, Inc.	1,506	86,685
CDK Global, Inc.	3,694	191,460
Ceridian HCM Holding, Inc. (A)	3,950	420,912
CommVault Systems, Inc. (A)	1,430	79,179
Fair Isaac Corp. (A)	883	451,248
InterDigital, Inc.	934	56,675
j2 Global, Inc. (A)	1,300	126,997
Manhattan Associates, Inc. (A)	1,928	202,787
Paylocity Holding Corp. (A)	1,138	234,326
PTC, Inc. (A)	3,187	381,197
Qualys, Inc. (A)	1,019	124,186
SailPoint Technologies Holdings, Inc. (A)	2,760	146,942
Teradata Corp. (A) (B)	3,318	74,556

		2,713,346

Specialty Retail - 1.7%
American Eagle Outfitters, Inc. (B)	4,541	91,138
AutoNation, Inc. (A)	1,786	124,645
Dick’s Sporting Goods, Inc.	1,994	112,083
Five Below, Inc. (A)	1,697	296,941
Foot Locker, Inc.	3,169	128,154
Lithia Motors, Inc., Class A	794	232,380
Murphy USA, Inc.	808	105,743
RH (A) (B)	475	212,572
Urban Outfitters, Inc. (A)	2,078	53,197
Williams-Sonoma, Inc.	2,324	236,676

		1,593,529

Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp. (A)	3,912	146,974

Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc. (B)	1,326	124,737
Columbia Sportswear Co.	924	80,739
Deckers Outdoor Corp. (A)	853	244,623
Skechers USA, Inc., Class A (A)	4,117	147,965

		598,064

Thrifts & Mortgage Finance - 0.5%
Essent Group, Ltd.	3,414	147,485

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
MGIC Investment Corp.	10,279	$ 129,001
New York Community Bancorp, Inc.	14,084	148,586
Washington Federal, Inc.	2,301	59,228

		484,300

Trading Companies & Distributors - 0.6%
GATX Corp. (B)	1,062	88,337
MSC Industrial Direct Co., Inc., Class A	1,389	117,218
Univar Solutions, Inc. (A)	5,132	97,559
Watsco, Inc.	997	225,871

		528,985

Water Utilities - 0.3%
Essential Utilities, Inc.	6,776	320,437

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	3,021	56,100

Total Common Stocks (Cost $52,192,536)		62,449,724

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 32.6%
U.S. Treasury - 32.6%
U.S. Treasury Note 0.25%, 12/31/2025	$ 30,230,000	30,253,619

Total U.S. Government Obligation (Cost $30,254,828)		30,253,619

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.8%
Money Market Fund - 0.8%
State Street Institutional Treasury Money Market Fund, 0.01% (C)	793,148	793,148

Total Short-Term Investment Company (Cost $793,148)		793,148

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (C)	64,568	64,568

Total Other Investment Company (Cost $64,568)		64,568

Total Investments (Cost $83,305,080)		93,561,059
Net Other Assets (Liabilities) - (0.7)%		(637,011)

Net Assets - 100.0%		$ 92,924,048

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P Midcap 400® E-Mini Index	1	03/19/2021	$224,206	$230,350	$6,144	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 400 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$62,449,724	$—	$—	$62,449,724
U.S. Government Obligation	—	30,253,619	—	30,253,619
Short-Term Investment Company	793,148	—	—	793,148
Other Investment Company	64,568	—	—	64,568

Total Investments	$63,307,440	$30,253,619	$—	$93,561,059

Other Financial Instruments
Futures Contracts (E)	$6,144	$—	$—	$6,144

Total Other Financial Instruments	$6,144	$—	$—	$6,144

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,908,183, collateralized by cash collateral of $64,568 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,888,012. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2020.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 500 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

Global equities throughout 2020 experienced bouts of high volatility as markets were roiled by uncertainty brought on by the global pandemic. Investors’ attempts to handicap the market throughout the year proved challenging at best, as the COVID-19 pandemic reached all corners of the globe, social and political unrest dominated the headlines, and the US held a contentious presidential election, offset by positive (“risk-on”) market events such as new governmental stimulus programs pumping money into investors’ hands, and a global coordinated effort to develop and disseminate a COVID-19 vaccine in record time.

The pandemic set off surging volatility and significant market losses (“drawdowns”) across markets in the first quarter. The CBOE VIX Index, a gauge of US market risk, closed at its highest level since the Global Financial Crisis, on March 16th, at 82.7. By comparison, the average CBOE VIX Index level in 2019 was 15.4. The velocity of the market selloff resulted in drawdowns in excess of -30% across major global equity indices in approximately one month’s time.

Domestic equities, as measured by the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® indices, posted returns of -19.60%, -29.70% and -32.64%, respectively, in the first quarter, and international equities, as measured by the S&P EPAC Ex-Korea LargeMidCap and S&P EM 100 indices, posted returns of -22.43% and -22.55%, respectively. The tides quickly turned, however, following the first quarter.

From the start of the second quarter through September the risk-on trade was alive and well. The risk rally was dominated by technology companies and other “stay-at-home” names that benefited from government lockdowns. By September, investors, betting on a successful rollout of the vaccine and a recovery in corporate earnings, looked away from growth markets like the NASDAQ and returned to mid-cap and small-cap securities and one of the most out-of-favor factors over the past decade, value stocks, all which outperformed large-cap and growth equity indices in the fourth quarter.

By year-end, the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® indices returned 18.40%, 13.66%, and 11.29%, respectively, and the S&P EPAC Ex-Korea LargeMidCap and S&P EM 100 indices returned 9.10% and 22.67%, respectively.

PERFORMANCE OVERVIEW

For the year ended December 31, 2020, DeltaShares® S&P 500 Managed Risk ETF (NAV) returned 4.88%. By comparison, the S&P 500® Managed Risk 2.0 Index (the “Underlying Index”) returned 5.25% and the S&P 500® Index returned 18.40%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 500 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Underlying Index.

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks and/or U.S. Treasury bills and bonds. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P 500® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions, or for tax management purposes. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index. Prior to June 19, 2020, the Fund implemented an optimized portfolio sampling strategy to replicate the index.

The Fund entered the year with a 100% allocation to equities, reached a low equity allocation of 15% due to the COVID-19 market selloff and volatility, and ended the year at 90%. The Fund’s risk management strategy resulted in an average equity allocation to the S&P 500® index of 55% and the Fund returned 4.88% in 2020.

During 2020, the largest contributors to the Fund’s absolute total return were equities within the information technology, consumer discretionary and communication services sectors. The largest sector detractors to the Fund during 2020 were energy, real estate and financials.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Blake Graves, CFA, FRM

Charles Lowery, CFA

Louis Ng, FRM

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 500 Managed Risk ETF

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	89.7%
U.S. Government Obligation	10.0
Short-Term Investment Company	0.2
Other Investment Company	0.1
Net Other Assets (Liabilities) ^	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 500 Managed Risk ETF

(unaudited)

Performance as of December 31, 2020
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	4.88%	9.07%	4.88%	34.60%	07/31/2017
Fund Market	4.96%	9.07%	4.96%	34.60%	07/31/2017
S&P 500® Index (A)	18.40%	15.22%	18.40%	62.40%
S&P 500® Managed Risk 2.0 Index (A)(B)(C)(D)	5.25%	9.48%	5.25%	36.34%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P 500® Managed Risk 2.0 Index is comprised of weightings amongst the S&P 500® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P 500® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the Fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 89.7%
Aerospace & Defense - 1.4%
Boeing Co.	5,813	$ 1,244,331
General Dynamics Corp.	2,546	378,896
Howmet Aerospace, Inc.	4,275	122,008
Huntington Ingalls Industries, Inc.	444	75,693
L3 Harris Technologies, Inc.	2,302	435,124
Lockheed Martin Corp.	2,697	957,381
Northrop Grumman Corp.	1,699	517,719
Raytheon Technologies Corp.	16,637	1,189,712
Teledyne Technologies, Inc. (A)	404	158,360
Textron, Inc.	2,507	121,163
TransDigm Group, Inc. (A)	596	368,835

		5,569,222

Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	1,489	139,773
Expeditors International of Washington, Inc.	1,854	176,334
FedEx Corp.	2,647	687,214
United Parcel Service, Inc., Class B	7,835	1,319,414

		2,322,735

Airlines - 0.2%
Alaska Air Group, Inc.	1,355	70,460
American Airlines Group, Inc. (B)	6,691	105,517
Delta Air Lines, Inc.	6,986	280,907
Southwest Airlines Co.	6,466	301,380
United Airlines Holdings, Inc. (A)	3,206	138,660

		896,924

Auto Components - 0.1%
Aptiv PLC	2,958	385,398
BorgWarner, Inc.	2,679	103,516

		488,914

Automobiles - 1.8%
Ford Motor Co.	42,807	376,273
General Motors Co.	13,798	574,549
Tesla, Inc. (A)	8,307	5,862,001

		6,812,823

Banks - 3.5%
Bank of America Corp.	83,396	2,527,733
Citigroup, Inc.	22,808	1,406,341
Citizens Financial Group, Inc.	4,679	167,321
Comerica, Inc.	1,524	85,131
Fifth Third Bancorp	7,804	215,156
First Republic Bank	1,906	280,048
Huntington Bancshares, Inc.	11,145	140,761
JPMorgan Chase & Co.	33,393	4,243,248
KeyCorp	10,697	175,538
M&T Bank Corp.	1,405	178,856
People’s United Financial, Inc.	4,654	60,176
PNC Financial Services Group, Inc.	4,642	691,658
Regions Financial Corp.	10,522	169,615
SVB Financial Group (A)	567	219,900
Truist Financial Corp.	14,768	707,830
US Bancorp	15,018	699,689
Wells Fargo & Co.	45,293	1,366,943
Zions Bancorp NA	1,797	78,062

		13,414,006

Beverages - 1.5%
Brown-Forman Corp., Class B	2,000	158,860

	Shares	Value
COMMON STOCKS (continued)
Beverages (continued)
Coca-Cola Co.	42,370	$ 2,323,571
Constellation Brands, Inc., Class A	1,857	406,776
Molson Coors Beverage Co., Class B	2,061	93,136
Monster Beverage Corp. (A)	4,048	374,359
PepsiCo, Inc.	15,139	2,245,114

		5,601,816

Biotechnology - 1.7%
AbbVie, Inc.	19,341	2,072,388
Alexion Pharmaceuticals, Inc. (A)	2,397	374,507
Amgen, Inc.	6,378	1,466,430
Biogen, Inc. (A)	1,686	412,834
Gilead Sciences, Inc.	13,732	800,026
Incyte Corp. (A)	2,039	177,352
Regeneron Pharmaceuticals, Inc. (A)	1,149	555,094
Vertex Pharmaceuticals, Inc. (A)	2,849	673,333

		6,531,964

Building Products - 0.4%
A.O. Smith Corp.	1,484	81,353
Allegion PLC	1,008	117,311
Carrier Global Corp.	8,925	336,651
Fortune Brands Home & Security, Inc.	1,522	130,466
Johnson Controls International PLC	7,930	369,459
Masco Corp.	2,867	157,484
Trane Technologies PLC	2,631	381,916

		1,574,640

Capital Markets - 2.5%
Ameriprise Financial, Inc.	1,292	251,074
Bank of New York Mellon Corp.	8,931	379,032
BlackRock, Inc.	1,554	1,121,273
Cboe Global Markets, Inc.	1,184	110,254
Charles Schwab Corp.	16,341	866,727
CME Group, Inc.	3,933	716,003
Franklin Resources, Inc.	2,985	74,595
Goldman Sachs Group, Inc.	3,769	993,923
Intercontinental Exchange, Inc.	6,149	708,918
Invesco, Ltd.	4,126	71,916
MarketAxess Holdings, Inc.	416	237,353
Moody’s Corp.	1,769	513,435
Morgan Stanley	15,657	1,072,974
MSCI, Inc.	908	405,449
Nasdaq, Inc.	1,258	166,987
Northern Trust Corp.	2,280	212,359
Raymond James Financial, Inc.	1,335	127,719
S&P Global, Inc.	2,636	866,532
State Street Corp.	3,865	281,295
T. Rowe Price Group, Inc.	2,481	375,599

		9,553,417

Chemicals - 1.6%
Air Products & Chemicals, Inc.	2,421	661,466
Albemarle Corp.	1,166	172,008
Celanese Corp.	1,281	166,453
CF Industries Holdings, Inc.	2,343	90,698
Corteva, Inc.	8,162	316,033
Dow, Inc.	8,126	450,993
DuPont de Nemours, Inc.	8,039	571,653
Eastman Chemical Co.	1,484	148,815
Ecolab, Inc.	2,721	588,716

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
FMC Corp.	1,421	$ 163,316
International Flavors & Fragrances, Inc. (B)	1,171	127,452
Linde PLC	5,750	1,515,182
LyondellBasell Industries NV, Class A	2,817	258,206
Mosaic Co.	3,779	86,955
PPG Industries, Inc.	2,588	373,241
Sherwin-Williams Co.	895	657,744

		6,348,931

Commercial Services & Supplies - 0.4%
Cintas Corp.	963	340,382
Copart, Inc. (A)	2,276	289,621
Republic Services, Inc.	2,304	221,875
Rollins, Inc.	2,424	94,706
Waste Management, Inc.	4,259	502,264

		1,448,848

Communications Equipment - 0.7%
Arista Networks, Inc. (A)	597	173,470
Cisco Systems, Inc.	46,290	2,071,478
F5 Networks, Inc. (A)	675	118,760
Juniper Networks, Inc.	3,612	81,306
Motorola Solutions, Inc.	1,857	315,801

		2,760,815

Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	1,420	154,723
Quanta Services, Inc.	1,521	109,543

		264,266

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	682	193,668
Vulcan Materials Co.	1,452	215,346

		409,014

Consumer Finance - 0.5%
American Express Co.	7,145	863,902
Capital One Financial Corp.	5,011	495,337
Discover Financial Services	3,358	304,000
Synchrony Financial	5,948	206,455

		1,869,694

Containers & Packaging - 0.3%
Amcor PLC	17,183	202,244
Avery Dennison Corp.	914	141,771
Ball Corp.	3,583	333,864
International Paper Co.	4,306	214,094
Packaging Corp. of America	1,039	143,288
Sealed Air Corp.	1,700	77,843
WestRock Co.	2,877	125,236

		1,238,340

Distributors - 0.1%
Genuine Parts Co.	1,580	158,680
LKQ Corp. (A)	3,067	108,081
Pool Corp.	440	163,900

		430,661

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B (A)	21,320	4,943,468

Diversified Telecommunication Services - 1.3%
AT&T, Inc.	78,064	2,245,120
CenturyLink, Inc.	10,817	105,466

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	45,332	$ 2,663,255

		5,013,841

Electric Utilities - 1.6%
Alliant Energy Corp.	2,736	140,986
American Electric Power Co., Inc.	5,438	452,822
Duke Energy Corp.	8,062	738,157
Edison International	4,147	260,515
Entergy Corp.	2,194	219,049
Evergy, Inc.	2,485	137,942
Eversource Energy	3,756	324,932
Exelon Corp.	10,687	451,205
FirstEnergy Corp.	5,944	181,946
NextEra Energy, Inc.	21,461	1,655,716
NRG Energy, Inc.	2,675	100,446
Pinnacle West Capital Corp.	1,233	98,578
PPL Corp.	8,422	237,500
Southern Co.	11,571	710,807
Xcel Energy, Inc.	5,756	383,753

		6,094,354

Electrical Equipment - 0.4%
AMETEK, Inc.	2,520	304,769
Eaton Corp. PLC	4,367	524,651
Emerson Electric Co.	6,551	526,504
Rockwell Automation, Inc.	1,273	319,281

		1,675,205

Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	3,277	428,533
CDW Corp.	1,566	206,383
Corning, Inc.	8,370	301,320
FLIR Systems, Inc.	1,437	62,984
IPG Photonics Corp. (A)	391	87,502
Keysight Technologies, Inc. (A)	2,030	268,143
TE Connectivity, Ltd.	3,623	438,636
Vontier Corp. (A)	1,476	49,298
Zebra Technologies Corp., Class A (A)	584	224,449

		2,067,248

Energy Equipment & Services - 0.2%
Baker Hughes Co.	7,513	156,646
Halliburton Co.	9,684	183,028
National Oilwell Varco, Inc.	4,253	58,394
Schlumberger NV	15,250	332,907
TechnipFMC PLC	4,628	43,503

		774,478

Entertainment - 2.0%
Activision Blizzard, Inc.	8,467	786,161
Electronic Arts, Inc.	3,178	456,361
Live Nation Entertainment, Inc. (A)	1,566	115,070
Netflix, Inc. (A)	4,840	2,617,133
Take-Two Interactive Software, Inc. (A)	1,260	261,815
Walt Disney Co. (A)	19,834	3,593,524

		7,830,064

Equity Real Estate Investment Trusts - 2.1%
Alexandria Real Estate Equities, Inc.	1,356	241,666
American Tower Corp.	4,866	1,092,222
AvalonBay Communities, Inc.	1,529	245,297
Boston Properties, Inc.	1,552	146,711

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Crown Castle International Corp.	4,725	$ 752,173
Digital Realty Trust, Inc.	3,069	428,156
Duke Realty Corp.	4,075	162,878
Equinix, Inc.	976	697,040
Equity Residential	3,752	222,419
Essex Property Trust, Inc.	714	169,518
Extra Space Storage, Inc.	1,416	164,058
Federal Realty Investment Trust	754	64,180
Healthpeak Properties, Inc.	5,898	178,296
Host Hotels & Resorts, Inc.	7,727	113,046
Iron Mountain, Inc. (B)	3,157	93,068
Kimco Realty Corp.	4,738	71,117
Mid-America Apartment Communities, Inc.	1,253	158,743
Prologis, Inc.	8,098	807,047
Public Storage	1,666	384,729
Realty Income Corp.	3,845	239,044
Regency Centers Corp.	1,729	78,825
SBA Communications Corp.	1,217	343,352
Simon Property Group, Inc.	3,592	306,326
SL Green Realty Corp. (B)	795	47,366
UDR, Inc.	3,226	123,975
Ventas, Inc.	4,103	201,211
Vornado Realty Trust	1,718	64,150
Welltower, Inc.	4,572	295,443
Weyerhaeuser Co.	8,177	274,175

		8,166,231

Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	4,834	1,821,355
Kroger Co.	8,483	269,420
Sysco Corp.	5,580	414,371
Walgreens Boots Alliance, Inc.	7,873	313,975
Walmart, Inc.	15,187	2,189,206

		5,008,327

Food Products - 0.9%
Archer-Daniels-Midland Co.	6,095	307,249
Campbell Soup Co.	2,219	107,289
Conagra Brands, Inc.	5,352	194,064
General Mills, Inc.	6,697	393,784
Hershey Co.	1,616	246,165
Hormel Foods Corp. (B)	3,076	143,372
J.M. Smucker Co.	1,250	144,500
Kellogg Co.	2,786	173,373
Kraft Heinz Co.	7,099	246,051
Lamb Weston Holdings, Inc.	1,603	126,220
McCormick & Co., Inc.	2,724	260,414
Mondelez International, Inc., Class A	15,667	916,049
Tyson Foods, Inc., Class A	3,222	207,626

		3,466,156

Gas Utilities - 0.0% (C)
Atmos Energy Corp.	1,379	131,598

Health Care Equipment & Supplies - 3.4%
Abbott Laboratories	19,416	2,125,858
ABIOMED, Inc. (A)	495	160,479
Align Technology, Inc. (A)	786	420,023
Baxter International, Inc.	5,596	449,023
Becton Dickinson & Co.	3,177	794,949
Boston Scientific Corp. (A)	15,687	563,948

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Cooper Cos., Inc.	537	$ 195,103
Danaher Corp.	6,926	1,538,542
DENTSPLY SIRONA, Inc.	2,394	125,350
DexCom, Inc. (A)	1,052	388,945
Edwards Lifesciences Corp. (A)	6,828	622,918
Hologic, Inc. (A)	2,816	205,089
IDEXX Laboratories, Inc. (A)	934	466,879
Intuitive Surgical, Inc. (A)	1,288	1,053,713
Medtronic PLC	14,745	1,727,229
ResMed, Inc.	1,588	337,545
STERIS PLC	935	177,220
Stryker Corp.	3,582	877,733
Teleflex, Inc.	510	209,901
Varian Medical Systems, Inc. (A)	1,001	175,185
West Pharmaceutical Services, Inc.	810	229,481
Zimmer Biomet Holdings, Inc.	2,271	349,938

		13,195,051

Health Care Providers & Services - 2.4%
AmerisourceBergen Corp.	1,611	157,491
Anthem, Inc.	2,725	874,970
Cardinal Health, Inc.	3,214	172,142
Centene Corp. (A)	6,352	381,311
Cigna Corp.	3,958	823,976
CVS Health Corp.	14,339	979,354
DaVita, Inc. (A)	810	95,094
HCA Healthcare, Inc.	2,891	475,454
Henry Schein, Inc. (A)	1,564	104,569
Humana, Inc.	1,450	594,891
Laboratory Corp. of America Holdings (A)	1,067	217,188
McKesson Corp.	1,759	305,925
Quest Diagnostics, Inc.	1,476	175,895
UnitedHealth Group, Inc.	10,394	3,644,968
Universal Health Services, Inc., Class B	851	117,013

		9,120,241

Health Care Technology - 0.1%
Cerner Corp.	3,359	263,614

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	8,147	176,464
Chipotle Mexican Grill, Inc. (A)	307	425,720
Darden Restaurants, Inc.	1,426	169,865
Domino’s Pizza, Inc.	432	165,655
Hilton Worldwide Holdings, Inc.	3,039	338,119
Las Vegas Sands Corp.	3,598	214,441
Marriott International, Inc., Class A	2,913	384,283
McDonald’s Corp.	8,163	1,751,616
MGM Resorts International	4,491	141,511
Norwegian Cruise Line Holdings, Ltd. (A)	3,458	87,937
Royal Caribbean Cruises, Ltd.	2,040	152,368
Starbucks Corp.	12,858	1,375,549
Wynn Resorts, Ltd.	1,064	120,051
Yum! Brands, Inc.	3,305	358,791

		5,862,370

Household Durables - 0.3%
D.R. Horton, Inc.	3,633	250,386
Garmin, Ltd.	1,634	195,524
Leggett & Platt, Inc.	1,452	64,324
Lennar Corp., Class A	3,014	229,757

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Mohawk Industries, Inc. (A)	655	$ 92,322
Newell Brands, Inc.	4,137	87,829
NVR, Inc. (A)	38	155,035
PulteGroup, Inc.	2,937	126,643
Whirlpool Corp.	685	123,636

		1,325,456

Household Products - 1.4%
Church & Dwight Co., Inc.	2,722	237,440
Clorox Co.	1,381	278,851
Colgate-Palmolive Co.	9,390	802,939
Kimberly-Clark Corp.	3,726	502,377
Procter & Gamble Co.	27,164	3,779,599

		5,601,206

Independent Power & Renewable Electricity Producers - 0.0% (C)
AES Corp.	7,286	171,221

Industrial Conglomerates - 1.1%
3M Co.	6,319	1,104,498
General Electric Co.	95,963	1,036,400
Honeywell International, Inc.	7,687	1,635,025
Roper Technologies, Inc.	1,149	495,323

		4,271,246

Insurance - 1.7%
Aflac, Inc.	7,157	318,272
Allstate Corp.	3,331	366,177
American International Group, Inc.	9,438	357,323
Aon PLC, Class A	2,504	529,020
Arthur J. Gallagher & Co.	2,107	260,657
Assurant, Inc.	650	88,543
Chubb, Ltd.	4,945	761,134
Cincinnati Financial Corp.	1,639	143,199
Everest Re Group, Ltd.	438	102,531
Globe Life, Inc.	1,055	100,183
Hartford Financial Services Group, Inc.	3,925	192,247
Lincoln National Corp.	1,990	100,117
Loews Corp.	2,560	115,251
Marsh & McLennan Cos., Inc.	5,556	650,052
MetLife, Inc.	8,380	393,441
Principal Financial Group, Inc.	2,799	138,858
Progressive Corp.	6,415	634,315
Prudential Financial, Inc.	4,338	338,668
Travelers Cos., Inc.	2,775	389,527
Unum Group	2,231	51,179
W.R. Berkley Corp.	1,542	102,420
Willis Towers Watson PLC	1,412	297,480

		6,430,594

Interactive Media & Services - 4.9%
Alphabet, Inc., Class A (A)	3,294	5,773,196
Alphabet, Inc., Class C (A)	3,180	5,570,978
Facebook, Inc., Class A (A)	26,335	7,193,669
Twitter, Inc. (A)	8,713	471,809

		19,009,652

Internet & Direct Marketing Retail - 4.4%
Amazon.com, Inc. (A)	4,672	15,216,377
Booking Holdings, Inc. (A)	449	1,000,044
eBay, Inc.	7,174	360,493
Etsy, Inc. (A)	1,381	245,694

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail (continued)
Expedia Group, Inc.	1,489	$ 197,144

		17,019,752

IT Services - 4.9%
Accenture PLC, Class A	6,941	1,813,059
Akamai Technologies, Inc. (A)	1,783	187,197
Automatic Data Processing, Inc.	4,698	827,787
Broadridge Financial Solutions, Inc.	1,267	194,104
Cognizant Technology Solutions Corp., Class A	5,857	479,981
DXC Technology Co.	2,787	71,765
Fidelity National Information Services, Inc.	6,798	961,645
Fiserv, Inc. (A)	6,299	717,204
FleetCor Technologies, Inc. (A)	914	249,367
Gartner, Inc. (A)	978	156,666
Global Payments, Inc.	3,279	706,362
International Business Machines Corp.	9,761	1,228,715
Jack Henry & Associates, Inc.	836	135,424
Leidos Holdings, Inc.	1,466	154,106
Mastercard, Inc., Class A	9,637	3,439,831
Paychex, Inc.	3,505	326,596
PayPal Holdings, Inc. (A)	12,836	3,006,191
VeriSign, Inc. (A)	1,100	238,040
Visa, Inc., Class A	18,576	4,063,128
Western Union Co.	4,504	98,818

		19,055,986

Leisure Products - 0.0% (C)
Hasbro, Inc.	1,396	130,582

Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc.	3,352	397,178
Bio-Rad Laboratories, Inc., Class A (A)	236	137,574
Illumina, Inc. (A)	1,599	591,630
IQVIA Holdings, Inc. (A)	2,100	376,257
Mettler-Toledo International, Inc. (A)	261	297,456
PerkinElmer, Inc.	1,227	176,075
Thermo Fisher Scientific, Inc.	4,342	2,022,417
Waters Corp. (A)	680	168,246

		4,166,833

Machinery - 1.5%
Caterpillar, Inc.	5,951	1,083,201
Cummins, Inc.	1,621	368,129
Deere & Co.	3,433	923,649
Dover Corp.	1,579	199,349
Flowserve Corp.	1,427	52,585
Fortive Corp.	3,694	261,609
IDEX Corp.	829	165,137
Illinois Tool Works, Inc.	3,155	643,241
Ingersoll Rand, Inc. (A)	4,072	185,520
Otis Worldwide Corp.	4,461	301,341
PACCAR, Inc.	3,795	327,433
Parker-Hannifin Corp.	1,411	384,370
Pentair PLC	1,822	96,730
Snap-on, Inc.	594	101,657
Stanley Black & Decker, Inc.	1,755	313,373
Westinghouse Air Brake Technologies Corp.	1,960	143,472
Xylem, Inc.	1,974	200,933

		5,751,729

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Media - 1.2%
Charter Communications, Inc., Class A (A)	1,598	$ 1,057,157
Comcast Corp., Class A	50,019	2,620,996
Discovery, Inc., Class A (A) (B)	1,756	52,838
Discovery, Inc., Class C (A)	3,232	84,646
DISH Network Corp., Class A (A)	2,709	87,609
Fox Corp., Class A	3,698	107,686
Fox Corp., Class B (A)	1,695	48,952
Interpublic Group of Cos., Inc.	4,273	100,501
News Corp., Class A	4,283	76,965
News Corp., Class B	1,334	23,705
Omnicom Group, Inc.	2,355	146,881
ViacomCBS, Inc., Class B (B)	6,189	230,602

		4,638,538

Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	15,916	414,134
Newmont Corp.	8,801	527,092
Nucor Corp.	3,308	175,953

		1,117,179

Multi-Utilities - 0.7%
Ameren Corp.	2,708	211,386
CenterPoint Energy, Inc.	5,968	129,148
CMS Energy Corp.	3,137	191,388
Consolidated Edison, Inc.	3,748	270,868
Dominion Energy, Inc.	8,937	672,062
DTE Energy Co.	2,120	257,389
NiSource, Inc.	4,198	96,302
Public Service Enterprise Group, Inc.	5,542	323,099
Sempra Energy	3,160	402,616
WEC Energy Group, Inc.	3,456	318,056

		2,872,314

Multiline Retail - 0.5%
Dollar General Corp.	2,684	564,445
Dollar Tree, Inc. (A)	2,576	278,311
Target Corp.	5,486	968,444

		1,811,200

Oil, Gas & Consumable Fuels - 1.8%
Apache Corp.	4,135	58,676
Cabot Oil & Gas Corp.	4,366	71,079
Chevron Corp.	21,089	1,780,966
Concho Resources, Inc.	2,150	125,453
ConocoPhillips	11,699	467,843
Devon Energy Corp.	4,190	66,244
Diamondback Energy, Inc.	1,731	83,780
EOG Resources, Inc.	6,391	318,719
Exxon Mobil Corp.	46,320	1,909,310
Hess Corp.	2,994	158,053
HollyFrontier Corp.	1,633	42,213
Kinder Morgan, Inc.	21,328	291,554
Marathon Oil Corp.	8,648	57,682
Marathon Petroleum Corp.	7,128	294,814
Occidental Petroleum Corp.	9,181	158,923
ONEOK, Inc.	4,868	186,834
Phillips 66	4,785	334,663
Pioneer Natural Resources Co.	1,801	205,116
Valero Energy Corp.	4,467	252,698
Williams Cos., Inc.	13,295	266,565

		7,131,185

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	2,482	$ 660,684

Pharmaceuticals - 3.5%
Bristol-Myers Squibb Co.	24,755	1,535,553
Catalent, Inc. (A)	1,804	187,742
Eli Lilly & Co.	8,698	1,468,570
Johnson & Johnson	28,839	4,538,682
Merck & Co., Inc.	27,716	2,267,169
Perrigo Co. PLC	1,495	66,856
Pfizer, Inc.	60,892	2,241,435
Viatris, Inc. (A)	13,216	247,668
Zoetis, Inc.	5,207	861,758

		13,415,433

Professional Services - 0.3%
Equifax, Inc.	1,333	257,056
IHS Markit, Ltd.	4,083	366,776
Nielsen Holdings PLC	3,911	81,623
Robert Half International, Inc.	1,249	78,037
Verisk Analytics, Inc.	1,781	369,718

		1,153,210

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	3,675	230,496

Road & Rail - 0.9%
CSX Corp.	8,378	760,303
JB Hunt Transport Services, Inc.	915	125,035
Kansas City Southern	1,025	209,233
Norfolk Southern Corp.	2,782	661,031
Old Dominion Freight Line, Inc.	1,054	205,720
Union Pacific Corp.	7,382	1,537,080

		3,498,402

Semiconductors & Semiconductor Equipment - 4.6%
Advanced Micro Devices, Inc. (A)	13,176	1,208,371
Analog Devices, Inc.	4,048	598,011
Applied Materials, Inc.	10,005	863,432
Broadcom, Inc.	4,431	1,940,113
Intel Corp.	44,893	2,236,569
KLA Corp.	1,692	438,076
Lam Research Corp.	1,578	745,242
Maxim Integrated Products, Inc.	2,928	259,567
Microchip Technology, Inc.	2,852	393,890
Micron Technology, Inc. (A)	12,195	916,820
NVIDIA Corp.	6,781	3,541,038
Qorvo, Inc. (A)	1,249	207,671
QUALCOMM, Inc.	12,390	1,887,493
Skyworks Solutions, Inc.	1,819	278,089
Teradyne, Inc.	1,819	218,080
Texas Instruments, Inc.	10,056	1,650,491
Xilinx, Inc.	2,685	380,652

		17,763,605

Software - 7.7%
Adobe, Inc. (A)	5,255	2,628,131
ANSYS, Inc. (A)	941	342,336
Autodesk, Inc. (A)	2,409	735,564
Cadence Design Systems, Inc. (A)	3,056	416,930
Citrix Systems, Inc.	1,349	175,505
Fortinet, Inc. (A)	1,476	219,230
Intuit, Inc.	2,878	1,093,208

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	82,824	$ 18,421,714
NortonLifeLock, Inc.	6,484	134,738
Oracle Corp.	20,780	1,344,258
Paycom Software, Inc. (A)	537	242,858
salesforce.com, Inc. (A)	10,024	2,230,641
ServiceNow, Inc. (A)	2,137	1,176,269
Synopsys, Inc. (A)	1,672	433,449
Tyler Technologies, Inc. (A)	442	192,942

		29,787,773

Specialty Retail - 2.0%
Advance Auto Parts, Inc.	743	117,030
AutoZone, Inc. (A)	254	301,102
Best Buy Co., Inc.	2,525	251,970
CarMax, Inc. (A)	1,798	169,839
Gap, Inc.	2,254	45,508
Home Depot, Inc.	11,794	3,132,722
L Brands, Inc.	2,559	95,169
Lowe’s Cos., Inc.	8,027	1,288,414
O’Reilly Automotive, Inc. (A)	794	359,341
Ross Stores, Inc.	3,900	478,959
Tiffany & Co.	1,184	155,637
TJX Cos., Inc.	13,153	898,218
Tractor Supply Co.	1,276	179,380
Ulta Beauty, Inc. (A)	617	177,178

		7,650,467

Technology Hardware, Storage & Peripherals - 6.3%
Apple, Inc.	175,078	23,231,100
Hewlett Packard Enterprise Co.	14,099	167,073
HP, Inc.	15,046	369,981
NetApp, Inc.	2,447	162,089
Seagate Technology PLC	2,449	152,230
Western Digital Corp.	3,333	184,615
Xerox Holdings Corp.	1,826	42,345

		24,309,433

Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc. (B)	3,816	55,637
NIKE, Inc., Class B	13,746	1,944,647
PVH Corp.	779	73,141
Ralph Lauren Corp.	528	54,775
Tapestry, Inc.	3,039	94,452
Under Armour, Inc., Class A (A)	2,065	35,456
Under Armour, Inc., Class C (A)	2,132	31,724
VF Corp.	3,503	299,191

		2,589,023

	Shares	Value
COMMON STOCKS (continued)
Tobacco - 0.6%
Altria Group, Inc.	20,359	$ 834,719
Philip Morris International, Inc.	17,060	1,412,397

		2,247,116

Trading Companies & Distributors - 0.2%
Fastenal Co.	6,289	307,092
United Rentals, Inc. (A)	790	183,209
WW Grainger, Inc.	494	201,720

		692,021

Water Utilities - 0.1%
American Water Works Co., Inc.	1,986	304,791

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc. (A)	6,391	861,826

Total Common Stocks (Cost $298,952,186)		346,818,229

	Principal	Value

U.S. GOVERNMENT OBLIGATION - 10.0%
U.S. Treasury - 10.0%
U.S. Treasury Note 0.25%, 12/31/2025	$ 38,632,000	38,662,183

Total U.S. Government Obligation (Cost $38,663,690)		38,662,183

	Shares	Value

SHORT-TERM INVESTMENT COMPANY - 0.2%
Money Market Fund - 0.2%
State Street Institutional Treasury Money Market Fund, 0.01% (D)	992,720	992,720

Total Short-Term Investment Company (Cost $992,720)		992,720

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (D)	251,242	251,242

Total Other Investment Company (Cost $251,242)		251,242

Total Investments (Cost $338,859,838)		386,724,374
Net Other Assets (Liabilities) - 0.0%		38,434

Net Assets - 100.0%		$ 386,762,808

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	6	03/19/2021	$1,098,278	$1,124,640	$26,362	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 500 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$346,818,229	$—	$—	$346,818,229
U.S. Government Obligation	—	38,662,183	—	38,662,183
Short-Term Investment Company	992,720	—	—	992,720
Other Investment Company	251,242	—	—	251,242

Total Investments	$348,062,191	$38,662,183	$—	$386,724,374

Other Financial Instruments
Futures Contracts (F)	$26,362	$—	$—	$26,362

Total Other Financial Instruments	$26,362	$—	$—	$26,362

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $513,114, collateralized by cash collateral of $251,242 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $274,852. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2020.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

Global equities throughout 2020 experienced bouts of high volatility as markets were roiled by uncertainty brought on by the global pandemic. Investors’ attempts to handicap the market throughout the year proved challenging at best, as the COVID-19 pandemic reached all corners of the globe, social and political unrest dominated the headlines, and the US held a contentious presidential election, offset by positive (“risk-on”) market events such as new governmental stimulus programs pumping money into investors’ hands, and a global coordinated effort to develop and disseminate a COVID-19 vaccine in record time.

The pandemic set off surging volatility and significant market losses (“drawdowns”) across markets in the first quarter. The CBOE VIX Index, a gauge of US market risk, closed at its highest level since the Global Financial Crisis, on March 16th, at 82.7. By comparison, the average CBOE VIX Index level in 2019 was 15.4. The velocity of the market selloff resulted in drawdowns in excess of -30% across major global equity indices in approximately one month’s time.

Domestic equities, as measured by the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® indices, posted returns of -19.60%, -29.70% and -32.64%, respectively, in the first quarter, and international equities, as measured by the S&P EPAC Ex-Korea LargeMidCap and S&P EM 100 indices, posted returns of -22.43% and -22.55%, respectively. The tides quickly turned, however, following the first quarter.

From the start of the second quarter through September the risk-on trade was alive and well. The risk rally was dominated by technology companies and other “stay-at-home” names that benefited from government lockdowns. By September, investors, betting on a successful rollout of the vaccine and a recovery in corporate earnings, looked away from growth markets like the NASDAQ and returned to mid-cap and small-cap securities and one of the most out-of-favor factors over the past decade, value stocks, all which outperformed large-cap and growth equity indices in the fourth quarter.

By year-end, the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® indices returned 18.40%, 13.66%, and 11.29%, respectively, and the S&P EPAC Ex-Korea LargeMidCap and S&P EM 100 indices returned 9.10% and 22.67%, respectively.

PERFORMANCE OVERVIEW

For the year ended December 31, 2020, DeltaShares® S&P 600 Managed Risk ETF (NAV) returned -6.02%. By comparison, the S&P 600® Managed Risk 2.0 Index (the “Underlying Index”) returned -5.60% and the S&P SmallCap 600® Index returned 11.29%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® S&P 600 Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Underlying Index.

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks and/or U.S. Treasury bills and bonds. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P SmallCap 600® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions, or for tax management purposes. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index. Prior to June 19, 2020, the fund implemented an optimized portfolio sampling strategy to replicate the index.

The Fund entered the year with a 100% allocation to equities, reached a low equity allocation of 6% due to the COVID-19 market selloff and volatility, and ended the year at 52%. The Fund’s risk management strategy resulted in an average equity allocation to the S&P SmallCap 600® index of 35% and the Fund returned -6.02% in 2020.

During 2020, the largest contributors to the Fund’s absolute total return were equities within the health care, consumer discretionary and information technology sectors. The largest sector detractors to the Fund during 2020 were energy, utilities and real estate.

During the fiscal year, the Fund utilized derivatives. These positions detracted from performance.

Blake Graves, CFA, FRM

Charles Lowery, CFA

Louis Ng, FRM

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	51.3%
U.S. Government Obligation	48.3
Other Investment Company	1.0
Short-Term Investment Company	0.3
Net Other Assets (Liabilities) ^	(0.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

(unaudited)

Performance as of December 31, 2020
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	(6.02)%	2.26%	(6.02)%	7.96%	07/31/2017
Fund Market	(6.15)%	2.19%	(6.15)%	7.71%	07/31/2017
S&P SmallCap 600® Index (A)	11.29%	9.45%	11.29%	36.21%
S&P 600® Managed Risk 2.0 Index (A)(B)(C)(D)	(5.60)%	2.77%	(5.60)%	9.79%

(A) The S&P SmallCap 600® Index is a market-capitalization weighted index of 600 small-size U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The S&P 600® Managed Risk 2.0 Index is comprised of weightings amongst the S&P SmallCap 600® Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P SmallCap 600® Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the Fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. The principal risks include risks related to: Equity securities, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange-traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 51.3%
Aerospace & Defense - 0.8%
AAR Corp.	722	$ 26,151
Aerojet Rocketdyne Holdings, Inc. (A) (B)	1,565	82,710
AeroVironment, Inc. (A)	478	41,538
Cubic Corp.	686	42,559
Kaman Corp.	603	34,449
Moog, Inc., Class A	639	50,673
National Presto Industries, Inc.	113	9,993
Park Aerospace Corp.	408	5,471
Triumph Group, Inc.	1,135	14,256

		307,800

Air Freight & Logistics - 0.4%
Atlas Air Worldwide Holdings, Inc. (A)	569	31,033
Echo Global Logistics, Inc. (A)	579	15,529
Forward Air Corp.	599	46,027
Hub Group, Inc., Class A (A)	729	41,553

		134,142

Airlines - 0.3%
Allegiant Travel Co.	285	53,933
Hawaiian Holdings, Inc.	1,002	17,735
SkyWest, Inc.	1,092	44,019

		115,687

Auto Components - 0.8%
American Axle & Manufacturing Holdings, Inc. (A)	2,466	20,566
Cooper Tire & Rubber Co.	1,097	44,429
Cooper-Standard Holdings, Inc. (A)	368	12,759
Dorman Products, Inc. (A)	626	54,349
Gentherm, Inc. (A)	712	46,437
LCI Industries	548	71,065
Motorcar Parts of America, Inc. (A)	415	8,142
Patrick Industries, Inc.	478	32,671
Standard Motor Products, Inc.	440	17,802

		308,220

Automobiles - 0.1%
Winnebago Industries, Inc.	735	44,056

Banks - 4.4%
Allegiance Bancshares, Inc.	410	13,993
Ameris Bancorp	1,513	57,600
Banc of California, Inc.	964	14,180
BancFirst Corp.	406	23,832
BankUnited, Inc.	2,011	69,943
Banner Corp.	765	35,641
Berkshire Hills Bancorp, Inc.	1,107	18,952
Boston Private Financial Holdings, Inc.	1,791	15,134
Brookline Bancorp, Inc.	1,721	20,721
Cadence BanCorp	2,743	45,040
Central Pacific Financial Corp.	614	11,672
City Holding Co.	344	23,925
Columbia Banking System, Inc.	1,559	55,968
Community Bank System, Inc.	1,166	72,653
Customers Bancorp, Inc. (A)	633	11,508
CVB Financial Corp.	2,773	54,074
Dime Community Bancshares, Inc.	619	9,762
Eagle Bancorp, Inc.	702	28,993
FB Financial Corp.	678	23,547
First BanCorp	4,751	43,804
First Bancorp	623	21,076
First Commonwealth Financial Corp.	2,093	22,897

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
First Financial Bancorp	2,134	$ 37,409
First Hawaiian, Inc.	2,848	67,156
First Midwest Bancorp, Inc.	2,489	39,625
Great Western Bancorp, Inc.	1,198	25,038
Hanmi Financial Corp.	669	7,586
Heritage Financial Corp.	782	18,291
Hope Bancorp, Inc.	2,684	29,282
Independent Bank Corp.	718	52,443
Independent Bank Group, Inc.	800	50,016
National Bank Holdings Corp., Class A	666	21,818
NBT Bancorp, Inc.	950	30,495
OFG Bancorp	1,118	20,728
Old National Bancorp	3,600	59,616
Pacific Premier Bancorp, Inc.	2,055	64,383
Park National Corp. (B)	309	32,448
Preferred Bank	295	14,889
Renasant Corp.	1,223	41,191
S&T Bancorp, Inc.	856	21,263
Seacoast Banking Corp. of Florida (A)	1,201	35,369
ServisFirst Bancshares, Inc.	1,021	41,136
Simmons First National Corp., Class A	2,370	51,168
Southside Bancshares, Inc.	684	21,225
Tompkins Financial Corp.	263	18,568
Triumph Bancorp, Inc. (A)	492	23,887
United Community Banks, Inc.	1,886	53,638
Veritex Holdings, Inc.	1,081	27,738
Westamerica BanCorp	585	32,345

		1,633,666

Beverages - 0.2%
Coca-Cola Consolidated, Inc.	101	26,893
MGP Ingredients, Inc.	287	13,506
National Beverage Corp. (B)	254	21,565

		61,964

Biotechnology - 0.6%
Anika Therapeutics, Inc. (A)	309	13,985
Coherus Biosciences, Inc. (A) (B)	1,380	23,984
Cytokinetics, Inc. (A) (B)	1,541	32,022
Eagle Pharmaceuticals, Inc. (A)	252	11,736
Enanta Pharmaceuticals, Inc. (A)	389	16,377
Myriad Genetics, Inc. (A)	1,638	32,391
REGENXBIO, Inc. (A)	652	29,575
Spectrum Pharmaceuticals, Inc. (A)	3,177	10,834
Vanda Pharmaceuticals, Inc. (A)	1,191	15,650
Xencor, Inc. (A)	1,251	54,581

		241,135

Building Products - 1.0%
AAON, Inc.	887	59,101
American Woodmark Corp. (A)	370	34,724
Apogee Enterprises, Inc.	574	18,184
Gibraltar Industries, Inc. (A)	708	50,934
Griffon Corp.	978	19,932
Insteel Industries, Inc.	420	9,353
PGT Innovations, Inc. (A)	1,284	26,117
Quanex Building Products Corp.	714	15,829
Resideo Technologies, Inc. (A)	3,059	65,034
UFP Industries, Inc.	1,332	73,993

		373,201

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Capital Markets - 0.5%
Blucora, Inc. (A)	1,046	$ 16,642
Brightsphere Investment Group, Inc.	1,304	25,141
Donnelley Financial Solutions, Inc. (A)	647	10,980
Greenhill & Co., Inc.	310	3,763
Piper Sandler Cos.	299	30,169
StoneX Group, Inc. (A)	354	20,497
Virtus Investment Partners, Inc.	156	33,852
Waddell & Reed Financial, Inc., Class A	1,361	34,665
WisdomTree Investments, Inc.	2,430	13,000

		188,709

Chemicals - 1.5%
AdvanSix, Inc. (A)	610	12,194
American Vanguard Corp.	580	9,002
Balchem Corp.	704	81,115
Ferro Corp. (A)	1,792	26,217
FutureFuel Corp.	562	7,137
GCP Applied Technologies, Inc. (A)	1,050	24,833
Hawkins, Inc.	207	10,828
HB Fuller Co.	1,126	58,417
Innospec, Inc.	535	48,541
Koppers Holdings, Inc. (A)	459	14,302
Kraton Corp. (A)	694	19,286
Livent Corp. (A) (B)	3,185	60,005
Quaker Chemical Corp. (B)	287	72,723
Rayonier Advanced Materials, Inc. (A)	1,379	8,991
Stepan Co.	465	55,484
Tredegar Corp.	562	9,385
Trinseo SA	834	42,709

		561,169

Commercial Services & Supplies - 0.9%
ABM Industries, Inc.	1,452	54,944
Brady Corp., Class A	1,055	55,725
Deluxe Corp.	912	26,630
Harsco Corp. (A)	1,718	30,890
Interface, Inc.	1,277	13,409
Matthews International Corp., Class A	692	20,345
Pitney Bowes, Inc.	3,769	23,217
Team, Inc. (A)	667	7,270
UniFirst Corp.	332	70,281
US Ecology, Inc.	686	24,922
Viad Corp.	445	16,096

		343,729

Communications Equipment - 0.6%
ADTRAN, Inc.	1,044	15,420
Applied Optoelectronics, Inc. (A) (B)	460	3,915
CalAmp Corp. (A)	762	7,559
Comtech Telecommunications Corp.	545	11,276
Digi International, Inc. (A)	637	12,039
Extreme Networks, Inc. (A)	2,678	18,451
Harmonic, Inc. (A) (B)	2,128	15,726
NETGEAR, Inc. (A)	659	26,775
Plantronics, Inc.	817	22,084
Viavi Solutions, Inc. (A)	4,986	74,665

		207,910

Construction & Engineering - 0.5%
Aegion Corp. (A)	670	12,723
Arcosa, Inc.	1,051	57,731

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering (continued)
Comfort Systems USA, Inc.	792	$ 41,707
Granite Construction, Inc.	1,018	27,191
Matrix Service Co. (A)	576	6,348
MYR Group, Inc. (A)	364	21,876

		167,576

Construction Materials - 0.0% (C)
US Concrete, Inc. (A)	345	13,790

Consumer Finance - 0.4%
Encore Capital Group, Inc. (A)	682	26,564
Enova International, Inc. (A)	777	19,246
EZCORP, Inc., Class A (A)	1,134	5,432
Green Dot Corp., Class A (A)	1,164	64,951
PRA Group, Inc. (A)	992	39,343
World Acceptance Corp. (A) (B)	87	8,893

		164,429

Containers & Packaging - 0.0% (C)
Myers Industries, Inc.	780	16,208

Distributors - 0.1%
Core-Mark Holding Co., Inc.	978	28,724

Diversified Consumer Services - 0.1%
American Public Education, Inc. (A)	322	9,815
Perdoceo Education Corp. (A)	1,509	19,059
Regis Corp. (A) (B)	528	4,852

		33,726

Diversified Telecommunication Services - 0.7%
ATN International, Inc.	239	9,980
Cincinnati Bell, Inc. (A)	1,103	16,854
Cogent Communications Holdings, Inc.	916	54,841
Consolidated Communications Holdings, Inc. (A)	1,591	7,780
Iridium Communications, Inc. (A)	2,554	100,436
Vonage Holdings Corp. (A)	5,082	65,431

		255,322

Electrical Equipment - 0.3%
AZZ, Inc.	568	26,946
Encore Wire Corp.	449	27,196
Powell Industries, Inc.	192	5,662
Vicor Corp. (A)	460	42,421

		102,225

Electronic Equipment, Instruments & Components - 2.0%
Arlo Technologies, Inc. (A)	1,721	13,407
Badger Meter, Inc.	634	59,634
Bel Fuse, Inc., Class B	222	3,337
Benchmark Electronics, Inc.	794	21,446
CTS Corp.	703	24,134
Daktronics, Inc.	803	3,758
ePlus, Inc. (A)	294	25,857
Fabrinet (A)	804	62,382
FARO Technologies, Inc. (A)	388	27,404
Insight Enterprises, Inc. (A)	764	58,133
Itron, Inc. (A)	880	84,392
Knowles Corp. (A)	1,996	36,786
Methode Electronics, Inc.	817	31,275
MTS Systems Corp.	420	24,427
OSI Systems, Inc. (A)	363	33,839
PC Connection, Inc.	239	11,302
Plexus Corp. (A)	628	49,116

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Rogers Corp. (A)	407	$ 63,203
Sanmina Corp. (A)	1,417	45,188
ScanSource, Inc. (A)	552	14,562
TTM Technologies, Inc. (A)	2,161	29,811

		723,393

Energy Equipment & Services - 0.7%
Archrock, Inc.	2,797	24,222
Bristow Group, Inc. (A)	505	13,292
Core Laboratories NV	969	25,688
DMC Global, Inc.	322	13,926
Dril-Quip, Inc. (A)	764	22,630
Exterran Corp. (A)	541	2,391
Helix Energy Solutions Group, Inc. (A)	3,073	12,907
Helmerich & Payne, Inc.	2,343	54,264
Nabors Industries, Ltd.	140	8,152
Oceaneering International, Inc. (A)	2,162	17,188
Oil States International, Inc. (A)	1,329	6,671
Patterson-UTI Energy, Inc.	4,082	21,471
ProPetro Holding Corp. (A)	1,758	12,992
RPC, Inc. (A)	1,264	3,982
US Silica Holdings, Inc.	1,610	11,302

		251,078

Entertainment - 0.1%
Glu Mobile, Inc. (A)	3,221	29,021
Marcus Corp.	504	6,794

		35,815

Equity Real Estate Investment Trusts - 3.8%
Acadia Realty Trust	1,878	26,649
Agree Realty Corp.	1,206	80,295
Alexander & Baldwin, Inc.	1,575	27,059
American Assets Trust, Inc.	1,089	31,450
Armada Hoffler Properties, Inc.	1,261	14,148
Brandywine Realty Trust	3,714	44,234
CareTrust, Inc.	2,084	46,223
Centerspace	283	19,991
Chatham Lodging Trust	1,023	11,048
Community Healthcare Trust, Inc.	480	22,613
CoreCivic, Inc.	2,605	17,063
DiamondRock Hospitality Co.	4,344	35,838
Diversified Healthcare Trust	5,188	21,375
Easterly Government Properties, Inc.	1,769	40,068
Essential Properties Realty Trust, Inc.	2,279	48,315
Four Corners Property Trust, Inc.	1,599	47,602
Franklin Street Properties Corp.	2,103	9,190
GEO Group, Inc.	2,641	23,399
Getty Realty Corp.	783	21,564
Global Net Lease, Inc.	1,948	33,389
Hersha Hospitality Trust	795	6,273
Independence Realty Trust, Inc.	2,065	27,733
Industrial Logistics Properties Trust	1,422	33,118
Innovative Industrial Properties, Inc. (B)	483	88,452
iStar, Inc. (B)	1,611	23,923
Kite Realty Group Trust	1,833	27,422
Lexington Realty Trust	6,030	64,039
LTC Properties, Inc.	854	33,229
Mack-Cali Realty Corp.	1,876	23,375
National Storage Affiliates Trust	1,356	48,857

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
NexPoint Residential Trust, Inc.	482	$ 20,393
Office Properties Income Trust	1,052	23,901
Retail Opportunity Investments Corp.	2,569	34,399
Retail Properties of America, Inc., Class A	4,665	39,932
RPT Realty	1,763	15,250
Safehold, Inc. (B)	312	22,617
Saul Centers, Inc.	280	8,870
SITE Centers Corp.	3,281	33,204
Summit Hotel Properties, Inc.	2,301	20,732
Tanger Factory Outlet Centers, Inc. (B)	2,035	20,269
Uniti Group, Inc.	5,067	59,436
Universal Health Realty Income Trust	279	17,931
Urstadt Biddle Properties, Inc., Class A	653	9,227
Washington Real Estate Investment Trust	1,793	38,783
Whitestone, REIT	867	6,910
Xenia Hotels & Resorts, Inc.	2,476	37,635

		1,407,423

Food & Staples Retailing - 0.3%
Andersons, Inc.	668	16,373
Chefs’ Warehouse, Inc. (A)	707	18,163
PriceSmart, Inc.	508	46,274
SpartanNash Co.	781	13,597
United Natural Foods, Inc. (A)	1,220	19,483

		113,890

Food Products - 0.6%
B&G Foods, Inc. (B)	1,399	38,794
Cal-Maine Foods, Inc. (A)	814	30,558
Calavo Growers, Inc.	361	25,064
Fresh Del Monte Produce, Inc.	660	15,886
J & J Snack Foods Corp.	326	50,651
John B Sanfilippo & Son, Inc.	192	15,141
Seneca Foods Corp., Class A (A)	146	5,825
Simply Good Foods Co. (A)	1,833	57,483

		239,402

Gas Utilities - 0.3%
Chesapeake Utilities Corp.	380	41,120
NorthWest Natural Holding Co.	666	30,629
South Jersey Industries, Inc.	2,190	47,195

		118,944

Health Care Equipment & Supplies - 1.6%
AngioDynamics, Inc. (A)	826	12,663
Cardiovascular Systems, Inc. (A)	874	38,246
CONMED Corp.	623	69,776
CryoLife, Inc. (A)	846	19,974
Cutera, Inc. (A)	384	9,258
Glaukos Corp. (A) (B)	979	73,679
Heska Corp. (A) (B)	194	28,256
Inogen, Inc. (A)	400	17,872
Integer Holdings Corp. (A)	716	58,132
Invacare Corp.	749	6,704
Lantheus Holdings, Inc. (A)	1,456	19,641
LeMaitre Vascular, Inc.	368	14,904
Meridian Bioscience, Inc. (A)	938	17,531
Merit Medical Systems, Inc. (A)	1,064	59,063
Mesa Laboratories, Inc. (B)	106	30,384
Natus Medical, Inc. (A)	737	14,769
OraSure Technologies, Inc. (A)	1,562	16,534

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Orthofix Medical, Inc. (A)	421	$ 18,095
Surmodics, Inc. (A)	298	12,969
Tactile Systems Technology, Inc. (A)	423	19,010
Varex Imaging Corp. (A)	853	14,228
Zynex, Inc. (A) (B)	424	5,707

		577,395

Health Care Providers & Services - 2.1%
Addus HomeCare Corp. (A)	327	38,288
AMN Healthcare Services, Inc. (A)	1,024	69,888
BioTelemetry, Inc. (A)	746	53,772
Community Health Systems, Inc. (A)	2,448	18,189
CorVel Corp. (A)	199	21,094
Covetrus, Inc. (A)	2,158	62,021
Cross Country Healthcare, Inc. (A)	761	6,750
Ensign Group, Inc.	1,110	80,941
Fulgent Genetics, Inc. (A)	285	14,848
Hanger, Inc. (A)	830	18,252
Magellan Health, Inc. (A)	496	41,089
MEDNAX, Inc. (A)	1,864	45,743
Owens & Minor, Inc.	1,601	43,307
Pennant Group, Inc. (A)	552	32,049
Providence Service Corp. (A)	269	37,291
R1 RCM, Inc. (A)	2,540	61,011
RadNet, Inc. (A)	933	18,259
Select Medical Holdings Corp. (A)	2,347	64,918
Tivity Health, Inc. (A)	815	15,966
US Physical Therapy, Inc.	280	33,670

		777,346

Health Care Technology - 0.9%
Allscripts Healthcare Solutions, Inc. (A)	3,440	49,674
Computer Programs & Systems, Inc.	275	7,381
HealthStream, Inc. (A)	552	12,056
HMS Holdings Corp. (A)	1,928	70,854
NextGen Healthcare, Inc. (A)	1,206	21,997
Omnicell, Inc. (A)	921	110,538
Simulations Plus, Inc.	330	23,734
Tabula Rasa HealthCare, Inc. (A) (B)	472	20,220

		316,454

Hotels, Restaurants & Leisure - 0.9%
BJ’s Restaurants, Inc.	486	18,706
Bloomin’ Brands, Inc.	1,735	33,694
Brinker International, Inc.	986	55,778
Cheesecake Factory, Inc.	913	33,836
Chuy’s Holdings, Inc. (A)	429	11,364
Dave & Buster’s Entertainment, Inc. (B)	1,033	31,011
Dine Brands Global, Inc.	357	20,706
El Pollo Loco Holdings, Inc. (A)	413	7,475
Fiesta Restaurant Group, Inc. (A)	378	4,309
Monarch Casino & Resort, Inc. (A)	278	17,019
Red Robin Gourmet Burgers, Inc. (A)	338	6,500
Ruth’s Hospitality Group, Inc.	694	12,305
Shake Shack, Inc., Class A (A)	776	65,789

		318,492

Household Durables - 1.2%
Cavco Industries, Inc. (A)	186	32,634
Century Communities, Inc. (A)	632	27,669
Ethan Allen Interiors, Inc.	475	9,600

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Installed Building Products, Inc. (A)	493	$ 50,251
iRobot Corp. (A) (B)	612	49,137
La-Z-Boy, Inc.	1,005	40,039
LGI Homes, Inc. (A)	481	50,914
M/I Homes, Inc. (A)	626	27,725
MDC Holdings, Inc.	1,116	54,238
Meritage Homes Corp. (A)	819	67,830
Tupperware Brands Corp. (A)	1,071	34,690
Universal Electronics, Inc. (A)	299	15,685

		460,412

Household Products - 0.3%
Central Garden & Pet Co. (A)	212	8,185
Central Garden & Pet Co., Class A (A)	848	30,808
WD-40 Co.	298	79,173

		118,166

Industrial Conglomerates - 0.1%
Raven Industries, Inc.	781	25,843

Insurance - 1.4%
Ambac Financial Group, Inc. (A)	997	15,334
American Equity Investment Life Holding Co.	2,003	55,403
AMERISAFE, Inc.	421	24,178
Assured Guaranty, Ltd.	1,758	55,359
eHealth, Inc. (A)	564	39,824
Employers Holdings, Inc.	632	20,344
HCI Group, Inc.	134	7,008
Horace Mann Educators Corp.	902	37,920
James River Group Holdings, Ltd.	666	32,734
Palomar Holdings, Inc. (A)	472	41,933
ProAssurance Corp.	1,173	20,868
Safety Insurance Group, Inc.	308	23,993
Stewart Information Services Corp.	582	28,146
Third Point Reinsurance, Ltd. (A)	1,789	17,031
Trupanion, Inc. (A)	713	85,353
United Fire Group, Inc.	469	11,772
United Insurance Holdings Corp.	450	2,574
Universal Insurance Holdings, Inc.	621	9,383

		529,157

Interactive Media & Services - 0.1%
QuinStreet, Inc. (A)	1,059	22,705

Internet & Direct Marketing Retail - 0.4%
Liquidity Services, Inc. (A)	571	9,085
PetMed Express, Inc. (B)	441	14,138
Shutterstock, Inc.	481	34,488
Stamps.com, Inc. (A)	397	77,887

		135,598

IT Services - 1.1%
Cardtronics PLC, Class A (A)	775	27,358
CSG Systems International, Inc.	717	32,315
EVERTEC, Inc.	1,299	51,077
ExlService Holdings, Inc. (A)	736	62,656
ManTech International Corp., Class A	592	52,652
NIC, Inc.	1,459	37,686
Perficient, Inc. (A)	719	34,260
Sykes Enterprises, Inc. (A)	861	32,434
TTEC Holdings, Inc.	397	28,953
Unisys Corp. (A)	1,372	27,001

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Virtusa Corp. (A)	620	$ 31,701

		418,093

Leisure Products - 0.6%
Callaway Golf Co.	2,051	49,244
Sturm Ruger & Co., Inc.	381	24,792
Vista Outdoor, Inc. (A)	1,268	30,128
YETI Holdings, Inc. (A)	1,631	111,674

		215,838

Life Sciences Tools & Services - 0.4%
Luminex Corp.	942	21,779
NeoGenomics, Inc. (A) (B)	2,417	130,131

		151,910

Machinery - 3.1%
Alamo Group, Inc.	215	29,659
Albany International Corp., Class A	668	49,045
Astec Industries, Inc.	492	28,477
Barnes Group, Inc.	1,014	51,400
Chart Industries, Inc. (A)	769	90,581
CIRCOR International, Inc. (A)	435	16,721
Enerpac Tool Group Corp.	1,303	29,461
EnPro Industries, Inc.	447	33,757
ESCO Technologies, Inc.	567	58,526
Federal Signal Corp.	1,318	43,718
Franklin Electric Co., Inc.	835	57,790
Greenbrier Cos., Inc.	715	26,012
Hillenbrand, Inc.	1,628	64,794
John Bean Technologies Corp.	691	78,684
Lindsay Corp.	237	30,445
Lydall, Inc. (A)	367	11,021
Meritor, Inc. (A)	1,574	43,930
Mueller Industries, Inc.	1,243	43,642
Proto Labs, Inc. (A)	582	89,279
SPX Corp. (A)	975	53,177
SPX Flow, Inc. (A)	919	53,265
Standex International Corp.	270	20,930
Tennant Co.	402	28,208
Titan International, Inc.	1,096	5,327
Wabash National Corp.	1,153	19,866
Watts Water Technologies, Inc., Class A	597	72,655

		1,130,370

Marine - 0.2%
Matson, Inc.	938	53,438
SEACOR Holdings, Inc. (A)	417	17,285

		70,723

Media - 0.3%
AMC Networks, Inc., Class A (A) (B)	648	23,179
EW Scripps Co., Class A	1,244	19,021
Gannett Co., Inc. (A) (B)	2,854	9,589
Meredith Corp. (B)	881	16,915
Scholastic Corp.	652	16,300
TechTarget, Inc. (A)	514	30,383

		115,387

Metals & Mining - 1.0%
Allegheny Technologies, Inc. (A)	2,761	46,302
Arconic Corp. (A)	2,115	63,027
Carpenter Technology Corp.	1,045	30,430

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Century Aluminum Co. (A)	1,091	$ 12,034
Cleveland-Cliffs, Inc. (B)	8,692	126,556
Haynes International, Inc.	275	6,556
Kaiser Aluminum Corp.	344	34,022
Materion Corp.	443	28,228
Olympic Steel, Inc.	198	2,639
SunCoke Energy, Inc.	1,802	7,839
TimkenSteel Corp. (A)	826	3,857
Warrior Met Coal, Inc.	1,114	23,750

		385,240

Mortgage Real Estate Investment Trusts - 0.5%
Apollo Commercial Real Estate Finance, Inc.	2,810	31,388
ARMOUR Residential, Inc. (B)	1,409	15,203
Capstead Mortgage Corp.	2,101	12,207
Granite Point Mortgage Trust, Inc.	1,202	12,008
Invesco Mortgage Capital, Inc. (B)	3,949	13,347
KKR Real Estate Finance Trust, Inc.	592	10,609
New York Mortgage Trust, Inc.	8,224	30,346
PennyMac Mortgage Investment Trust	2,151	37,836
Ready Capital Corp. (B)	889	11,068
Redwood Trust, Inc.	2,437	21,397

		195,409

Multi-Utilities - 0.2%
Avista Corp.	1,497	60,090

Multiline Retail - 0.3%
Big Lots, Inc. (B)	778	33,400
Macy’s, Inc. (B)	6,756	76,005

		109,405

Oil, Gas & Consumable Fuels - 0.9%
Bonanza Creek Energy, Inc. (A)	404	7,809
Callon Petroleum Co. (A) (B)	866	11,396
Consol Energy, Inc. (A)	651	4,694
Dorian LPG, Ltd. (A)	731	8,911
Green Plains, Inc. (A)	730	9,614
Laredo Petroleum, Inc. (A) (B)	196	3,861
Matador Resources Co. (A)	2,391	28,835
Par Pacific Holdings, Inc. (A)	870	12,163
PBF Energy, Inc., Class A	2,092	14,853
PDC Energy, Inc. (A)	2,169	44,530
Penn Virginia Corp. (A) (B)	331	3,360
QEP Resources, Inc.	5,274	12,605
Range Resources Corp.	5,581	37,393
Renewable Energy Group, Inc. (A)	856	60,622
REX American Resources Corp. (A)	115	8,449
SM Energy Co.	2,320	14,198
Southwestern Energy Co. (A)	14,062	41,905
Talos Energy, Inc. (A)	509	4,194

		329,392

Paper & Forest Products - 0.2%
Clearwater Paper Corp. (A)	361	13,628
Glatfelter Corp.	966	15,823
Mercer International, Inc.	860	8,815
Neenah, Inc.	366	20,247
Schweitzer-Mauduit International, Inc.	682	27,423

		85,936

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.3%
Inter Parfums, Inc.	385	$ 23,289
Medifast, Inc.	256	50,263
USANA Health Sciences, Inc. (A)	261	20,123

		93,675

Pharmaceuticals - 0.6%
Amphastar Pharmaceuticals, Inc. (A)	796	16,008
ANI Pharmaceuticals, Inc. (A)	210	6,098
Corcept Therapeutics, Inc. (A)	2,276	59,540
Endo International PLC (A)	5,014	36,000
Innoviva, Inc. (A)	1,369	16,962
Lannett Co., Inc. (A) (B)	744	4,851
Pacira BioSciences, Inc. (A)	946	56,609
Phibro Animal Health Corp., Class A	442	8,584
Supernus Pharmaceuticals, Inc. (A)	1,147	28,858

		233,510

Professional Services - 0.6%
Exponent, Inc.	1,124	101,194
Forrester Research, Inc. (A)	239	10,014
Heidrick & Struggles International, Inc.	422	12,398
Kelly Services, Inc., Class A	726	14,934
Korn Ferry	1,179	51,287
Resources Connection, Inc.	664	8,346
TrueBlue, Inc. (A)	772	14,429

		212,602

Real Estate Management & Development - 0.3%
Marcus & Millichap, Inc. (A)	523	19,471
RE/MAX Holdings, Inc., Class A	404	14,677
Realogy Holdings Corp. (A) (B)	2,514	32,984
St. Joe Co. (B)	679	28,824

		95,956

Road & Rail - 0.5%
ArcBest Corp.	553	23,597
Heartland Express, Inc.	1,073	19,421
Marten Transport, Ltd.	1,278	22,020
Saia, Inc. (A)	569	102,875

		167,913

Semiconductors & Semiconductor Equipment - 2.2%
Advanced Energy Industries, Inc. (A)	833	80,776
Axcelis Technologies, Inc. (A)	729	21,228
Brooks Automation, Inc.	1,607	109,035
CEVA, Inc. (A)	484	22,022
Cohu, Inc.	914	34,896
Diodes, Inc. (A)	918	64,719
DSP Group, Inc. (A)	478	7,930
FormFactor, Inc. (A)	1,685	72,489
Ichor Holdings, Ltd. (A)	504	15,193
Kulicke & Soffa Industries, Inc.	1,351	42,975
MaxLinear, Inc. (A)	1,469	56,101
Onto Innovation, Inc. (A)	1,063	50,546
PDF Solutions, Inc. (A)	638	13,781
Photronics, Inc. (A)	1,429	15,948
Power Integrations, Inc.	1,303	106,664
Rambus, Inc. (A)	2,480	43,301
SMART Global Holdings, Inc. (A)	303	11,402
Ultra Clean Holdings, Inc. (A)	882	27,474
Veeco Instruments, Inc. (A)	1,080	18,749

		815,229

	Shares	Value
COMMON STOCKS (continued)
Software - 1.6%
8x8, Inc. (A)	2,315	$ 79,798
Agilysys, Inc. (A)	442	16,964
Alarm.com Holdings, Inc. (A)	973	100,657
Bottomline Technologies de, Inc. (A)	854	45,040
Ebix, Inc. (B)	512	19,441
LivePerson, Inc. (A) (B)	1,354	84,259
MicroStrategy, Inc., Class A (A)	158	61,391
Onespan, Inc. (A)	743	15,365
Progress Software Corp.	982	44,376
SPS Commerce, Inc. (A)	769	83,506
Xperi Holding Corp.	2,302	48,112

		598,909

Specialty Retail - 1.9%
Aaron’s Co., Inc. (A)	731	13,860
Abercrombie & Fitch Co., Class A	1,358	27,649
America’s Car-Mart, Inc. (A)	134	14,719
Asbury Automotive Group, Inc. (A)	420	61,211
Barnes & Noble Education, Inc. (A)	656	3,050
Bed Bath & Beyond, Inc. (B)	2,743	48,716
Boot Barn Holdings, Inc. (A) (B)	629	27,273
Buckle, Inc. (B)	624	18,221
Caleres, Inc.	825	12,911
Cato Corp., Class A	429	4,114
Chico’s FAS, Inc.	2,611	4,151
Children’s Place, Inc. (B)	318	15,932
Conn’s, Inc. (A)	419	4,898
Designer Brands, Inc., Class A	1,280	9,792
GameStop Corp., Class A (A) (B)	1,192	22,457
Genesco, Inc. (A)	310	9,328
Group 1 Automotive, Inc.	375	49,178
Guess?, Inc. (B)	817	18,481
Haverty Furniture Cos., Inc.	364	10,072
Hibbett Sports, Inc. (A)	361	16,671
Lumber Liquidators Holdings, Inc. (A)	629	19,335
MarineMax, Inc. (A)	481	16,849
Michaels Cos., Inc. (A) (B)	1,607	20,907
Monro, Inc.	725	38,643
ODP Corp.	1,147	33,607
Rent-A-Center, Inc.	1,061	40,626
Sally Beauty Holdings, Inc. (A)	2,456	32,026
Shoe Carnival, Inc.	187	7,327
Signet Jewelers, Ltd.	1,140	31,088
Sleep Number Corp. (A)	604	49,443
Sonic Automotive, Inc., Class A	516	19,902
Zumiez, Inc. (A)	455	16,735

		719,172

Technology Hardware, Storage & Peripherals - 0.1%
3D Systems Corp. (A) (B)	2,703	28,328
Diebold Nixdorf, Inc. (A)	1,691	18,026

		46,354

Textiles, Apparel & Luxury Goods - 1.2%
Capri Holdings, Ltd. (A)	3,280	137,760
Crocs, Inc. (A)	1,470	92,110
Fossil Group, Inc. (A)	1,020	8,843
G-III Apparel Group, Ltd. (A)	948	22,506
Kontoor Brands, Inc. (A) (B)	1,021	41,412
Movado Group, Inc.	361	6,000

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Oxford Industries, Inc.	367	$ 24,042
Steven Madden, Ltd.	1,684	59,479
Unifi, Inc. (A)	325	5,765
Vera Bradley, Inc. (A)	480	3,821
Wolverine World Wide, Inc.	1,787	55,844

		457,582

Thrifts & Mortgage Finance - 1.1%
Axos Financial, Inc. (A)	1,118	41,959
Capitol Federal Financial, Inc.	2,810	35,125
Flagstar Bancorp, Inc.	1,030	41,983
HomeStreet, Inc.	474	15,997
Meta Financial Group, Inc.	728	26,616
Mr. Cooper Group, Inc. (A)	1,563	48,500
NMI Holdings, Inc., Class A (A)	1,847	41,835
Northfield Bancorp, Inc.	1,041	12,835
Northwest Bancshares, Inc.	2,783	35,455
Provident Financial Services, Inc.	1,587	28,502
TrustCo Bank Corp.	2,100	14,007
Walker & Dunlop, Inc.	632	58,157

		400,971

Tobacco - 0.2%
Universal Corp.	534	25,958
Vector Group, Ltd.	2,770	32,270

		58,228

Trading Companies & Distributors - 0.5%
Applied Industrial Technologies, Inc.	844	65,823
Boise Cascade Co.	853	40,773
DXP Enterprises, Inc. (A)	356	7,914
Foundation Building Materials, Inc. (A)	489	9,394
GMS, Inc. (A)	929	28,316
NOW, Inc. (A)	2,381	17,096
Veritiv Corp. (A)	270	5,613

		174,929

Water Utilities - 0.3%
American States Water Co.	803	63,846
California Water Service Group	1,085	58,623

		122,469

	Shares	Value
COMMON STOCKS (continued)
Wireless Telecommunication Services - 0.1%
Shenandoah Telecommunications Co.	1,085	$ 46,926
Spok Holdings, Inc.	382	4,252

		51,178

Total Common Stocks (Cost $15,642,002)		18,991,371

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 48.3%
U.S. Treasury - 48.3%
U.S. Treasury Note 0.25%, 12/31/2025	$ 17,865,000	17,878,958

Total U.S. Government Obligation (Cost $17,879,674)		17,878,958

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.3%
Money Market Fund - 0.3%
State Street Institutional Treasury Money Market Fund, 0.01% (D)	93,362	93,362

Total Short-Term Investment Company (Cost $93,362)		93,362

OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (D)	357,686	357,686

Total Other Investment Company (Cost $357,686)		357,686

Total Investments (Cost $33,972,724)		37,321,377
Net Other Assets (Liabilities) - (0.9)%		(335,573)

Net Assets - 100.0%		$ 36,985,804

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	1	03/19/2021	$97,877	$98,740	$863	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P 600 Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$18,991,371	$—	$—	$18,991,371
U.S. Government Obligation	—	17,878,958	—	17,878,958
Short-Term Investment Company	93,362	—	—	93,362
Other Investment Company	357,686	—	—	357,686

Total Investments	$19,442,419	$17,878,958	$—	$37,321,377

Other Financial Instruments
Futures Contracts (F)	$863	$—	$—	$863

Total Other Financial Instruments	$863	$—	$—	$863

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,148,199, collateralized by cash collateral of $357,686 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $817,599. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2020.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P EM 100 & Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

Global equities throughout 2020 experienced bouts of high volatility as markets were roiled by uncertainty brought on by the global pandemic. Investors’ attempts to handicap the market throughout the year proved challenging at best, as the COVID-19 pandemic reached all corners of the globe, social and political unrest dominated the headlines, and the US held a contentious presidential election, offset by positive (“risk-on”) market events such as new governmental stimulus programs pumping money into investors’ hands, and a global coordinated effort to develop and disseminate a COVID-19 vaccine in record time.

The pandemic set off surging volatility and significant market losses (“drawdowns”) across markets in the first quarter. The CBOE VIX Index, a gauge of US market risk, closed at its highest level since the Global Financial Crisis, on March 16th, at 82.7. By comparison, the average CBOE VIX Index level in 2019 was 15.4. The velocity of the market selloff resulted in drawdowns in excess of -30% across major global equity indices in approximately one month’s time.

Domestic equities, as measured by the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® indices, posted returns of -19.60%, -29.70% and -32.64%, respectively, in the first quarter, and international equities, as measured by the S&P EPAC Ex-Korea LargeMidCap and S&P EM 100 indices, posted returns of -22.43% and -22.55%, respectively. The tides quickly turned, however, following the first quarter.

From the start of the second quarter through September the risk-on trade was alive and well. The risk rally was dominated by technology companies and other “stay-at-home” names that benefited from government lockdowns. By September, investors, betting on a successful rollout of the vaccine and a recovery in corporate earnings, looked away from growth markets like the NASDAQ and returned to mid-cap and small-cap securities and one of the most out-of-favor factors over the past decade, value stocks, all which outperformed large-cap and growth equity indices in the fourth quarter.

By year-end, the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® indices returned 18.40%, 13.66%, and 11.29%, respectively, and the S&P EPAC Ex-Korea LargeMidCap and S&P EM 100 indices returned 9.10% and 22.67%, respectively.

PERFORMANCE OVERVIEW

For the year ended December 31, 2020, DeltaShares® S&P EM 100 & Managed Risk ETF (NAV) returned 13.20%. By comparison, the S&P EM 100 (USD) Managed Risk 2.0 Index (the “Underlying Index”) returned 13.96% and the S&P EM 100 (USD) Index returned 22.67%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® EM 100 & Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Underlying Index.

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks and/or U.S. Treasury bills and bonds. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P EM 100 Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions, or for tax management purposes. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index. Prior to June 19, 2020, the fund implemented an optimized portfolio sampling strategy to replicate the index.

The Fund entered the year with a 100% allocation to equities, reached a low equity allocation of 17% due to the COVID-19 market selloff and volatility, and ended the year at 100%. The Fund’s risk management strategy resulted in an average equity allocation to the S&P EM 100 Index of 60% and the Fund returned 13.20% in 2020.

During 2020, the largest contributors to the Fund’s absolute total return were equities within information technology, health care and consumer discretionary sectors. The largest sector detractors to the Fund during 2020 were energy, real estate and utilities.

During the year, the Fund utilized derivatives. These positions added to performance.

Blake Graves, CFA, FRM

Charles Lowery, CFA

Louis Ng, FRM

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P EM 100 & Managed Risk ETF

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Preferred Stocks	1.9
Short-Term Investment Company	1.1
Other Investment Company	0.1
Net Other Assets (Liabilities) ^	(0.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P EM 100 & Managed Risk ETF

(unaudited)

Performance as of December 31, 2020
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	13.20%	10.66%	13.20%	19.83%	03/20/2019
Fund Market	12.70%	10.49%	12.70%	19.51%	03/20/2019
S&P EM 100 (USD) Index (A)	22.67%	17.91%	22.67%	34.22%
S&P EM 100 (USD) Managed Risk 2.0 Index (A)(B)(C)(D)	13.96%	12.03%	13.96%	22.49%

(A) The S&P EM 100 (USD) Index seeks to measure the performance of 100 of the largest companies from emerging markets plus Korea.

(B) The S&P EM 100 (USD) Managed Risk 2.0 Index is comprised of weightings amongst the S&P EM 100 (USD) Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P EM 100 (USD) Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the Fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at net asset value (NAV), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the Fund’s investment strategies will be successful. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The use of hedging and derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 97.7%
Brazil - 5.1%
Ambev SA, ADR	68,828	$ 210,614
Banco Bradesco SA, ADR	69,285	364,439
Itau Unibanco Holding SA, ADR	75,701	461,019
Petroleo Brasileiro SA, ADR (A) (B)	35,881	396,844
Petroleo Brasileiro SA, ADR	29,066	326,411
Vale SA, ADR (B)	53,660	899,342

		2,658,669

China - 39.2%
Agricultural Bank of China, Ltd., H Shares	442,000	161,891
Alibaba Group Holding, Ltd., ADR (A)	7,750	1,803,657
Anhui Conch Cement Co., Ltd., H Shares	18,500	115,836
ANTA Sports Products, Ltd.	14,000	221,903
Baidu, Inc., ADR (A)	4,259	920,966
Bank of China, Ltd., H Shares	1,202,000	410,802
Bank of Communications Co., Ltd., H Shares	334,000	176,609
China Construction Bank Corp., H Shares	1,540,000	1,169,819
China Life Insurance Co., Ltd., H Shares	116,000	255,821
China Merchants Bank Co., Ltd., H Shares	59,000	372,847
China Pacific Insurance Group Co., Ltd., H Shares	43,400	169,876
China Petroleum & Chemical Corp., H Shares	398,000	178,113
China Tower Corp., Ltd., H Shares (B) (C)	728,000	107,033
CNOOC, Ltd.	251,000	232,424
Country Garden Holdings Co., Ltd.	114,000	157,609
CSPC Pharmaceutical Group, Ltd.	139,200	142,362
Industrial & Commercial Bank of China, Ltd., H Shares	1,166,000	756,396
JD.com, Inc., ADR (A)	13,813	1,214,163
Meituan, Class B (A)	65,200	2,477,211
NetEase, Inc., ADR	6,261	599,616
New Oriental Education & Technology Group, Inc., ADR (A)	2,155	400,421
NIO, Inc., ADR (A)	16,690	813,471
Pinduoduo, Inc., ADR (A)	5,281	938,275
Ping An Insurance Group Co. of China, Ltd., H Shares	86,000	1,053,670
Shenzhou International Group Holdings, Ltd.	11,700	229,357
Sunac China Holdings, Ltd.	39,000	144,103
Sunny Optical Technology Group Co., Ltd.	11,100	242,933
TAL Education Group, ADR (A)	6,241	446,294
Tencent Holdings, Ltd.	32,600	2,371,261
Trip.Com Group, Ltd., ADR (A)	7,134	240,630
Wuxi Biologics Cayman, Inc. (A) (C)	45,000	596,607
Xiaomi Corp., Class B (A) (C)	207,200	887,177
Yum China Holdings, Inc.	6,547	373,768
ZTO Express Cayman, Inc., ADR	5,957	173,706

		20,556,627

Hong Kong - 2.9%
China Mengniu Dairy Co., Ltd. (A)	43,000	259,536
China Mobile, Ltd.	86,500	493,084
China Overseas Land & Investment, Ltd.	58,000	126,115
China Resources Land, Ltd.	44,000	181,587
Geely Automobile Holdings, Ltd.	89,000	304,172
Sino Biopharmaceutical, Ltd.	161,500	156,213

		1,520,707

India - 8.5%
HDFC Bank, Ltd., ADR (A)	21,191	1,531,262

	Shares	Value
COMMON STOCKS (continued)
India (continued)
ICICI Bank, Ltd., ADR (A) (B)	39,856	$ 592,260
Infosys, Ltd., ADR	57,703	978,066
Reliance Industries, Ltd., GDR (C)	25,228	1,379,971

		4,481,559

Indonesia - 1.6%
Bank Central Asia Tbk PT	173,300	417,524
Bank Rakyat Indonesia Persero Tbk PT	828,600	245,926
Telkom Indonesia Persero Tbk PT	742,800	174,994

		838,444

Kuwait - 0.6%
National Bank of Kuwait SAKP	107,013	295,499

Malaysia - 0.9%
Malayan Banking Bhd.	100,100	210,527
Public Bank Bhd.	47,300	242,233

		452,760

Mexico - 2.2%
America Movil SAB de CV, Series L	368,376	267,886
Fomento Economico Mexicano SAB de CV	29,035	219,072
Grupo Financiero Banorte SAB de CV, Class O (A)	38,288	211,237
Grupo Mexico SAB de CV, Series B	49,863	210,508
Wal-Mart de Mexico SAB de CV	79,106	222,246

		1,130,949

Peru - 0.3%
Credicorp, Ltd.	973	159,591

Qatar - 0.6%
Qatar National Bank QPSC	69,260	339,167

Republic of Korea - 17.9%
Celltrion, Inc. (A)	1,549	511,913
Hyundai Mobis Co., Ltd.	1,039	244,375
Hyundai Motor Co. (A)	2,236	395,206
Kakao Corp. (A)	935	335,250
KB Financial Group, Inc. (A)	6,106	243,948
Kia Motors Corp.	4,180	240,110
KT&G Corp. (A)	1,973	150,931
LG Chem, Ltd.	739	560,560
LG Corp.	2,049	165,044
LG Household & Health Care, Ltd.	146	217,730
NAVER Corp.	2,258	607,995
NCSoft Corp.	250	214,259
POSCO	1,253	313,740
Samsung Biologics Co., Ltd. (A) (C)	258	196,178
Samsung C&T Corp.	1,401	177,978
Samsung Electronics Co., Ltd.	43,099	3,213,679
Samsung SDI Co., Ltd. (A)	859	496,596
Shinhan Financial Group Co., Ltd. (A)	7,085	209,035
SK Hynix, Inc. (A)	8,416	918,067

		9,412,594

Republic of South Africa - 3.5%
AngloGold Ashanti, Ltd.	6,506	151,710
FirstRand, Ltd.	83,672	290,741
Naspers, Ltd., N Shares	6,840	1,405,998

		1,848,449

Russian Federation - 4.9%
Gazprom PJSC, ADR	94,306	527,548

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Russian Federation (continued)
Lukoil PJSC, ADR	5,628	$ 383,830
MMC Norilsk Nickel PJSC, ADR	9,394	293,093
Novatek PJSC, GDR	1,518	248,041
Sberbank of Russia PJSC, ADR	42,154	612,076
Tatneft PJSC, ADR	4,084	166,627
Yandex NV, Class A (A) (B)	4,911	341,707

		2,572,922

Saudi Arabia - 2.4%
Al Rajhi Bank	19,137	375,435
National Commercial Bank	21,090	243,696
Saudi Basic Industries Corp.	14,060	380,020
Saudi Telecom Co.	9,373	264,831

		1,263,982

Taiwan - 6.0%
Chunghwa Telecom Co., Ltd., ADR (B)	5,938	229,326
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	26,661	2,907,115

		3,136,441

Thailand - 0.6%
CP ALL PCL, NVDR (A)	68,800	133,765
PTT PCL, NVDR	133,900	189,945

		323,710

United Arab Emirates - 0.5%
First Abu Dhabi Bank PJSC	68,096	239,151

Total Common Stocks (Cost $40,445,060)		51,231,221

PREFERRED STOCKS - 1.9%
Republic of Korea - 1.9%
Hyundai Motor Co., 0.00% (D)	916	75,202

	Shares	Value

PREFERRED STOCKS (continued)
Republic of Korea (continued)
LG Chem, Ltd., 0.44% (D)	120	$ 42,143
Samsung Electronics Co., Ltd., 0.00% (D)	12,855	870,964

Total Preferred Stocks (Cost $639,423)		988,309

SHORT-TERM INVESTMENT COMPANY - 1.1%
Money Market Fund - 1.1%
State Street Institutional Treasury Money Market Fund, 0.01% (D)	577,731	577,731

Total Short-Term Investment Company (Cost $577,731)		577,731

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (D)	77,562	77,562

Total Other Investment Company (Cost $77,562)		77,562

Total Investments (Cost $41,739,776)		52,874,823
Net Other Assets (Liabilities) - (0.8)%		(415,507)

Net Assets - 100.0%		$ 52,459,316

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI Emerging Markets Index	4	03/19/2021	$250,400	$257,640	$7,240	$—

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	19.0%	$10,042,389
Internet & Direct Marketing Retail	15.3	8,079,934
Technology Hardware, Storage & Peripherals	9.4	4,971,820
Interactive Media & Services	8.7	4,577,179
Oil, Gas & Consumable Fuels	7.6	4,029,754
Semiconductors & Semiconductor Equipment	7.2	3,825,182
Metals & Mining	3.5	1,868,393
Automobiles	3.5	1,828,161
Insurance	2.8	1,479,367
Chemicals	1.9	982,723
IT Services	1.8	978,066

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Diversified Consumer Services	1.6%	$846,715
Entertainment	1.5	813,875
Life Sciences Tools & Services	1.5	792,785
Diversified Telecommunication Services	1.5	776,184
Wireless Telecommunication Services	1.4	760,970
Electronic Equipment, Instruments & Components	1.4	739,529
Real Estate Management & Development	1.2	609,414
Money Market Funds	1.1	577,731
Biotechnology	1.0	511,913
Textiles, Apparel & Luxury Goods	0.9	451,260
Beverages	0.8	429,686
Hotels, Restaurants & Leisure	0.7	373,768
Food & Staples Retailing	0.7	356,011
Industrial Conglomerates	0.6	343,022
Pharmaceuticals	0.6	298,575
Diversified Financial Services	0.5	290,741
Food Products	0.5	259,536
Auto Components	0.5	244,375
Personal Products	0.4	217,730
Air Freight & Logistics	0.3	173,706
Tobacco	0.3	150,931
Construction Materials	0.2	115,836

Investments	99.9	52,797,261
Short-Term Investments	0.1	77,562

Total Investments	100.0%	$52,874,823

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$22,065,098	$29,166,123	$—	$51,231,221
Preferred Stocks	—	988,309	—	988,309
Short-Term Investment Company	577,731	—	—	577,731
Other Investment Company	77,562	—	—	77,562

Total Investments	$22,720,391	$30,154,432	$—	$52,874,823

Other Financial Instruments
Futures Contracts (F)	$7,240	$—	$—	$7,240

Total Other Financial Instruments	$7,240	$—	$—	$7,240

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,496,642, collateralized by cash collateral of $77,562 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,490,246. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $3,166,966, representing 6.0% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P EM 100 & Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Rates disclosed reflect the yields at December 31, 2020.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depository Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

(unaudited)

MARKET ENVIRONMENT

Global equities throughout 2020 experienced bouts of high volatility as markets were roiled by uncertainty brought on by the global pandemic. Investors’ attempts to handicap the market throughout the year proved challenging at best, as the COVID-19 pandemic reached all corners of the globe, social and political unrest dominated the headlines, and the US held a contentious presidential election, offset by positive (“risk-on”) market events such as new governmental stimulus programs pumping money into investors’ hands, and a global coordinated effort to develop and disseminate a COVID-19 vaccine in record time.

The pandemic set off surging volatility and significant market losses (“drawdowns”) across markets in the first quarter. The CBOE VIX Index, a gauge of US market risk, closed at its highest level since the Global Financial Crisis, on March 16th, at 82.7. By comparison, the average CBOE VIX Index level in 2019 was 15.4. The velocity of the market selloff resulted in drawdowns in excess of -30% across major global equity indices in approximately one month’s time.

Domestic equities, as measured by the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® indices, posted returns of -19.60%, -29.70% and -32.64%, respectively, in the first quarter, and international equities, as measured by the S&P EPAC Ex-Korea LargeMidCap and S&P EM 100 indices, posted returns of -22.43% and -22.55%, respectively. The tides quickly turned, however, following the first quarter.

From the start of the second quarter through September the risk-on trade was alive and well. The risk rally was dominated by technology companies and other “stay-at-home” names that benefited from government lockdowns. By September, investors, betting on a successful rollout of the vaccine and a recovery in corporate earnings, looked away from growth markets like the NASDAQ and returned to mid-cap and small-cap securities and one of the most out-of-favor factors over the past decade, value stocks, all which outperformed large-cap and growth equity indices in the fourth quarter.

By year-end, the S&P 500®, S&P MidCap 400® and S&P SmallCap 600® indices returned 18.40%, 13.66%, and 11.29%, respectively, and the S&P EPAC Ex-Korea LargeMidCap and S&P EM 100 indices returned 9.10% and 22.67%, respectively.

PERFORMANCE OVERVIEW

For the year ended December 31, 2020, DeltaShares® S&P International Managed Risk ETF (NAV) returned -4.25%. By comparison, the S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index (the “Underlying Index”) returned -3.86% and the S&P EPAC Ex. Korea LargeMidCap Index returned 9.10%.

The Fund’s performance reflects annual operating expenses of the Fund, including management fees, brokerage expenses, and other fees and expenses. Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

STRATEGY REVIEW

The DeltaShares® International Managed Risk ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Underlying Index.

The Fund seeks to achieve this investment objective by holding a portfolio of securities that are included in the Underlying Index, including common stocks and/or U.S. Treasury bills and bonds. The Underlying Index is designed to simulate, through a rules-based methodology, a dynamic portfolio with the aim of both managing the volatility of the Underlying Index and limiting losses from the Underlying Index’s equity exposure due to severe sustained market declines. The Underlying Index seeks to achieve these objectives by allocating weightings among the S&P EPAC Ex. Korea LargeMidCap Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The Fund may also use derivatives in an effort to gain exposure to underlying securities and markets in a more efficient manner, to optimize the execution processes and costs for portfolio transitions, or for tax management purposes. Under normal circumstances, the Fund uses a replication strategy and generally expects to invest in substantially all of the securities in the Underlying Index in approximately the same proportions as the Underlying Index. Prior to June 19, 2020, the fund implemented an optimized portfolio sampling strategy to replicate the index.

The Fund entered the year with a 100% allocation to equities, reached a low equity allocation of 11% due to the COVID-19 market selloff and volatility, and ended the year at 96%. The Fund’s risk management strategy resulted in an average equity allocation to the S&P EPAC Ex. Korea LargeMidCap Index of 56% and the Fund returned -4.25% in 2020.

During 2020, the largest contributors to the Fund’s absolute total return were equities within the information technology, materials and communication services sectors. The largest sector detractors to the Fund during 2020 were energy, real estate and financials.

During the year, the Fund utilized derivatives. These positions added to performance.

Blake Graves, CFA, FRM

Charles Lowery, CFA

Louis Ng, FRM

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	89.4%
U.S. Government Obligation	4.4
Other Investment Company	0.8
Preferred Stocks	0.5
Short-Term Investment Company	0.0 *
Right	0.0
Net Other Assets (Liabilities) ^	4.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

(unaudited)

Performance as of December 31, 2020
	Average Annual Total Returns		Cumulative Total Returns		Inception Date
	1 Year	10 Year or Since Inception	1 Year	10 Year or Since Inception
Fund NAV	(4.25)%	1.73%	(4.25)%	6.03%	07/31/2017
Fund Market	(5.16)%	1.35%	(5.16)%	4.69%	07/31/2017
S&P EPAC Ex. Korea LargeMidCap Index (A)	9.10%	6.62%	9.10%	24.53%
S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index (A)(B)(C)(D)	(3.86)%	2.36%	(3.86)%	8.32%

(A) The S&P EPAC Ex. Korea LargeMidCap Index is designed to measure the performance of developed markets within the Europe and Asia Pacific regions, excluding Korea.

(B) The S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index is comprised of weightings amongst the S&P EPAC Ex. Korea LargeMidCap Index, the S&P U.S. Treasury Bond Current 5-Year Index, and the S&P U.S. Treasury Bill 0-3 Month Index. The S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index rebalances on a daily basis.

(C) The S&P U.S. Treasury Bond Current 5-Year Index is a one-security index comprising the most recently issued 5-year U.S. Treasury note or bond.

(D) The S&P U.S. Treasury Bill 0-3 Month Index is designed to measure the performance of U.S. Treasury bills maturing in 0 to 3 months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception calculation is based on the previous 10 years or since the inception date, whichever is more recent. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. The Fund’s investment return and net asset value will fluctuate. Investors’ shares when sold may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.deltashares.com for performance data current to the most recent month end. Fund performance is net of investment fees and Fund expenses.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fund shares are bought and sold at Market Price, not Net Asset Value (“NAV”), and are not individually redeemed from the Fund. Net Asset Value is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in the portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated.

Exchange-Traded Funds (ETFs) are subject to market risk, including the loss of principal. Because Fund Shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of DeltaShares® ETFs may be bought and sold throughout the day on the exchange through any brokerage account. Buying and selling shares of ETFs will result in brokerage commissions. Diversification and asset allocation may not protect against market risk or loss of principal. Investing involves risk, including the possible loss of principal. There is no guarantee the investment objective will be achieved. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. The principal risks include risks related to: Equity securities, geographic focus, index tracking, leveraging, derivatives such as futures, forwards, swaps, options, and investing in underlying exchange traded funds. The use of derivatives may produce disproportionate gains or losses, may increase costs, and amplify risks.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS

At December 31, 2020

	Shares	Value
COMMON STOCKS - 89.4%
Argentina - 0.0% (A)
Globant SA (B)	364	$ 79,210

Australia - 6.4%
Afterpay, Ltd. (B)	2,335	212,613
AGL Energy, Ltd.	6,232	57,467
Alumina, Ltd.	23,510	33,290
AMP, Ltd. (C)	34,375	41,380
Ampol, Ltd.	2,498	54,782
APA Group (C)	11,802	87,883
Aristocrat Leisure, Ltd.	6,387	152,784
ASX, Ltd.	1,936	107,562
Atlas Arteria, Ltd.	9,593	48,116
Atlassian Corp. PLC, Class A (B)	1,322	309,176
Aurizon Holdings, Ltd.	18,713	56,316
AusNet Services (C)	18,395	24,911
Australia & New Zealand Banking Group, Ltd.	28,411	497,660
Bendigo & Adelaide Bank, Ltd.	5,301	38,124
BHP Group PLC	21,126	555,905
BHP Group, Ltd.	29,467	964,783
BlueScope Steel, Ltd.	5,039	67,968
Boral, Ltd.	10,298	39,335
Brambles, Ltd.	14,823	121,245
CIMIC Group, Ltd. (B) (C)	716	13,464
Coca-Cola Amatil, Ltd.	4,997	49,857
Cochlear, Ltd. (C)	658	95,964
Coles Group, Ltd.	13,343	186,772
Commonwealth Bank of Australia	17,746	1,124,390
Computershare, Ltd.	5,086	57,260
Crown Resorts, Ltd. (C)	3,590	26,677
CSL, Ltd.	4,551	994,466
Dexus, REIT	10,894	79,020
Domino’s Pizza Enterprises, Ltd.	632	42,272
Evolution Mining, Ltd.	17,091	65,809
Fortescue Metals Group, Ltd.	16,631	300,685
Goodman Group, REIT	16,816	245,377
GPT Group, REIT	19,485	67,660
Harvey Norman Holdings, Ltd. (C)	6,855	24,809
Incitec Pivot, Ltd. (B)	19,428	34,181
Insurance Australia Group, Ltd. (C)	24,404	88,507
Lendlease Corp., Ltd.	6,885	69,598
Macquarie Group, Ltd.	3,399	363,211
Magellan Financial Group, Ltd.	1,433	59,336
Medibank Pvt, Ltd.	27,548	63,985
Mirvac Group, REIT	39,386	80,235
National Australia Bank, Ltd.	32,912	573,962
Newcrest Mining, Ltd.	8,168	162,487
Northern Star Resources, Ltd.	7,412	72,580
Oil Search, Ltd. (C)	18,498	52,956
Orica, Ltd.	4,060	47,463
Origin Energy, Ltd.	17,617	64,708
Qantas Airways, Ltd. (B)	9,244	34,596
QBE Insurance Group, Ltd.	14,713	96,844
Ramsay Health Care, Ltd. (C)	1,854	88,957
REA Group, Ltd. (C)	501	57,549
Santos, Ltd.	17,711	85,690
Saracen Mineral Holdings, Ltd. (B)	11,079	40,608
Scentre Group, REIT	51,918	111,374
SEEK, Ltd.	3,531	77,736
Seven Group Holdings, Ltd. (C)	1,324	23,856

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Sonic Healthcare, Ltd.	4,779	$ 118,560
South32, Ltd.	48,383	92,217
Stockland, REIT	23,877	77,015
Suncorp Group, Ltd.	12,809	96,271
Sydney Airport (B) (C)	13,227	65,424
Tabcorp Holdings, Ltd.	22,177	66,740
Telstra Corp., Ltd.	41,638	95,747
TPG Telecom, Ltd. (B) (C)	3,720	20,725
Transurban Group (C)	27,373	288,532
Treasury Wine Estates, Ltd.	7,216	52,341
Vicinity Centres, REIT (C)	38,705	47,936
Washington H Soul Pattinson & Co., Ltd. (C)	1,245	28,908
Wesfarmers, Ltd.	11,341	441,065
Westpac Banking Corp.	36,127	539,985
WiseTech Global, Ltd.	1,554	36,874
Woodside Petroleum, Ltd.	9,625	168,893
Woolworths Group, Ltd.	12,657	383,932
Worley, Ltd.	3,185	28,239

		11,845,605

Austria - 0.3%
ams AG (B)	2,744	60,098
Andritz AG	718	32,926
BAWAG Group AG (B) (D)	695	32,314
CA Immobilien Anlagen AG	712	27,311
Erste Group Bank AG (B)	2,966	90,508
EVN AG	378	8,270
Flughafen Wien AG (B)	92	3,428
Immofinanz AG (B)	962	19,975
Mayr Melnhof Karton AG	86	17,362
Oesterreichische Post AG (C)	318	11,167
OMV AG	1,440	58,143
Raiffeisen Bank International AG (B)	1,349	27,531
Strabag SE	143	4,978
Telekom Austria AG	1,396	10,812
UNIQA Insurance Group AG	1,144	8,958
Verbund AG	681	58,202
Vienna Insurance Group AG Wiener Versicherung Gruppe	358	9,111
voestalpine AG	1,107	39,686
Wienerberger AG	1,152	36,761

		557,541

Belgium - 0.9%
Ackermans & van Haaren NV	224	33,711
Ageas SA	1,849	98,593
Anheuser-Busch InBev SA	8,469	590,752
Elia Group SA (C)	336	40,083
Etablissements Franz Colruyt NV	625	37,066
Galapagos NV (B) (C)	477	46,971
Groupe Bruxelles Lambert SA	1,178	118,940
KBC Group NV (B)	3,374	236,467
Proximus SADP	1,555	30,841
Sofina SA	158	53,550
Solvay SA (C)	731	86,651
Telenet Group Holding NV	478	20,517
UCB SA	1,265	130,757
Umicore SA	1,996	95,954
Warehouses de Pauw CVA, REIT	1,311	45,331

		1,666,184

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Chile - 0.0% (A)
Antofagasta PLC	3,451	$ 67,953

China - 0.1%
China Evergrande New Energy Vehicle Group, Ltd. (B) (C)	22,000	85,687
ENN Energy Holdings, Ltd.	7,600	111,542
Fosun International, Ltd.	24,500	38,485

		235,714

Czech Republic - 0.0% (A)
Avast PLC (D)	7,612	55,928

Denmark - 2.0%
AP Moller - Maersk A/S, Class A	32	66,541
AP Moller - Maersk A/S, Class B	63	140,788
Carlsberg A/S, Class B	1,019	163,348
Chr Hansen Holding A/S (B)	1,029	105,953
Coloplast A/S, Class B	1,188	181,535
Danske Bank A/S (B)	6,813	112,719
Demant A/S (B) (C)	1,035	40,934
DSV Panalpina A/S	2,048	343,381
Genmab A/S (B)	655	265,187
GN Store Nord AS	1,423	113,962
H. Lundbeck A/S	618	21,211
Novo Nordisk A/S, Class B	16,680	1,169,807
Novozymes A/S, B Shares	2,105	120,933
Orsted AS (D)	1,808	369,565
ROCKWOOL International A/S, B Shares	72	26,961
Tryg A/S (C)	1,420	44,840
Vestas Wind Systems A/S	1,990	470,881

		3,758,546

Finland - 1.2%
Elisa OYJ	1,506	82,680
Fortum OYJ	4,354	104,949
Huhtamaki OYJ	959	49,587
Kesko OYJ, B Shares	2,732	70,331
Kojamo OYJ	1,360	30,119
Kone OYJ, Class B	4,034	328,033
Metso Outotec OYJ	7,048	70,498
Neste OYJ	4,309	311,908
Nokia OYJ (B)	56,554	218,039
Nordea Bank Abp (B)	34,029	278,528
Orion OYJ, Class B	1,060	48,675
Sampo OYJ, A Shares	5,044	213,352
Stora Enso OYJ, R Shares	6,126	117,267
UPM-Kymmene OYJ	5,339	199,046
Wartsila OYJ Abp	4,853	48,394

		2,171,406

France - 8.2%
Aeroports de Paris (B)	267	34,662
Air Liquide SA	4,737	778,107
Airbus SE (B)	6,117	671,954
Amundi SA (B) (D)	607	49,612
AXA SA	20,799	496,553
BioMerieux	414	58,456
BNP Paribas SA (B)	11,501	606,576
Bollore SA	9,136	37,805
Bouygues SA	2,246	92,473
Bureau Veritas SA (B)	2,895	77,078
Capgemini SE	1,610	249,785

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Carrefour SA	5,807	$ 99,685
Christian Dior SE	36	20,024
Cie de Saint-Gobain (B)	5,358	245,842
Cie Generale des Etablissements Michelin SCA	1,783	228,958
Credit Agricole SA (B)	12,696	160,313
Danone SA	6,868	451,764
Dassault Systemes SE	1,374	279,324
Electricite de France SA (B)	4,031	63,600
Engie SA (B)	17,782	272,400
EssilorLuxottica SA	2,983	465,538
Hermes International	348	374,530
Kering SA	745	541,822
L’Oreal SA	2,408	915,713
Legrand SA	2,671	238,571
LVMH Moet Hennessy Louis Vuitton SE	2,676	1,672,799
Orange SA	20,488	244,013
Pernod Ricard SA	2,017	386,967
Peugeot SA (B) (C)	6,355	173,941
Safran SA (B)	3,285	466,045
Sanofi	11,460	1,103,522
Sartorius Stedim Biotech	240	85,511
Schneider Electric SE	5,389	780,036
Societe Generale SA (B)	7,939	165,348
Sodexo SA	841	71,228
Teleperformance	587	194,854
Thales SA	1,066	97,692
TOTAL SE	25,212	1,088,939
Veolia Environnement SA	5,334	130,594
Vinci SA	5,094	507,098
Vivendi SA	8,657	279,424
Worldline SA (B) (D)	2,218	214,664

		15,173,820

Germany - 6.8%
adidas AG (B)	1,844	672,130
Allianz SE	4,173	1,024,749
BASF SE	9,187	727,502
Bayer AG	9,827	579,007
Bayerische Motoren Werke AG	3,191	282,011
Beiersdorf AG	983	113,588
BioNTech SE, ADR (B)	95	7,744
Continental AG	1,080	160,224
CureVac NV (B)	142	11,512
Daimler AG	8,347	590,208
Delivery Hero SE (B) (D)	1,435	222,986
Deutsche Bank AG (B)	20,673	226,360
Deutsche Boerse AG	1,901	323,891
Deutsche Post AG	9,791	485,181
Deutsche Telekom AG	32,387	592,623
Deutsche Wohnen SE	3,599	192,391
E.ON SE	22,457	249,054
Evonik Industries AG	1,911	62,383
Fresenius Medical Care AG & Co. KGaA	2,103	175,487
Fresenius SE & Co. KGaA	4,126	191,030
Hannover Rueck SE	603	96,135
HeidelbergCement AG	1,469	110,037
Henkel AG & Co. KGaA	987	95,223
Infineon Technologies AG	13,063	501,714
Knorr-Bremse AG	661	90,323

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Merck KGaA	1,293	$ 222,041
MTU Aero Engines AG	531	138,647
Muenchener Rueckversicherungs-Gesellschaft AG	1,401	416,206
Puma SE (B)	935	105,570
RWE AG	6,764	286,105
SAP SE	10,937	1,434,814
Sartorius AG	7	2,955
Siemens AG	8,077	1,161,405
Siemens Healthineers AG (D)	2,258	115,981
Symrise AG	1,287	170,698
Talanx AG (B)	531	20,635
TeamViewer AG (B) (D)	1,448	77,654
Traton SE	500	13,829
Uniper SE	988	34,138
Volkswagen AG	295	61,397
Vonovia SE	5,660	413,855
Zalando SE (B) (D)	1,664	185,397

		12,644,820

Hong Kong - 2.7%
AIA Group, Ltd.	121,000	1,482,489
Alibaba Health Information Technology, Ltd. (B)	42,000	124,042
Bank of East Asia, Ltd.	15,800	33,744
BOC Hong Kong Holdings, Ltd.	36,000	109,107
Budweiser Brewing Co. APAC, Ltd. (D)	17,200	56,787
Chow Tai Fook Jewellery Group, Ltd.	22,000	27,664
CK Asset Holdings, Ltd.	24,500	125,757
CK Hutchison Holdings, Ltd.	27,000	188,384
CK Infrastructure Holdings, Ltd.	6,000	32,229
CLP Holdings, Ltd.	16,000	147,952
Galaxy Entertainment Group, Ltd.	21,000	163,177
Hang Lung Properties, Ltd.	18,000	47,473
Hang Seng Bank, Ltd.	7,300	125,874
Henderson Land Development Co., Ltd.	14,000	54,618
HK Electric Investments & HK Electric Investments, Ltd. (C)	23,000	22,633
HKT Trust & HKT, Ltd.	36,000	46,707
Hong Kong & China Gas Co., Ltd.	107,000	159,799
Hong Kong Exchanges & Clearing, Ltd.	11,900	652,257
Hongkong Land Holdings, Ltd.	11,700	48,321
Jardine Matheson Holdings, Ltd.	2,600	145,600
Jardine Strategic Holdings, Ltd.	1,800	44,784
Link, REIT	20,600	187,566
Melco Resorts & Entertainment, Ltd., ADR	2,099	38,937
MTR Corp., Ltd.	15,500	86,657
New World Development Co., Ltd.	14,000	65,181
Power Assets Holdings, Ltd.	13,500	73,125
Sino Land Co., Ltd.	30,000	39,077
Sun Hung Kai Properties, Ltd.	15,500	199,901
Swire Properties, Ltd.	10,600	30,827
Techtronic Industries Co., Ltd.	17,000	242,486
Wharf Holdings, Ltd.	15,000	40,335
Wharf Real Estate Investment Co., Ltd.	17,000	88,466

		4,931,956

Ireland - 1.0%
CRH PLC (B)	7,852	326,841
DCC PLC	1,014	71,772
Experian PLC	9,213	349,727

	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
Flutter Entertainment PLC (B)	1,420	$ 289,979
ICON PLC (B)	528	102,949
James Hardie Industries PLC, CDI (B)	4,441	130,976
Kerry Group PLC, Class A	1,538	222,996
Kingspan Group PLC (B)	1,544	108,438
Ryanair Holdings PLC, ADR (B)	1,127	123,947
Smurfit Kappa Group PLC	2,581	120,130

		1,847,755

Israel - 0.8%
Airport City, Ltd. (B)	645	9,783
Alony Hetz Properties & Investments, Ltd.	1,463	20,459
Amot Investments, Ltd.	1,835	10,281
Azrieli Group, Ltd.	363	23,075
Bank Hapoalim BM (B)	11,143	76,316
Bank Leumi Le-Israel BM	14,617	86,041
Bezeq Israeli Telecommunication Corp., Ltd. (B)	20,359	20,284
Check Point Software Technologies, Ltd. (B)	1,108	147,264
Compugen, Ltd. (B) (C)	827	10,015
CyberArk Software, Ltd. (B)	387	62,535
Elbit Systems, Ltd.	247	32,548
Electra, Ltd.	19	10,391
Energix-Renewable Energies, Ltd.	2,172	9,917
Enlight Renewable Energy, Ltd. (B)	8,205	17,121
Fattal Holdings 1998, Ltd. (B)	55	5,922
First International Bank of Israel, Ltd.	520	13,789
Fiverr International, Ltd. (B)	169	32,972
Formula Systems 1985, Ltd.	95	8,211
Gev-Yam Land, Ltd.	1,491	12,157
Harel Insurance Investments & Financial Services, Ltd. (B)	1,151	10,611
ICL Group, Ltd.	6,865	34,979
Inmode, Ltd. (B)	164	7,787
Isracard, Ltd.	1	2
Israel Corp., Ltd. (B)	41	7,825
Israel Discount Bank, Ltd., A Shares	11,605	44,674
Kornit Digital, Ltd. (B)	436	38,861
Matrix IT, Ltd.	316	7,154
Maytronics, Ltd.	429	6,451
Melisron, Ltd.	208	11,304
Mivne Real Estate KD, Ltd.	5,916	15,256
Mizrahi Tefahot Bank, Ltd.	1,373	31,751
Nice, Ltd. (B)	621	174,069
Nova Measuring Instruments, Ltd. (B)	260	18,357
OPC Energy, Ltd. (B)	710	7,395
Paz Oil Co., Ltd.	97	10,407
Phoenix Holdings, Ltd. (B)	1,455	11,066
Plus500, Ltd.	1,069	21,188
Sapiens International Corp. NV	258	7,977
Shapir Engineering & Industry, Ltd.	1,413	10,733
Shikun & Binui, Ltd. (B)	2,237	13,049
Shufersal, Ltd.	1,743	13,463
Strauss Group, Ltd.	496	14,889
Taro Pharmaceutical Industries, Ltd. (B)	88	6,461
Teva Pharmaceutical Industries, Ltd., ADR (B)	10,897	105,156
Tower Semiconductor, Ltd. (B)	1,064	27,627
Wix.com, Ltd. (B)	557	139,228

		1,406,801

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Italy - 1.9%
A2A SpA	15,669	$ 25,010
Amplifon SpA (B)	838	34,902
Assicurazioni Generali SpA	12,297	214,556
Atlantia SpA (B)	5,039	90,725
Banca Mediolanum SpA	2,447	21,258
Davide Campari-Milano NV	4,183	47,803
DiaSorin SpA	196	40,793
Enel SpA	77,288	782,626
Eni SpA	25,446	266,137
Ferrari NV	1,280	295,453
FinecoBank Banca Fineco SpA (B)	6,097	99,964
Hera SpA	7,897	28,794
Infrastrutture Wireless Italiane SpA (D)	3,266	39,681
Intesa Sanpaolo SpA (B)	174,922	409,346
Leonardo SpA (C)	4,048	29,272
Mediobanca Banca di Credito Finanziario SpA	7,366	67,956
Moncler SpA (B)	1,990	122,084
Nexi SpA (B) (D)	3,579	71,554
Pirelli & C SpA (B) (C) (D)	4,401	23,871
Poste Italiane SpA (D)	4,573	46,553
Prada SpA (B)	5,100	33,676
Prysmian SpA	2,682	95,428
Recordati Industria Chimica e Farmaceutica SpA	1,004	55,685
Snam SpA	21,179	119,228
Telecom Italia SpA (C)	115,575	53,369
Telecom Italia SpA	60,294	31,265
Terna Rete Elettrica Nazionale SpA	14,074	107,626
UniCredit SpA (B)	21,260	198,945
UnipolSai Assicurazioni SpA	4,529	12,025

		3,465,585

Japan - 25.0%
ABC-Mart, Inc.	300	16,679
Acom Co., Ltd. (C)	4,600	19,648
Activia Properties, Inc., REIT	7	29,527
Advance Residence Investment Corp., REIT	14	41,968
Advantest Corp.	2,000	149,741
Aeon Co., Ltd.	8,700	285,239
Aeon Mall Co., Ltd.	1,000	16,485
AGC, Inc. (C)	2,300	80,198
Air Water, Inc.	2,300	40,856
Aisin Seiki Co., Ltd.	1,800	53,959
Ajinomoto Co., Inc.	5,500	124,522
Alfresa Holdings Corp.	2,100	38,422
Alps Alpine Co., Ltd.	2,000	26,306
Amada Co., Ltd.	3,600	39,506
ANA Holdings, Inc. (B)	1,600	35,287
Aozora Bank, Ltd. (C)	1,200	22,118
Asahi Group Holdings, Ltd. (C)	4,800	197,309
Asahi Intecc Co., Ltd. (C)	2,300	83,873
Asahi Kasei Corp.	13,900	141,969
Asics Corp. (C)	1,900	36,438
Astellas Pharma, Inc.	18,600	287,165
Azbil Corp.	1,300	71,016
Bandai Namco Holdings, Inc.	2,200	190,200
Bank of Kyoto, Ltd.	800	41,610
Benefit One, Inc.	800	23,633
Benesse Holdings, Inc.	800	15,598
Bridgestone Corp. (C)	6,100	199,936

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Brother Industries, Ltd.	2,600	$ 53,539
Calbee, Inc.	1,200	36,147
Canon Marketing Japan, Inc. (C)	500	11,400
Canon, Inc. (C)	10,700	204,994
Capcom Co., Ltd.	800	51,915
Casio Computer Co., Ltd.	2,300	42,015
Central Japan Railway Co.	2,100	296,760
Chiba Bank, Ltd.	7,400	40,711
Chubu Electric Power Co., Inc.	7,200	86,683
Chugai Pharmaceutical Co., Ltd. (C)	6,400	341,123
Chugoku Electric Power Co., Inc. (C)	3,300	38,643
Coca-Cola Bottlers Japan Holdings, Inc. (C)	1,500	23,376
COMSYS Holdings Corp.	1,300	40,355
Concordia Financial Group, Ltd.	12,100	42,543
Cosmos Pharmaceutical Corp.	200	32,311
Credit Saison Co., Ltd.	1,600	18,380
CyberAgent, Inc.	1,000	68,865
Dai Nippon Printing Co., Ltd.	2,800	50,308
Dai-ichi Life Holdings, Inc.	11,400	171,367
Daicel Corp.	2,800	20,421
Daifuku Co., Ltd.	1,300	160,666
Daiichi Sankyo Co., Ltd.	18,300	626,573
Daikin Industries, Ltd.	2,900	643,789
Daito Trust Construction Co., Ltd.	700	65,359
Daiwa House Industry Co., Ltd.	6,700	198,836
Daiwa House Investment Corp., REIT	20	49,436
Daiwa Office Investment Corp., REIT	3	19,061
Daiwa Securities Group, Inc.	15,100	68,739
DeNA Co., Ltd.	800	14,250
Denso Corp.	5,200	308,943
Dentsu Group, Inc. (C)	2,400	71,248
DIC Corp.	800	20,177
Disco Corp.	300	100,973
Dowa Holdings Co., Ltd.	600	21,706
East Japan Railway Co.	3,800	253,407
Ebara Corp.	900	29,377
Eisai Co., Ltd.	3,000	214,209
Electric Power Development Co., Ltd., Class C	1,700	23,398
ENEOS Holdings, Inc.	32,300	115,879
Ezaki Glico Co., Ltd.	600	26,355
Fancl Corp.	800	31,885
FANUC Corp.	1,900	466,696
Fast Retailing Co., Ltd.	600	537,382
FP Corp.	500	20,994
Fuji Electric Co., Ltd.	1,500	53,974
Fuji Media Holdings, Inc.	500	5,327
FUJIFILM Holdings Corp.	4,000	210,683
Fujitsu, Ltd.	1,900	274,294
Fukuoka Financial Group, Inc.	1,900	33,732
GLP J-REIT	43	67,720
GMO internet, Inc.	700	20,076
GMO Payment Gateway, Inc.	400	53,620
Goldwin, Inc.	400	26,384
GungHo Online Entertainment, Inc. (B) (C)	500	11,177
Hachijuni Bank, Ltd.	5,100	16,943
Hakuhodo DY Holdings, Inc.	3,000	41,116
Hamamatsu Photonics KK	1,500	85,718
Hankyu Hanshin Holdings, Inc.	2,500	83,055

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Harmonic Drive Systems, Inc. (C)	400	$ 35,721
Haseko Corp.	2,500	28,645
Hikari Tsushin, Inc.	200	46,840
Hino Motors, Ltd.	2,900	24,690
Hirose Electric Co., Ltd.	300	45,474
Hisamitsu Pharmaceutical Co., Inc.	900	53,436
Hitachi Capital Corp.	500	12,064
Hitachi Construction Machinery Co., Ltd.	1,100	31,217
Hitachi Metals, Ltd. (C)	2,000	30,336
Hitachi Transport System, Ltd.	500	14,868
Hitachi, Ltd.	9,700	381,912
Honda Motor Co., Ltd.	17,200	479,374
Hoshizaki Corp. (C)	600	55,034
House Foods Group, Inc.	800	30,374
Hoya Corp.	3,800	525,217
Hulic Co., Ltd. (C)	5,000	54,869
Ibiden Co., Ltd.	1,300	60,628
Idemitsu Kosan Co., Ltd. (C)	2,500	54,966
IHI Corp.	1,500	29,740
Iida Group Holdings Co., Ltd.	1,900	38,351
Industrial & Infrastructure Fund Investment Corp., REIT	21	38,748
Inpex Corp. (C)	10,800	58,161
Isetan Mitsukoshi Holdings, Ltd.	4,000	23,633
Isuzu Motors, Ltd.	6,200	58,850
Ito En, Ltd.	600	37,949
ITOCHU Corp.	14,100	404,789
Itochu Techno-Solutions Corp.	1,000	35,692
Izumi Co., Ltd.	500	18,088
Japan Airlines Co., Ltd. (B)	1,400	27,052
Japan Airport Terminal Co., Ltd. (C)	700	42,375
Japan Exchange Group, Inc.	5,400	137,975
Japan Post Bank Co., Ltd.	4,100	33,636
Japan Post Holdings Co., Ltd.	14,900	115,858
Japan Post Insurance Co., Ltd.	2,000	40,912
Japan Prime Realty Investment Corp., REIT (C)	10	33,125
Japan Real Estate Investment Corp., REIT	14	80,817
Japan Retail Fund Investment Corp., REIT	26	47,243
Japan Tobacco, Inc. (C)	11,000	223,953
JCR Pharmaceuticals Co., Ltd.	700	16,523
JFE Holdings, Inc. (B)	5,800	55,503
JGC Holdings Corp.	2,600	24,276
JSR Corp.	2,100	58,457
JTEKT Corp.	2,500	19,396
Justsystems Corp. (C)	300	20,834
K’s Holdings Corp.	2,000	27,817
Kagome Co., Ltd. (C)	900	31,730
Kajima Corp.	5,000	66,928
Kakaku.com, Inc.	1,300	35,634
Kaken Pharmaceutical Co., Ltd.	400	15,439
Kamigumi Co., Ltd.	1,100	20,062
Kansai Electric Power Co., Inc.	8,300	78,277
Kansai Paint Co., Ltd.	2,600	79,955
Kao Corp.	4,800	370,536
Kawasaki Heavy Industries, Ltd. (B)	1,700	38,266
KDDI Corp.	16,400	487,020
Keihan Holdings Co., Ltd.	1,100	52,685
Keikyu Corp. (C)	2,800	47,975

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Keio Corp.	1,200	$ 92,983
Keisei Electric Railway Co., Ltd.	1,700	57,465
Kenedix Office Investment Corp., REIT	4	27,120
Kewpie Corp.	1,200	26,384
Keyence Corp.	1,900	1,067,364
Kikkoman Corp.	1,900	131,948
Kinden Corp.	1,400	22,767
Kintetsu Group Holdings Co., Ltd.	1,900	83,181
Kirin Holdings Co., Ltd. (C)	8,700	205,102
Kobayashi Pharmaceutical Co., Ltd. (C)	500	61,068
Kobe Bussan Co., Ltd.	1,200	36,961
Koei Tecmo Holdings Co., Ltd.	500	30,510
Koito Manufacturing Co., Ltd.	1,300	88,392
Komatsu, Ltd.	9,700	264,708
Konami Holdings Corp.	1,000	56,177
Kose Corp.	300	51,140
Kubota Corp. (C)	11,500	250,729
Kuraray Co., Ltd. (C)	3,500	37,188
Kurita Water Industries, Ltd.	1,100	42,031
Kyocera Corp.	3,500	214,451
Kyowa Exeo Corp.	1,100	31,004
Kyowa Kirin Co., Ltd.	2,500	68,139
Kyushu Electric Power Co., Inc.	4,700	40,424
Kyushu Railway Co.	1,600	34,481
Lasertec Corp.	800	93,835
Lawson, Inc.	500	23,270
Lion Corp. (C)	3,000	72,585
Lixil Corp.	2,900	62,750
M3, Inc.	4,300	405,781
Mabuchi Motor Co., Ltd.	600	26,122
Makita Corp.	2,800	140,210
Marubeni Corp.	16,500	109,648
Marui Group Co., Ltd.	2,200	38,611
Maruichi Steel Tube, Ltd.	800	17,698
Matsumotokiyoshi Holdings Co., Ltd.	1,000	42,617
Mazda Motor Corp.	6,000	40,215
McDonald’s Holdings Co. Japan, Ltd. (C)	700	33,900
Mebuki Financial Group, Inc.	11,800	23,201
Medipal Holdings Corp.	2,100	39,419
MEIJI Holdings Co., Ltd.	1,500	105,477
Mercari, Inc. (B)	1,000	44,312
Minebea Mitsumi, Inc.	4,300	85,296
MISUMI Group, Inc.	2,800	91,801
Mitsubishi Chemical Holdings Corp.	14,200	85,851
Mitsubishi Corp.	14,100	347,020
Mitsubishi Electric Corp.	21,500	324,234
Mitsubishi Estate Co., Ltd.	13,900	223,084
Mitsubishi Gas Chemical Co., Inc.	2,100	48,185
Mitsubishi Heavy Industries, Ltd.	3,400	103,931
Mitsubishi Logistics Corp.	800	23,943
Mitsubishi Materials Corp.	1,300	27,323
Mitsubishi Motors Corp. (B)	6,900	14,502
Mitsubishi UFJ Financial Group, Inc.	129,100	570,318
Mitsubishi UFJ Lease & Finance Co., Ltd.	5,400	25,890
Mitsui & Co., Ltd.	16,300	298,308
Mitsui Chemicals, Inc.	2,000	58,598
Mitsui Fudosan Co., Ltd.	9,700	202,794
Mitsui O.S.K. Lines, Ltd.	1,200	36,612

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Miura Co., Ltd.	1,100	$ 61,369
Mizuho Financial Group, Inc.	25,400	321,667
MonotaRO Co., Ltd.	1,200	61,020
Morinaga & Co., Ltd.	500	18,790
MS&AD Insurance Group Holdings, Inc.	4,800	146,029
Murata Manufacturing Co., Ltd.	6,400	577,733
Nabtesco Corp. (C)	1,300	56,913
Nagoya Railroad Co., Ltd.	2,000	52,729
Nankai Electric Railway Co., Ltd.	1,100	27,893
NEC Corp.	2,700	144,879
NET One Systems Co., Ltd.	900	31,730
Nexon Co., Ltd.	4,500	138,602
NGK Insulators, Ltd.	2,700	41,633
NGK Spark Plug Co., Ltd.	1,700	29,029
NH Foods, Ltd.	1,000	43,973
Nichirei Corp.	1,300	36,502
Nidec Corp.	5,500	691,462
Nifco, Inc.	900	35,261
Nihon M&A Center, Inc.	1,500	100,247
Nihon Unisys, Ltd.	800	31,304
Nikon Corp. (C)	3,500	22,069
Nintendo Co., Ltd.	1,200	765,131
Nippo Corp.	500	13,681
Nippon Building Fund, Inc., REIT	17	98,465
Nippon Express Co., Ltd.	900	60,410
Nippon Paint Holdings Co., Ltd. (C)	2,000	219,478
Nippon Prologis, Inc., REIT	25	77,970
Nippon Sanso Holdings Corp.	2,100	38,971
Nippon Shinyaku Co., Ltd.	600	39,343
Nippon Shokubai Co., Ltd.	400	22,393
Nippon Steel Corp. (B)	9,500	122,195
Nippon Telegraph & Telephone Corp.	12,900	330,543
Nippon Television Holdings, Inc.	500	5,443
Nippon Yusen KK	1,700	39,551
Nissan Chemical Corp.	1,500	93,854
Nissan Motor Co., Ltd. (B)	24,100	130,718
Nisshin Seifun Group, Inc.	2,600	41,325
Nissin Foods Holdings Co., Ltd.	800	68,497
Nitori Holdings Co., Ltd.	900	188,464
Nitto Denko Corp.	1,600	143,038
NOF Corp.	800	40,525
NOK Corp.	1,200	12,890
Nomura Holdings, Inc.	30,400	160,473
Nomura Real Estate Holdings, Inc.	1,200	26,535
Nomura Real Estate Master Fund, Inc., REIT	47	67,192
Nomura Research Institute, Ltd.	3,900	139,576
NS Solutions Corp.	300	8,833
NSK, Ltd.	4,900	42,524
NTT Data Corp.	6,500	88,832
Obayashi Corp.	7,200	62,066
OBIC Business Consultants Co., Ltd.	200	13,812
OBIC Co., Ltd.	700	140,549
Odakyu Electric Railway Co., Ltd.	3,500	109,836
Oji Holdings Corp.	10,100	57,424
Olympus Corp.	12,900	281,940
Omron Corp.	2,100	187,128
Ono Pharmaceutical Co., Ltd.	5,000	150,516
Open House Co., Ltd.	800	29,367

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Oracle Corp.	300	$ 39,082
Oriental Land Co., Ltd.	2,300	379,602
ORIX Corp.	13,100	201,046
ORIX, Inc., REIT	28	46,240
Osaka Gas Co., Ltd.	4,200	85,916
Otsuka Corp. (C)	1,100	58,066
Otsuka Holdings Co., Ltd. (C)	5,600	239,632
PALTAC Corp.	300	16,301
Pan Pacific International Holdings Corp.	6,000	138,777
Panasonic Corp.	23,300	268,668
Park24 Co., Ltd. (B)	1,100	19,082
PeptiDream, Inc. (B)	1,000	50,753
Persol Holdings Co., Ltd.	1,900	34,248
Pigeon Corp. (C)	1,200	49,455
Pola Orbis Holdings, Inc. (C)	800	16,225
Rakuten, Inc. (B) (C)	8,200	78,946
Recruit Holdings Co., Ltd.	17,000	711,482
Relo Group, Inc.	1,200	29,034
Renesas Electronics Corp. (B)	10,000	104,509
Resona Holdings, Inc.	21,900	76,447
Ricoh Co., Ltd.	6,900	45,245
Rinnai Corp.	400	46,414
Rohm Co., Ltd.	900	87,084
Rohto Pharmaceutical Co., Ltd.	1,100	32,549
Ryohin Keikaku Co., Ltd.	2,600	53,010
Sankyu, Inc.	600	22,635
Santen Pharmaceutical Co., Ltd.	4,000	64,894
SBI Holdings, Inc.	2,400	56,882
Screen Holdings Co., Ltd.	500	36,806
SCSK Corp.	500	28,573
Secom Co., Ltd.	2,100	193,575
Sega Sammy Holdings, Inc.	1,800	28,366
Seibu Holdings, Inc.	2,700	26,439
Seiko Epson Corp.	3,300	48,935
Seino Holdings Co., Ltd.	1,700	23,958
Sekisui Chemical Co., Ltd.	4,500	85,166
Sekisui House, Inc., REIT	43	31,236
Sekisui House, Ltd.	6,500	132,210
Seria Co., Ltd.	500	18,354
Seven & i Holdings Co., Ltd.	8,000	283,520
Seven Bank, Ltd.	7,300	15,414
SG Holdings Co., Ltd.	5,100	138,905
Sharp Corp. (C)	2,100	31,812
Shimadzu Corp.	2,800	108,751
Shimamura Co., Ltd.	300	31,498
Shimano, Inc.	900	209,952
Shimizu Corp.	7,000	50,850
Shin-Etsu Chemical Co., Ltd.	4,000	698,920
Shinsei Bank, Ltd.	1,600	19,697
Shionogi & Co., Ltd.	2,800	152,821
Shiseido Co., Ltd.	4,000	276,469
Shizuoka Bank, Ltd.	5,700	41,738
Showa Denko KK (C)	1,500	31,919
Skylark Holdings Co., Ltd. (B) (C)	2,000	30,936
SMC Corp.	600	365,829
SoftBank Corp.	15,800	197,873
SoftBank Group Corp.	16,500	1,287,782
Sohgo Security Services Co., Ltd.	900	46,637

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Sojitz Corp.	11,000	$ 24,505
Sompo Holdings, Inc.	3,700	149,548
Sony Corp.	12,600	1,255,179
Sotetsu Holdings, Inc.	900	21,566
Square Enix Holdings Co., Ltd.	900	54,569
Stanley Electric Co., Ltd.	1,500	48,307
Subaru Corp.	6,200	123,856
Sugi Holdings Co., Ltd.	400	26,733
Sumco Corp.	2,500	54,797
Sumitomo Chemical Co., Ltd.	16,600	66,725
Sumitomo Corp.	11,900	157,387
Sumitomo Dainippon Pharma Co., Ltd.	1,900	28,028
Sumitomo Electric Industries, Ltd.	7,900	104,561
Sumitomo Heavy Industries, Ltd.	1,200	29,592
Sumitomo Metal Mining Co., Ltd.	2,700	119,747
Sumitomo Mitsui Financial Group, Inc. (C)	13,700	423,029
Sumitomo Mitsui Trust Holdings, Inc.	3,800	116,932
Sumitomo Realty & Development Co., Ltd.	4,800	147,889
Sumitomo Rubber Industries, Ltd. (C)	1,900	16,323
Sundrug Co., Ltd.	700	27,934
Suntory Beverage & Food, Ltd. (C)	1,300	45,959
Suzuken Co., Ltd.	800	28,902
Suzuki Motor Corp.	4,900	226,953
Sysmex Corp.	1,700	204,175
T&D Holdings, Inc.	6,000	70,725
Taiheiyo Cement Corp.	1,300	32,473
Taisei Corp.	2,100	72,309
Taisho Pharmaceutical Holdings Co., Ltd.	600	40,389
Taiyo Yuden Co., Ltd.	1,300	60,879
Takara Bio, Inc.	500	13,405
Takeda Pharmaceutical Co., Ltd.	15,800	574,643
TBS Holdings, Inc.	300	5,265
TDK Corp.	1,300	195,671
Teijin, Ltd.	2,000	37,581
Terumo Corp.	7,200	300,706
THK Co., Ltd.	1,200	38,704
TIS, Inc.	2,300	47,094
Tobu Railway Co., Ltd.	2,100	62,545
Toho Co., Ltd.	1,400	58,986
Toho Gas Co., Ltd.	1,000	66,153
Tohoku Electric Power Co., Inc.	5,000	41,164
Tokai Carbon Co., Ltd. (C)	2,100	26,239
Tokio Marine Holdings, Inc.	7,000	359,882
Tokyo Century Corp.	500	39,615
Tokyo Electric Power Co. Holdings, Inc. (B)	8,000	21,076
Tokyo Electron, Ltd.	1,600	595,089
Tokyo Gas Co., Ltd.	3,900	90,054
Tokyo Tatemono Co., Ltd. (C)	2,100	28,781
Tokyu Corp.	5,700	70,722
Tokyu Fudosan Holdings Corp.	6,000	31,963
Toppan Printing Co., Ltd.	3,500	49,324
Toray Industries, Inc.	16,300	96,447
Toshiba Corp.	4,200	117,362
Tosoh Corp.	3,300	51,396
TOTO, Ltd.	1,600	96,082
Toyo Seikan Group Holdings, Ltd.	1,600	17,465
Toyo Suisan Kaisha, Ltd.	1,000	48,622
Toyoda Gosei Co., Ltd.	700	20,306

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Toyota Boshoku Corp.	900	$ 14,601
Toyota Industries Corp.	2,100	166,584
Toyota Motor Corp.	25,500	1,965,262
Toyota Tsusho Corp.	2,400	96,818
Trend Micro, Inc. (B) (C)	1,400	80,546
Tsumura & Co.	700	21,018
Tsuruha Holdings, Inc.	400	56,874
Ube Industries, Ltd.	1,000	18,132
Unicharm Corp.	4,400	208,483
United Urban Investment Corp., REIT	31	38,313
USS Co., Ltd.	2,200	44,450
Welcia Holdings Co., Ltd.	1,000	37,726
West Japan Railway Co.	1,900	99,357
Workman Co., Ltd.	200	17,047
Yakult Honsha Co., Ltd.	1,600	80,585
Yamada Holdings Co., Ltd.	7,800	41,401
Yamaha Corp.	1,600	94,068
Yamaha Motor Co., Ltd.	3,200	65,212
Yamato Holdings Co., Ltd.	3,600	91,739
Yamazaki Baking Co., Ltd. (C)	1,800	30,057
Yaskawa Electric Corp.	2,700	134,157
Yokogawa Electric Corp.	2,400	47,747
Yokohama Rubber Co., Ltd. (C)	1,300	19,315
Z Holdings Corp.	26,500	160,265
Zenkoku Hosho Co., Ltd.	500	22,882
Zensho Holdings Co., Ltd.	900	23,440
Zeon Corp.	2,000	28,650
ZOZO, Inc.	1,000	24,689

		46,232,422

Jordan - 0.0% (A)
Hikma Pharmaceuticals PLC	1,606	55,278

Luxembourg - 0.3%
ArcelorMittal SA (B)	6,950	160,549
Ardagh Group SA	187	3,218
Aroundtown SA	11,992	89,798
Eurofins Scientific SE (B)	1,221	102,530
Millicom International Cellular SA, SDR (B)	1,012	39,901
RTL Group SA (B)	371	18,039
SES SA	3,836	36,215
Shurgard Self Storage SA	249	10,816
Tenaris SA	4,723	38,279

		499,345

Macau - 0.1%
Sands China, Ltd.	24,400	107,149
Wynn Macau, Ltd. (B) (C)	14,400	24,180

		131,329

Mexico - 0.0% (A)
Fresnillo PLC	1,843	28,455

Netherlands - 4.0%
Adyen NV (B) (D)	303	706,251
Akzo Nobel NV	1,930	207,477
ASML Holding NV	4,258	2,071,186
EXOR NV	1,133	91,800
Heineken Holding NV	1,008	95,029
Heineken NV (C)	2,362	263,628
ING Groep NV (B)	39,017	364,775
JDE Peet’s NV (B)	700	31,647

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
Koninklijke Ahold Delhaize NV	11,010	$ 311,321
Koninklijke DSM NV	1,815	312,681
Koninklijke KPN NV	35,313	107,456
Koninklijke Philips NV (B)	9,113	488,156
NN Group NV	3,304	143,634
Prosus NV (B)	4,225	456,777
QIAGEN NV (B)	2,309	119,929
Royal Dutch Shell PLC, A Shares	41,024	727,777
Royal Dutch Shell PLC, B Shares	37,072	638,208
Wolters Kluwer NV	2,676	226,118

		7,363,850

New Zealand - 0.4%
a2 Milk Co., Ltd. (B) (C)	7,428	64,552
Auckland International Airport, Ltd. (B)	12,078	65,917
Chorus, Ltd.	4,471	25,463
Contact Energy, Ltd.	7,188	46,112
Fisher & Paykel Healthcare Corp., Ltd.	5,764	136,828
Fletcher Building, Ltd. (B)	8,245	35,025
Genesis Energy, Ltd.	5,115	13,350
Goodman Property Trust, REIT	10,994	18,444
Infratil, Ltd.	7,231	38,006
Mercury NZ, Ltd.	6,268	29,470
Meridian Energy, Ltd.	12,560	67,101
Precinct Properties New Zealand, Ltd.	10,776	13,655
Ryman Healthcare, Ltd.	4,151	45,399
Spark New Zealand, Ltd.	18,524	62,685
Trustpower, Ltd.	689	3,919
Xero, Ltd. (B)	1,172	132,780

		798,706

Norway - 0.8%
Adevinta ASA, B Shares (B)	2,329	39,171
Aker ASA, A Shares	238	15,567
Aker BP ASA	1,081	27,297
Austevoll Seafood ASA	892	9,137
DnB ASA (B)	8,839	173,436
Elkem ASA (D)	2,442	8,094
Entra ASA (C) (D)	1,676	38,015
Equinor ASA	10,753	182,043
Gjensidige Forsikring ASA	1,901	42,496
Kahoot! AS (B)	2,523	28,053
Kongsberg Gruppen ASA	900	18,521
Leroy Seafood Group ASA	2,801	19,812
Mowi ASA	4,500	100,386
NEL ASA (B)	7,850	26,552
Nordic Semiconductor ASA (B)	1,736	27,981
Norsk Hydro ASA	13,659	63,589
Norwegian Finans Holding ASA (B)	1,681	14,362
Orkla ASA	8,114	82,448
Salmar ASA	544	31,997
Scatec ASA (D)	1,121	44,699
Schibsted ASA, B Shares (B)	1,007	37,613
Schibsted ASA, Class A (B)	799	34,183
SpareBank 1 SR-Bank ASA (B)	1,842	19,578
Storebrand ASA (B)	4,679	35,084
Telenor ASA	6,439	109,724
TGS NOPEC Geophysical Co. ASA	1,173	18,180
Tomra Systems ASA	1,170	57,749

	Shares	Value
COMMON STOCKS (continued)
Norway (continued)
Veidekke ASA	1,093	$ 14,144
Yara International ASA	1,717	71,392

		1,391,303

Poland - 0.0% (A)
Allegro.eu SA (B) (D)	2,149	48,851

Portugal - 0.2%
EDP - Energias de Portugal SA	27,767	175,171
Galp Energia SGPS SA	4,551	48,746
Jeronimo Martins SGPS SA	2,455	41,513
Navigator Co. SA	2,225	6,800
NOS SGPS SA	2,473	8,648

		280,878

Singapore - 1.4%
Ascendas, REIT	31,700	71,476
BOC Aviation, Ltd. (D)	2,100	18,146
CapitaLand Integrated Commercial Trust, REIT	45,300	74,035
CapitaLand, Ltd.	24,900	61,795
City Developments, Ltd.	4,600	27,740
ComfortDelGro Corp., Ltd.	20,100	25,398
DBS Group Holdings, Ltd.	17,900	339,134
Genting Singapore, Ltd.	56,700	36,466
Jardine Cycle & Carriage, Ltd.	1,000	14,792
Keppel Corp., Ltd.	14,300	58,211
Keppel, REIT	17,000	14,406
Mapletree Commercial Trust, REIT	21,800	35,133
Mapletree Industrial Trust, REIT	16,700	36,517
Mapletree Logistics Trust, REIT	28,100	42,735
Olam International, Ltd.	7,000	8,104
Oversea-Chinese Banking Corp., Ltd.	40,300	306,751
SATS, Ltd. (B) (C)	6,700	20,176
Sea, Ltd., ADR (B) (C)	3,570	710,608
Sembcorp Industries, Ltd.	8,900	11,515
Singapore Airlines, Ltd. (B)	13,000	42,099
Singapore Exchange, Ltd.	8,200	57,577
Singapore Technologies Engineering, Ltd.	15,000	43,355
Singapore Telecommunications, Ltd.	68,600	119,900
Suntec, REIT	21,500	24,239
United Overseas Bank, Ltd.	15,300	261,512
UOL Group, Ltd.	4,700	27,418
Venture Corp., Ltd.	2,700	39,673
Wilmar International, Ltd.	28,500	100,272

		2,629,183

Spain - 2.1%
ACS Actividades de Construccion y Servicios SA	2,704	89,825
Aena SME SA (B) (D)	735	127,882
Amadeus IT Group SA	4,506	328,373
Banco Bilbao Vizcaya Argentaria SA	66,697	329,285
Banco Santander SA (B)	166,226	516,193
CaixaBank SA	35,898	92,282
Cellnex Telecom SA (D)	3,895	234,093
EDP Renovaveis SA	1,483	41,371
Endesa SA (C)	3,177	86,879
Ferrovial SA (C)	5,029	139,063
Grifols SA (C)	2,941	85,931
Grifols SA, ADR	2,615	48,221
Iberdrola SA	57,801	827,452
Industria de Diseno Textil SA	11,223	357,579

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Naturgy Energy Group SA	3,395	$ 78,759
Red Electrica Corp. SA	4,330	88,874
Repsol SA (C)	14,967	151,081
Siemens Gamesa Renewable Energy SA (C)	2,248	91,015
Telefonica SA	50,634	201,038

		3,915,196

Sweden - 3.4%
AAK AB	1,756	35,494
AddTech AB, B Shares	2,600	34,508
Akelius Residential Property AB, D Shares	2,201	4,163
Alfa Laval AB (B)	2,979	82,087
Assa Abloy AB, B Shares	9,920	244,601
Atlas Copco AB, A Shares	6,465	331,494
Atlas Copco AB, B Shares	3,903	175,034
Axfood AB	1,050	24,522
Beijer Ref AB	799	36,620
Boliden AB	2,736	97,080
Castellum AB	2,405	61,117
Electrolux AB, Series B	2,527	58,878
Elekta AB, B Shares	3,687	49,586
Embracer Group AB (B)	1,852	44,335
Epiroc AB, Class A	6,262	114,107
Epiroc AB, Class B	3,901	66,026
EQT AB (C)	2,097	53,724
Essity AB, Class B	6,087	196,043
Evolution Gaming Group AB (D)	1,607	163,350
Fabege AB	2,713	42,731
Fastighets AB Balder, B Shares (B)	979	51,128
Getinge AB, B Shares	2,186	51,133
Hennes & Mauritz AB, B Shares (B)	7,598	159,129
Hexagon AB, B Shares	2,815	257,007
Holmen AB, B Shares	927	44,428
Hufvudstaden AB, A Shares	1,178	19,536
Husqvarna AB, B Shares	4,135	53,622
ICA Gruppen AB	926	46,331
Industrivarden AB, A Shares (B)	1,603	53,521
Industrivarden AB, C Shares (B)	1,681	54,344
Indutrade AB (B)	2,629	56,405
Intrum AB (C)	645	17,027
Investment AB Latour, B Shares	1,244	30,250
Investor AB, A Shares	1,309	95,236
Investor AB, B Shares	4,556	332,413
Kinnevik AB, Class B	2,420	122,436
L E Lundbergforetagen AB, B Shares (B)	639	34,282
Lifco AB, B Shares	424	40,735
Lundin Energy AB	1,916	51,863
Nibe Industrier AB, B Shares	3,565	117,075
Saab AB, B Shares (B) (C)	814	23,738
Sagax AB, D Shares	1,195	4,664
Samhallsbyggnadsbolaget i Norden AB (C)	8,044	28,072
Sandvik AB (B)	10,916	267,565
Securitas AB, B Shares	3,202	51,758
Sinch AB (B) (D)	371	60,534
Skandinaviska Enskilda Banken AB, C Shares (B)	143	1,527
Skandinaviska Enskilda Banken AB, Class A (B)	16,063	165,274
Skanska AB, B Shares	4,003	102,213
SKF AB, B Shares	3,774	98,066
Spotify Technology SA (B)	1,160	365,006

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
SSAB AB, A Shares (B)	2,373	$ 8,466
SSAB AB, B Shares (B)	6,242	19,898
Svenska Cellulosa AB SCA, Class B (B)	5,997	104,641
Svenska Handelsbanken AB, A Shares (B)	15,368	154,568
Svenska Handelsbanken AB, B Shares (B) (C)	353	3,963
Sweco AB, B Shares	1,592	29,271
Swedbank AB, A Shares (B)	9,285	162,940
Swedish Match AB	1,622	125,967
Swedish Orphan Biovitrum AB (B)	1,945	39,338
Tele2 AB, B Shares	5,010	66,251
Telefonaktiebolaget LM Ericsson, B Shares	26,737	317,879
Telia Co. AB	24,544	101,493
Trelleborg AB, B Shares (B)	2,426	53,911
Volvo AB, B Shares (B)	15,828	373,510
Wallenstam AB, B Shares	2,069	32,902

		6,366,816

Switzerland - 8.1%
ABB, Ltd.	19,085	533,503
Alcon, Inc. (B)	4,918	327,366
Chocoladefabriken Lindt & Spruengli AG	11	197,636
Cie Financiere Richemont SA	5,221	472,988
Credit Suisse Group AG	23,260	299,976
Geberit AG	371	232,602
Givaudan SA	79	333,356
Glencore PLC (B)	109,426	348,521
Kuehne & Nagel International AG	504	114,490
LafargeHolcim, Ltd. (B)	5,114	281,286
Lonza Group AG	745	479,389
Nestle SA	28,818	3,399,021
Novartis AG	24,677	2,335,235
Partners Group Holding AG	187	220,012
Roche Holding AG	7,300	2,552,149
Schindler Holding AG	602	162,450
SGS SA	51	154,047
Siemens Energy AG (B)	3,998	146,753
Sika AG	1,418	387,887
STMicroelectronics NV	6,562	245,284
Swatch Group AG	874	109,902
Swiss Re AG	2,826	266,439
Swisscom AG	254	137,093
UBS Group AG	38,318	540,557
Zurich Insurance Group AG	1,505	635,916

		14,913,858

United Kingdom - 11.2%
3i Group PLC	9,734	154,082
Admiral Group PLC	2,582	102,566
Anglo American PLC	13,635	451,887
Ashtead Group PLC	4,543	213,502
Associated British Foods PLC (B)	3,564	110,298
AstraZeneca PLC	13,127	1,314,214
Auto Trader Group PLC (D)	9,693	78,969
AVEVA Group PLC	1,147	50,204
Aviva PLC	39,288	174,648
B&M European Value Retail SA	8,502	59,992
BAE Systems PLC	32,256	215,523
Barclays PLC (B)	163,188	327,199
Barratt Developments PLC (B)	10,186	93,289

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Berkeley Group Holdings PLC	1,251	$ 81,091
BP PLC	201,363	701,345
British American Tobacco PLC	22,852	845,912
British Land Co. PLC, REIT	9,382	62,713
BT Group PLC	87,743	158,621
Bunzl PLC	3,371	112,573
Burberry Group PLC (B)	4,049	99,045
Clarivate PLC (B)	2,606	77,424
CNH Industrial NV (B)	9,963	125,864
Coca-Cola European Partners PLC	1,999	99,610
Compass Group PLC	17,859	332,740
ConvaTec Group PLC (D)	16,039	43,674
Croda International PLC	1,426	128,574
Diageo PLC	23,320	917,427
Direct Line Insurance Group PLC	13,649	59,517
DS Smith PLC (B)	13,731	70,311
Farfetch, Ltd., Class A (B)	2,020	128,896
Ferguson PLC	2,322	281,983
Fiat Chrysler Automobiles NV (B)	11,005	197,399
GlaxoSmithKline PLC	50,095	918,966
Halma PLC	3,797	127,111
Hargreaves Lansdown PLC	2,752	57,368
HSBC Holdings PLC (B)	206,985	1,071,911
Imperial Brands PLC	9,497	199,337
Informa PLC (B)	15,025	112,756
InterContinental Hotels Group PLC (B)	1,878	120,398
Intertek Group PLC	1,614	124,609
J Sainsbury PLC	17,352	53,487
JD Sports Fashion PLC (B)	4,381	51,502
Johnson Matthey PLC	1,990	65,966
Kingfisher PLC (B)	21,107	78,016
Land Securities Group PLC, REIT	7,515	69,217
Legal & General Group PLC	59,684	217,179
Lloyds Banking Group PLC (B)	708,346	352,839
London Stock Exchange Group PLC	3,164	389,598
M&G PLC	26,006	70,369
Melrose Industries PLC (B)	48,596	118,276
Mondi PLC	4,857	114,162
National Grid PLC	37,872	447,803
Natwest Group PLC (B)	46,096	105,638
Next PLC (B)	1,330	128,826
NMC Health PLC (B) (E) (F) (G) (H)	1,067	0
Ocado Group PLC (B)	6,062	189,511
Pearson PLC (C)	7,532	70,053
Persimmon PLC	3,190	120,657
Phoenix Group Holdings PLC	8,194	78,473
Prudential PLC	26,097	480,519
Reckitt Benckiser Group PLC	7,367	658,800
RELX PLC	19,826	485,788
Rentokil Initial PLC (B)	18,548	129,205
Rightmove PLC (B)	8,866	78,873
Rio Tinto PLC	10,802	807,688
Rio Tinto, Ltd.	3,713	326,139
Rolls-Royce Holdings PLC (B) (C)	83,699	127,284
RSA Insurance Group PLC	10,349	95,829
Sage Group PLC	11,211	89,191
Schroders PLC	1,243	56,700
Segro PLC, REIT	11,919	154,389

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Severn Trent PLC	2,423	$ 75,814
Smith & Nephew PLC	8,851	182,693
Smiths Group PLC	3,964	81,523
Spirax-Sarco Engineering PLC	738	113,945
SSE PLC	10,485	214,987
St. James’s Place PLC	5,373	83,251
Standard Chartered PLC (B)	26,519	168,889
Standard Life Aberdeen PLC	22,132	85,103
Subsea 7 SA (B)	2,281	23,402
Taylor Wimpey PLC (B)	36,454	82,619
Tesco PLC	97,962	309,866
THG Holdings PLC (B)	3,689	39,333
Unilever PLC	26,290	1,578,357
United Utilities Group PLC	6,821	83,449
Vodafone Group PLC	268,069	443,169
Weir Group PLC (B)	2,597	70,627
Whitbread PLC (B)	2,015	85,386
WM Morrison Supermarkets PLC	24,103	58,432
WPP PLC	12,316	134,683

		20,731,053

United States - 0.1%
Flex, Ltd. (B)	5,013	90,134

Total Common Stocks (Cost $142,454,958)		165,385,481

PREFERRED STOCKS - 0.5%
Germany - 0.5%
Bayerische Motoren Werke AG, 3.96% (I)	569	38,430
Henkel AG & Co. KGaA, 1.90% (I)	1,782	201,248
Porsche Automobil Holding SE, 3.85% (I)	1,532	105,721
Sartorius AG, 0.09% (I)	341	143,360
Volkswagen AG, 3.20% (I)	1,836	342,402

Total Preferred Stocks (Cost $716,697)		831,161

RIGHT - 0.0%
Austria - 0.0%
Buwog AG, (B) (E) (F) (G) Exercise Price EUR 29, Expiration Date 12/31/2099	152	0

Total Right (Cost $0)		0

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 4.4%
U.S. Treasury - 4.4%
U.S. Treasury Note 0.25%, 12/31/2025	$ 8,190,000	8,196,399

Total U.S. Government Obligation (Cost $8,196,737)		8,196,399

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.0% (A)
Money Market Fund - 0.0% (A)
State Street Institutional Treasury Money Market Fund, 0.01% (I)	36,221	$ 36,221

Total Short-Term Investment Company (Cost $36,221)		36,221

OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.08% (I)	1,503,278	1,503,278

Total Other Investment Company (Cost $1,503,278)		1,503,278

Total Investments (Cost $152,907,891)		175,952,540
Net Other Assets (Liabilities) - 4.9%		8,992,424

Net Assets - 100.0%		$ 184,944,964

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	99	03/19/2021	$10,542,485	$10,547,460	$4,975	$—

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.7%	$13,552,055
Banks	7.1	12,553,724
U.S. Government Obligation	4.7	8,196,399
Insurance	4.5	7,938,660
Chemicals	3.4	5,993,981
Food Products	3.3	5,753,637
Machinery	3.2	5,560,376
Automobiles	2.9	5,191,904
Metals & Mining	2.9	5,170,751
Oil, Gas & Consumable Fuels	2.8	4,948,837
Textiles, Apparel & Luxury Goods	2.7	4,752,930
Capital Markets	2.4	4,204,246
Semiconductors & Semiconductor Equipment	2.4	4,175,081
Electric Utilities	2.1	3,666,258
Electronic Equipment, Instruments & Components	2.1	3,656,103
Electrical Equipment	2.0	3,596,807
Health Care Equipment & Supplies	2.0	3,477,074
Personal Products	2.0	3,447,530
Beverages	1.8	3,233,244
IT Services	1.8	3,177,421
Real Estate Management & Development	1.8	3,150,411
Software	1.7	3,072,598
Diversified Telecommunication Services	1.6	2,865,504
Entertainment	1.5	2,646,548
Professional Services	1.5	2,559,255
Wireless Telecommunication Services	1.4	2,521,996

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Food & Staples Retailing	1.4%		$2,498,010
Household Durables	1.4		2,447,136
Equity Real Estate Investment Trusts	1.3		2,352,654
Trading Companies & Distributors	1.3		2,277,088
Hotels, Restaurants & Leisure	1.2		2,195,263
Industrial Conglomerates	1.2		2,042,711
Aerospace & Defense	1.1		1,864,579
Building Products	1.1		1,858,338
Road & Rail	1.0		1,710,636
Specialty Retail	0.9		1,625,468
Biotechnology	0.9		1,563,528
Auto Components	0.9		1,550,856
Multi-Utilities	0.9		1,497,227
Household Products	0.8		1,481,837
Internet & Direct Marketing Retail	0.8		1,452,670
Diversified Financial Services	0.8		1,449,428
Construction & Engineering	0.8		1,410,938
Tobacco	0.8		1,395,169
Air Freight & Logistics	0.6		1,070,373
Construction Materials	0.6		992,734
Multiline Retail	0.5		945,165
Life Sciences Tools & Services	0.5		900,323
Health Care Providers & Services	0.5		846,765
Transportation Infrastructure	0.5		831,242
Gas Utilities	0.5		799,334
Commercial Services & Supplies	0.4		735,910
Media	0.4		661,323
Paper & Forest Products	0.4		643,768
Technology Hardware, Storage & Peripherals	0.3		563,396
Communications Equipment	0.3		535,918
Health Care Technology	0.3		529,823
Interactive Media & Services	0.3		528,197
Leisure Products	0.3		522,586
Marine	0.2		397,982
Containers & Packaging	0.2		299,067
Airlines	0.1		262,981
Independent Power & Renewable Electricity Producers	0.1		245,140
Water Utilities	0.1		159,263
Energy Equipment & Services	0.1		108,100
Consumer Finance	0.0	(A)	50,094
Money Market Funds	0.0	(A)	36,221
Distributors	0.0	(A)	31,093
Diversified Consumer Services	0.0	(A)	15,598

Investments	99.1		174,449,262
Short-Term Investments	0.9		1,503,278

Total Investments	100.0%		$175,952,540

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

DeltaShares® S&P International Managed Risk ETF

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2020

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value
ASSETS
Investments
Common Stocks	$2,746,871	$162,638,610	$0	$165,385,481
Preferred Stocks	—	831,161	—	831,161
Right	—	—	0	0
U.S. Government Obligation	—	8,196,399	—	8,196,399
Short-Term Investment Company	36,221	—	—	36,221
Other Investment Company	1,503,278	—	—	1,503,278

Total Investments	$4,286,370	$171,666,170	$0	$175,952,540

Other Financial Instruments
Futures Contracts (L)	$4,975	$—	$—	$4,975

Total Other Financial Instruments	$4,975	$—	$—	$4,975

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (H)	$—	$—	$0	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,025,935, collateralized by cash collateral of $1,503,278 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $4,813,613. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the total value of 144A securities is $3,135,105, representing 1.7% of the Fund’s net assets.
(E)	Securities deemed worthless.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2020, the total value of securities is $0, representing 0.00% of the Fund’s net assets.
(G)	Securities are Level 3 of the fair value hierarchy.
(H)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(I)	Rates disclosed reflect the yields at December 31, 2020.
(J)	The Fund recognizes transfers in and out of Level 3 as of December 31, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Fund.
(L)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2020

	DeltaShares® S&P 400 Managed Risk ETF	DeltaShares® S&P 500 Managed Risk ETF	DeltaShares® S&P 600 Managed Risk ETF	DeltaShares® S&P EM 100 & Managed Risk ETF	DeltaShares® S&P International Managed Risk ETF
Assets:
Investments, at value (A) (B)	$93,561,059	$386,724,374	$37,321,377	$52,874,823	$175,952,540
Cash	—	194,878	2,249	—	—
Cash collateral pledged at broker for:
Futures contracts	13,500	66,000	6,000	19,080	784,080
Foreign currency, at value (C)	—	—	—	510,869	245,199
Receivables and other assets:
Investments sold	30,268,563	38,680,727	17,887,244	—	27,663,598
Net income from securities lending	765	788	624	199	2,600
Dividends	53,840	237,292	18,078	31,970	129,357
Interest	340	454	190	—	—
Tax reclaims	—	—	—	1,329	385,940
Variation margin receivable on futures contracts	6,679	84,932	4,363	16,336	—
Total assets	123,904,746	425,989,445	55,240,125	53,454,606	205,163,314

Liabilities:
Cash collateral received upon return of:
Securities on loan	64,568	251,242	357,686	77,562	1,503,278
Payables and other liabilities:
Investments purchased	30,881,699	38,860,169	17,883,250	891,933	17,936,156
Investment management fees	34,431	115,226	13,385	25,795	77,076
Variation margin payable on futures contracts	—	—	—	—	701,840
Total liabilities	30,980,698	39,226,637	18,254,321	995,290	20,218,350
Net assets	$92,924,048	$386,762,808	$36,985,804	$52,459,316	$184,944,964

Net assets consist of:
Paid-in capital	$96,187,482	$345,719,247	$42,131,294	$45,472,846	$192,298,150
Total distributable earnings (accumulated losses)	(3,263,434)	41,043,561	(5,145,490)	6,986,470	(7,353,186)
Net assets	$92,924,048	$386,762,808	$36,985,804	$52,459,316	$184,944,964
Shares outstanding	1,750,000	6,040,000	710,000	900,000	3,750,000
Net asset value per share	$53.10	$64.03	$52.09	$58.29	$49.32

(A) Investments, at cost	$83,305,080	$338,859,838	$33,972,724	$41,739,776	$152,907,891
(B) Securities on loan, at value	$1,908,183	$513,114	$1,148,199	$1,496,642	$6,025,935
(C) Foreign currency, at cost	$—	$—	$—	$507,959	$242,373

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

STATEMENTS OF OPERATIONS

For the year ended December 31, 2020

	DeltaShares® S&P 400 Managed Risk ETF	DeltaShares® S&P 500 Managed Risk ETF	DeltaShares® S&P 600 Managed Risk ETF	DeltaShares® S&P EM 100 & Managed Risk ETF	DeltaShares® S&P International Managed Risk ETF
Investment Income:
Dividend income	$589,754	$3,985,508	$163,491	$565,578	$1,961,983
Interest income	186,320	666,535	83,810	72,473	271,719
Non-cash dividend income	—	—	—	—	166,561
Net income from securities lending	11,442	36,177	10,851	4,996	29,390
Withholding taxes on foreign income	(88)	—	(160)	(62,980)	(161,942)
Total investment income	787,428	4,688,220	257,992	580,067	2,267,711

Expenses:
Investment management fees	396,769	1,373,987	154,577	267,241	865,337
Total expenses	396,769	1,373,987	154,577	267,241	865,337

Net investment income (loss)	390,659	3,314,233	103,415	312,826	1,402,374

Net realized gain (loss) on:
Investments	(4,328,966)	12,233,071	(3,751,296)	(1,942,833)	(19,327,078)
In-kind redemptions	581,328	16,935,958	795,325	—	1,069,493
Swap agreements	—	(731,352)	(75,866)	—	—
Futures contracts	24,550	727,763	(2,674)	296,164	374,177
Foreign currency transactions	—	—	—	(30,261)	(20,568)
Net realized gain (loss)	(3,723,088)	29,165,440	(3,034,511)	(1,676,930)	(17,903,976)

Net change in unrealized appreciation (depreciation) on:
Investments	1,237,865	(16,575,453)	570,675	7,469,129	8,091,176
Futures contracts	(6,128)	(85,030)	(4,482)	(6,553)	(11,227)
Translation of assets and liabilities denominated in foreign currencies	—	—	—	(335)	27,396
Net change in unrealized appreciation (depreciation)	1,231,737	(16,660,483)	566,193	7,462,241	8,107,345
Net realized and change in unrealized gain (loss)	(2,491,351)	12,504,957	(2,468,318)	5,785,311	(9,796,631)
Net increase (decrease) in net assets resulting from operations	$(2,100,692)	$15,819,190	$(2,364,903)	$6,098,137	$(8,394,257)

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	DeltaShares® S&P 400 Managed Risk ETF		DeltaShares® S&P 500 Managed Risk ETF		DeltaShares® S&P 600 Managed Risk ETF
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$390,659	$1,281,224	$3,314,233	$6,908,628	$103,415	$487,843
Net realized gain (loss)	(3,723,088)	1,175,297	29,165,440	11,234,862	(3,034,511)	217,584
Net change in unrealized appreciation (depreciation)	1,231,737	10,734,059	(16,660,483)	65,022,706	566,193	3,869,077
Net increase (decrease) in net assets resulting from operations	(2,100,692)	13,190,580	15,819,190	83,166,196	(2,364,903)	4,574,504

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(407,034)	(1,326,963)	(3,348,511)	(7,172,785)	(109,028)	(514,864)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(407,034)	(1,326,963)	(3,348,511)	(7,172,785)	(109,028)	(514,864)

Capital share transactions:
Proceeds from shares sold	1,591,684	—	71,220,778	8,055,870	1,553,925	—
Cost of shares redeemed	(3,924,593)	(17,942,947)	(125,014,760)	(42,721,348)	(3,801,091)	(2,626,876)
Net increase (decrease) in net assets resulting from capital share transactions	(2,332,909)	(17,942,947)	(53,793,982)	(34,665,478)	(2,247,166)	(2,626,876)
Net increase (decrease) in net assets	(4,840,635)	(6,079,330)	(41,323,303)	41,327,933	(4,721,097)	1,432,764

Net assets:
Beginning of year	97,764,683	103,844,013	428,086,111	386,758,178	41,706,901	40,274,137
End of year	$92,924,048	$97,764,683	$386,762,808	$428,086,111	$36,985,804	$41,706,901

Capital share transactions - shares:
Shares issued	30,000	—	1,200,000	150,000	30,000	—
Shares redeemed	(80,000)	(350,000)	(2,110,000)	(750,000)	(70,000)	(50,000)
Net increase (decrease) in shares outstanding	(50,000)	(350,000)	(910,000)	(600,000)	(40,000)	(50,000)

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years and period ended:

	DeltaShares® S&P EM 100 & Managed Risk ETF		DeltaShares® S&P International Managed Risk ETF
	December 31, 2020	December 31, 2019 (A)	December 31, 2020	December 31, 2019
From operations:
Net investment income (loss)	$312,826	$1,018,541	$1,402,374	$5,661,204
Net realized gain (loss)	(1,676,930)	(2,410,535)	(17,903,976)	4,683,284
Net change in unrealized appreciation (depreciation)	7,462,241	3,680,935	8,107,345	25,538,716
Net increase (decrease) in net assets resulting from operations	6,098,137	2,288,941	(8,394,257)	35,883,204

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(421,586)	(979,022)	(1,169,430)	(6,314,088)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(421,586)	(979,022)	(1,169,430)	(6,314,088)

Capital share transactions:
Proceeds from shares sold	—	45,472,846	2,194,268	4,595,782
Cost of shares redeemed	—	—	(7,445,558)	(36,595,032)
Net increase (decrease) in net assets resulting from capital share transactions	—	45,472,846	(5,251,290)	(31,999,250)
Net increase (decrease) in net assets	5,676,551	46,782,765	(14,814,977)	(2,430,134)

Net assets:
Beginning of period/year	46,782,765	—	199,759,941	202,190,075
End of period/year	$52,459,316	$46,782,765	$184,944,964	$199,759,941

Capital share transactions - shares:
Shares issued	—	900,000	50,000	100,000
Shares redeemed	—	—	(150,000)	(750,000)
Net increase (decrease) in shares outstanding	—	900,000	(100,000)	(650,000)

(A)	Fund commenced operations on March 20, 2019.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	DeltaShares® S&P 400 Managed Risk ETF
	December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$54.31		$48.30		$53.88	$50.00

Investment operations:
Net investment income (loss) (B)	0.22		0.67		0.66	0.27
Net realized and unrealized gain (loss)	(1.20)		6.03		(5.58)	3.94
Total investment operations	(0.98)		6.70		(4.92)	4.21

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.69)		(0.66)	(0.27)
Net realized gains	—		—		—	(0.06)
Total dividends and/or distributions to shareholders	(0.23)		(0.69)		(0.66)	(0.33)

Net asset value, end of period/year	$53.10		$54.31		$48.30	$53.88
Total return	(1.77)%		13.95%		(9.19)%	8.42	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$92,924		$97,765		$103,844	$131,994
Expenses to average net assets	0.45	%(D)	0.45	%(D)	0.45%	0.45	%(E)
Net investment income (loss) to average net assets	0.44%		1.30%		1.23%	1.25	%(E)
Portfolio turnover rate (F)	821%		511%		435%	6	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

For a share outstanding during the period and years indicated:	DeltaShares® S&P 500 Managed Risk ETF
	December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$61.60		$51.23		$54.10	$50.00

Investment operations:
Net investment income (loss) (B)	0.50		0.94		0.91	0.36
Net realized and unrealized gain (loss)	2.44		10.41		(2.86)	4.09
Total investment operations	2.94		11.35		(1.95)	4.45

Dividends and/or distributions to shareholders:
Net investment income	(0.51)		(0.98)		(0.91)	(0.34)
Net realized gains	—		—		(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.51)		(0.98)		(0.92)	(0.35)

Net asset value, end of period/year	$64.03		$61.60		$51.23	$54.10
Total return	4.88%		22.30%		(3.68)%	8.94	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$386,763		$428,086		$386,758	$419,310
Expenses to average net assets	0.35	%(D)	0.35	%(D)	0.35%	0.35	%(E)
Net investment income (loss) to average net assets	0.84%		1.66%		1.65%	1.64	%(E)
Portfolio turnover rate (F)	689%		300%		430%	2	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	DeltaShares® S&P 600 Managed Risk ETF
	December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$55.61		$50.34		$53.94	$50.00

Investment operations:
Net investment income (loss) (B)	0.15		0.64		0.59	0.24
Net realized and unrealized gain (loss)	(3.51)		5.30		(3.52)	4.09
Total investment operations	(3.36)		5.94		(2.93)	4.33

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.67)		(0.64)	(0.24)
Net realized gains	—		—		(0.03)	(0.15)
Total dividends and/or distributions to shareholders	(0.16)		(0.67)		(0.67)	(0.39)

Net asset value, end of period/year	$52.09		$55.61		$50.34	$53.94
Total return	(6.02)%		11.85%		(5.47)%	8.65	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$36,986		$41,707		$40,274	$59,331
Expenses to average net assets	0.45	%(D)	0.45	%(D)	0.45%	0.45	%(E)
Net investment income (loss) to average net assets	0.30%		1.21%		1.07%	1.12	%(E)
Portfolio turnover rate (F)	894%		584%		448%	21	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

For a share outstanding during the period and year indicated:	DeltaShares® S&P EM 100 & Managed Risk ETF
	December 31, 2020	December 31, 2019 (A)
Net asset value, beginning of period/year	$51.98	$50.14

Investment operations:
Net investment income (loss) (B)	0.35	1.18
Net realized and unrealized gain (loss)	6.43	1.75
Total investment operations	6.78	2.93

Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(1.09)

Net asset value, end of period/year	$58.29	$51.98
Total return	13.20%	5.85	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$52,459	$46,783
Expenses to average net assets (D)	0.60%	0.60	%(E)
Net investment income (loss) to average net assets	0.70%	3.10	%(E)
Portfolio turnover rate	647%	274	%(C)(F)

(A)	Commenced operations on March 20, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	DeltaShares® S&P International Managed Risk ETF
	December 31, 2020		December 31, 2019		December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$51.89		$44.93		$53.13	$50.00

Investment operations:
Net investment income (loss) (B)	0.37		1.38		1.33	0.32
Net realized and unrealized gain (loss)	(2.63)		7.12		(8.15)	3.16
Total investment operations	(2.26)		8.50		(6.82)	3.48

Dividends and/or distributions to shareholders:
Net investment income	(0.31)		(1.54)		(1.37)	(0.34)
Net realized gains	—		—		(0.01)	(0.01)
Total dividends and/or distributions to shareholders	(0.31)		(1.54)		(1.38)	(0.35)

Net asset value, end of period/year	$49.32		$51.89		$44.93	$53.13
Total return	(4.25)%		19.12%		(13.09)%	6.97	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$184,945		$199,760		$202,190	$244,408
Expenses to average net assets	0.50	%(D)	0.50	%(D)	0.50%	0.50	%(E)
Net investment income (loss) to average net assets	0.81%		2.85%		2.60%	1.47	%(E)
Portfolio turnover rate (F)	690%		85%		189%	3	%(C)

(A)	Commenced operations on July 31, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.
(F)	Excludes investment securities received or delivered as a result of processing in-kind issuances or redemptions of capital share transactions in creation units.

The Notes to Financial Statements are an integral part of this report.

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS

At December 31, 2020

1. ORGANIZATION

Transamerica ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on May 5, 2016. The Trust applies investment company accounting and reporting guidance. The funds covered by this report (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are as follows:

Fund
DeltaShares® S&P 400 Managed Risk ETF (“S&P 400 Managed Risk”)
DeltaShares® S&P 500 Managed Risk ETF (“S&P 500 Managed Risk”)
DeltaShares® S&P 600 Managed Risk ETF (“S&P 600 Managed Risk”)
DeltaShares® S&P EM 100 & Managed Risk ETF (“S&P EM 100 & Managed Risk”)
DeltaShares® S&P International Managed Risk ETF (“S&P International Managed Risk”)

Each Fund is classified as a “non-diversified” investment company under the 1940 Act.

The investment objective of each Fund is to seek to track the investment results, before fees and expenses, of the respective index listed below (each, an “Underlying Index”). Each Fund uses a “passive” or indexing approach to try to achieve its investment objective.

Fund	Underlying Index
S&P 400 Managed Risk	S&P 400® Managed Risk 2.0 Index
S&P 500 Managed Risk	S&P 500® Managed Risk 2.0 Index
S&P 600 Managed Risk	S&P 600® Managed Risk 2.0 Index
S&P EM 100 & Managed Risk	S&P EM 100 Managed Risk 2.0 Index
S&P International Managed Risk	S&P EPAC Ex. Korea LargeMidCap Managed Risk 2.0 Index

This report must be accompanied or preceded by each Fund’s current prospectus, which contains additional information about the Funds, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and has hired Milliman Financial Risk Management LLC as the sub-adviser to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical,

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

1. ORGANIZATION (continued)

recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subject to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Funds’ own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2020, is disclosed within the Investment Valuation section of each Fund’s Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

3. INVESTMENT VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: The Funds may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Funds to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Funds is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Each Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statements of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio (the “Navigator”). The Transamerica family of mutual funds is a significant shareholder of the Navigator as of December 31, 2020. No individual fund has a significant holding in the Navigator.

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
S&P 400 Managed Risk
Securities Lending Transactions
Common Stocks	$64,568	$—	$—	$—	$64,568
Total Borrowings	$64,568	$—	$—	$—	$64,568

S&P 500 Managed Risk
Securities Lending Transactions
Common Stocks	$251,242	$—	$—	$—	$251,242
Total Borrowings	$251,242	$—	$—	$—	$251,242

S&P 600 Managed Risk
Securities Lending Transactions
Common Stocks	$357,686	$—	$—	$—	$357,686
Total Borrowings	$357,686	$—	$—	$—	$357,686

S&P EM 100 & Managed Risk
Securities Lending Transactions
Common Stocks	$77,562	$—	$—	$—	$77,562
Total Borrowings	$77,562	$—	$—	$—	$77,562

S&P International Managed Risk
Securities Lending Transactions
Common Stocks	$1,503,278	$—	$—	$—	$1,503,278
Total Borrowings	$1,503,278	$—	$—	$—	$1,503,278

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

Certain Funds’ investment strategies allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment strategies, the Funds may seek to use derivatives. The Funds’ use of derivatives may increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. A Fund may use futures contracts to enhance the Fund’s ability to track its Underlying Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statements of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Fund may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Fund, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statements of Operations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty, and by the posting of collateral.

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2020.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$6,144	$—	$—	$6,144
Total	$—	$—	$6,144	$—	$—	$6,144

S&P 500 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$26,362	$—	$—	$26,362
Total	$—	$—	$26,362	$—	$—	$26,362

S&P 600 Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$863	$—	$—	$863
Total	$—	$—	$863	$—	$—	$863

S&P EM 100 & Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$7,240	$—	$—	$7,240
Total	$—	$—	$7,240	$—	$—	$7,240

S&P International Managed Risk
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$4,975	$—	$—	$4,975
Total	$—	$—	$4,975	$—	$—	$4,975

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of December 31, 2020.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts	$—	$—	$24,550	$—	$—	$24,550
Total	$—	$—	$24,550	$—	$—	$24,550

S&P 500 Managed Risk
Swap agreements	$(13,970)	$—	$(717,382)	$—	$—	$(731,352)
Futures contracts	1,359	—	726,404	—	—	727,763
Total	$(12,611)	$—	$9,022	$—	$—	$(3,589)

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 600 Managed Risk
Swap agreements	$—	$—	$(75,866)	$—	$—	$(75,866)
Futures contracts	—	—	(2,674)	—	—	(2,674)
Total	$—	$—	$(78,540)	$—	$—	$(78,540)

S&P EM 100 & Managed Risk
Futures contracts	$—	$—	$296,164	$—	$—	$296,164
Total	$—	$—	$296,164	$—	$—	$296,164

S&P International Managed Risk
Futures contracts	$—	$—	$374,177	$—	$—	$374,177
Total	$—	$—	$374,177	$—	$—	$374,177

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
S&P 400 Managed Risk
Futures contracts	$—	$—	$(6,128)	$—	$—	$(6,128)
Total	$—	$—	$(6,128)	$—	$—	$(6,128)

S&P 500 Managed Risk
Futures contracts	$—	$—	$(85,030)	$—	$—	$(85,030)
Total	$—	$—	$(85,030)	$—	$—	$(85,030)

S&P 600 Managed Risk
Futures contracts	$—	$—	$(4,482)	$—	$—	$(4,482)
Total	$—	$—	$(4,482)	$—	$—	$(4,482)

S&P EM 100 & Managed Risk
Futures contracts	$—	$—	$(6,553)	$—	$—	$(6,553)
Total	$—	$—	$(6,553)	$—	$—	$(6,553)

S&P International Managed Risk
Futures contracts	$—	$—	$(11,227)	$—	$—	$(11,227)
Total	$—	$—	$(11,227)	$—	$—	$(11,227)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2020.

	S&P 400 Managed Risk	S&P 500 Managed Risk	S&P 600 Managed Risk (A)	S&P EM 100 & Managed Risk	S&P International Managed Risk
Total return swaps:
Average notional value — long	$—	$3,511,978	$—	$—	$—
Futures contracts:
Average notional value of contracts — long	$486,355	$2,807,219	$227,593	$530,871	$2,377,290

(A)	There were no open positions for swap agreements at the beginning and/or end of each month; however, the Fund periodically invested in this type of derivative instrument during the year ranging from 237,598 to 1,166,462 in notional value.

The applicable Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, a Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by a Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statements of Assets and Liabilities. Cash collateral that has been received by a Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statements of Assets and Liabilities. Non-cash collateral pledged to each Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Funds involves certain key risks related to the Funds’ trading activity. Please reference the Funds’ prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Funds.

Market risk: The market values of a Fund’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may go down.

The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S.Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance.

Asset allocation: Each Underlying Index and, thus, each Fund allocates assets among equity and fixed income securities. These allocations and the timing of the allocations may result in performance that is less favorable than that of a portfolio that does not allocate its assets among equity and fixed income securities.

Emerging market risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Foreign investment risk: Investments in securities of foreign issuers (including those denominated in U.S. dollars) or issuers with significant exposure to foreign markets are subject to additional risks. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuers as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Index tracking: While the Sub-Adviser seeks to track the performance of an Underlying Index (i.e., achieve a high degree of correlation with the Underlying Index), a Fund’s return may not match the return of the Underlying Index. When utilizing either a replication or sampling strategy, a Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities and engaging in derivatives transactions. In addition, a Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund. The Sub-Adviser may attempt to replicate the Underlying Index return through a sampling strategy, which involves investing in fewer than all of the securities in the Underlying Index, or in some securities not included in the Underlying Index, potentially increasing the risk of divergence between a Fund’s return and that of the Underlying Index. To the extent a Fund employs a sampling strategy, an adverse development affecting an issuer of a security held by a Fund could result in a greater decline in NAV than would be the case if a Fund used a full replication strategy and held all of the securities in the Underlying Index. In addition, due to the potential for frequent rebalancing of the Underlying Indexes, there is greater risk that the Sub-Adviser may fail to implement changes to a Fund’s portfolio necessary to track the performance of the Underlying Index.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Real estate investment trusts (“REITs”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When a Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

7. RISK FACTORS (continued)

resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to a Fund.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TAM is an affiliate of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Funds.

Investment management fees: TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Rate
S&P 400 Managed Risk	0.45%
S&P 500 Managed Risk	0.35
S&P 600 Managed Risk	0.45
S&P EM 100 & Managed Risk	0.60
S&P International Managed Risk	0.50

From time to time, TAM may waive all or a portion of its management fee. TAM pays all expenses of each Fund other than the investment management fee, distribution fee pursuant to each Fund’s distribution and service plan, if any, brokerage expenses, taxes, interest, litigation expenses, fees and expenses related to securities lending services, external counsel fees, independent trustee expenses, costs of borrowing money, acquired fund fees and expenses and other extraordinary expenses.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, however, the Distribution Plan has not yet been implemented. Under the Distribution Plan, payments at an annual rate of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of capital shares. The implementation of any such payments would be approved by the Board prior to implementation.

The Trust has entered into a distribution agreement with Foreside Fund Services, LLC as the Funds’ distributor. The Distributor will not distribute Fund shares in less than creation units, and does not maintain a secondary market in Fund shares. The Distributor may enter into selected dealer agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of Fund shares.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the year ended December 31, 2020.

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of securities purchased and proceeds from securities sold (excluding in-kind transactions and short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
S&P 400 Managed Risk	$51,642,924	$684,650,512	$79,938,539	$656,376,337
S&P 500 Managed Risk	287,683,715	2,412,987,074	357,118,349	2,382,652,791
S&P 600 Managed Risk	18,826,807	296,449,392	35,193,023	279,405,630
S&P EM 100 & Managed Risk	44,756,049	247,507,594	43,275,836	248,527,516
S&P International Managed Risk	152,001,397	1,042,945,417	164,579,469	1,037,887,568

For the year ended December 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales are as follows. Funds not listed in the subsequent table do not have in-kind purchases or in-kind sales during the year.

Fund	In-Kind Purchases	In-Kind Sales
S&P 400 Managed Risk	$1,072,299	$1,854,076
S&P 500 Managed Risk	40,273,059	49,736,769
S&P 600 Managed Risk	791,531	3,190,757
S&P International Managed Risk	568,649	6,093,506

10. CAPITAL SHARE TRANSACTIONS

The Funds will issue or redeem capital shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of capital shares (“Creation Units”). Effective September 1, 2020, S&P 400 Managed Risk, S&P 500 Managed Risk and S&P 600 Managed Risk issue or redeem capital shares in blocks of 10,000 Creation Units; prior to the effective date these Funds issued and redeemed capital shares in blocks of 50,000 Creation Units. The S&P EM 100 & Managed Risk and S&P International Managed Risk Funds issue and redeem capital shares in blocks of 50,000 Creation Units. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash. In-kind sales are reflected as in-kind redemptions within the Statements of Operations.

Individual capital shares may only be purchased and sold on a national securities exchange, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because capital shares trade at market prices rather than at NAV, capital shares may trade at a price greater than NAV (premium) or less than NAV (discount). Transactions in capital shares for each Fund are disclosed in detail within the Statements of Changes in Net Assets.

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, forward contracts mark to market, passive foreign investment company inclusions and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to redemptions in-kind, and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Total Distributable Earnings
S&P 400 Managed Risk	$562,059	$(562,059)
S&P 500 Managed Risk	16,782,596	(16,782,596)
S&P 600 Managed Risk	780,240	(780,240)
S&P EM 100 & Managed Risk	—	—
S&P International Managed Risk	1,043,228	(1,043,228)

As of December 31, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Fund	Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
S&P 400 Managed Risk	$83,416,931	$10,419,001	$(274,873)	$10,144,128
S&P 500 Managed Risk	341,512,446	45,822,937	(611,009)	45,211,928
S&P 600 Managed Risk	34,015,593	3,419,444	(113,660)	3,305,784
S&P EM 100 & Managed Risk	42,542,155	10,924,069	(591,382)	10,332,687
S&P International Managed Risk	157,066,793	19,793,593	(907,876)	18,885,717

As of December 31, 2020, the capital loss carryforwards available to offset future realized capital gains are as follows.

	Unlimited
Fund	Short-Term	Long-Term
S&P 400 Managed Risk	$5,233,988	$8,173,574
S&P 500 Managed Risk	—	4,168,367
S&P 600 Managed Risk	3,947,925	4,503,349
S&P EM 100 & Managed Risk	3,477,684	—
S&P International Managed Risk	—	26,587,638

During the year ended December 31, 2020, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
S&P 500 Managed Risk	$5,717,933

The tax character of distributions paid may differ from the character of distributions shown within the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2020 and 2019 are as follows:

	2020 Distributions Paid From			2019 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
S&P 400 Managed Risk	$407,034	$—	$—	$1,326,963	$—	$—
S&P 500 Managed Risk	3,348,511	—	—	7,172,785	—	—
S&P 600 Managed Risk	109,028	—	—	514,864	—	—
S&P EM 100 & Managed Risk	421,586	—	—	979,022	—	—
S&P International Managed Risk	1,169,430	—	—	6,314,088	—	—

Transamerica ETF Trust	Annual Report 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2020

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2020, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
S&P 400 Managed Risk	$—	$—	$—	$(13,407,562)	$—	$—	$10,144,128
S&P 500 Managed Risk	—	—	—	(4,168,367)	—	—	45,211,928
S&P 600 Managed Risk	—	—	—	(8,451,274)	—	—	3,305,784
S&P EM 100 & Managed Risk	130,574	—	—	(3,477,684)	—	—	10,333,580
S&P International Managed Risk	314,843	—	—	(26,587,638)	—	—	18,919,609

12. LEGAL PROCEEDINGS

On September 30, 2020, Transamerica Asset Management, Inc. (“TAM”), the investment manager of the funds, entered into a settlement with the Securities and Exchange Commission (the “SEC”) relating to expense recaptures. The recaptures at issue, which TAM self-reported to the SEC, involved amounts previously voluntarily waived and/or reimbursed to four money market funds to prevent the funds from experiencing a negative yield. In some cases recaptures under the voluntary yield waiver arrangements exceeded contractual expense limits. The recaptured amounts were not reflected in the funds’ prospectus fee tables. The funds involved were Transamerica Government Money Market, Transamerica BlackRock Government Money Market VP, Transamerica Partners Government Money Market and Transamerica Partners Institutional Government Money Market. The two Transamerica Partners Government Money Market funds reorganized into Transamerica Government Money Market in October of 2017.

Under the settlement order, TAM agreed to pay affected fund investors approximately $5.3 million in disgorgement and approximately $690,000 in prejudgment interest. These amounts represent expenses incurred above the applicable expense limit (plus interest). TAM was also censured and ordered to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. The settlement order imposes no civil penalty on TAM based upon TAM having self-reported the matter, the prompt remedial steps taken by TAM, and TAM’s cooperation in the SEC staff’s investigation. The settlement order does not affect TAM’s ability to manage the funds.

The foregoing is only a brief summary of the settlement order. A copy of the settlement order is available on the SEC’s website at https://www.sec.gov.

The settlement had no impact on the Funds’ financial statements.

Transamerica ETF Trust	Annual Report 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transamerica ETF Trust (the “Trust”) (comprising DeltaShares ® S&P 400 Managed Risk ETF, DeltaShares ® S&P 500 Managed Risk ETF, DeltaShares ® S&P 600 Managed Risk ETF, DeltaShares ® S&P EM 100 & Managed Risk ETF and DeltaShares ® S&P International Managed Risk ETF (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Transamerica ETF Trust at December 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising the Transamerica ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
DeltaShares ® S&P 400 Managed Risk ETF DeltaShares ® S&P 500 Managed Risk ETF DeltaShares ® S&P 600 Managed Risk ETF DeltaShares ® S&P International Managed Risk ETF	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the three years in the period ended December 31, 2020 and the period from July 31, 2017 (commencement of operations) through December 31, 2017
DeltaShares ® S&P EM 100 & Managed Risk ETF	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from March 20, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2021

Transamerica ETF Trust	Annual Report 2020

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended December 31, 2020, the Funds designated the following maximum amounts of qualified dividend income are as follows:

Fund	Qualified Dividend Income
S&P 400 Managed Risk	$407,034
S&P 500 Managed Risk	3,348,511
S&P 600 Managed Risk	109,028
S&P EM 100 & Managed Risk	421,586
S&P International Managed Risk	1,169,430

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
S&P 400 Managed Risk	100%
S&P 500 Managed Risk	100
S&P 600 Managed Risk	100

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
S&P EM 100 & Managed Risk	$297,459	$60,944
S&P International Managed Risk	1,261,425	115,349

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Transamerica ETF Trust	Annual Report 2020

Management of the Trust

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the Investment Manager and the sub-advisers.

The funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 121 funds as of the date of this Annual Report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TF, TST or TAAVF. TF, TST and TAAVF are overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Further information about the Trust’s Board Members and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-888-316-8077 or visiting the Fund’s website at www.deltashares.com.

The Board Members, their age, their positions with the Trust, and their principal occupations at least for the past five years (their titles may have varied during that period), the number of funds in Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2017

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – present);

				121	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (2016 – present)

Transamerica ETF Trust	Annual Report 2020

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Trust Officer, Massachusetts Fidelity Trust Company
(2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company
(2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company
(2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

INDEPENDENT BOARD MEMBERS
James S. Parsons (63)	Trustee	Since 2017	Retired 2009	8
Francis J. Enderle (55)	Trustee	Since 2017	Consultant, Lattice Strategies/Hartford Funds (2014 – present)	8	Chair, BlackRock Canada Independent Review Committee (2010 – 2017); Director, WineInStyle (Japan) (2006 – 2017)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica ETF Trust	Annual Report 2020

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (47)	Chairman of the Board, President and Chief Executive Officer	Since 2017	See Interested Board Members Table Above.
Timothy J. Bresnahan (52)	Senior Counsel and Assistant Secretary	Since 2019	Assistant Secretary (2019 – present), Secretary (2019), TET; Assistant Secretary, TF, TST and TAAVF (2020 – present); Senior Counsel, TAM (2008 – present).
Thomas R. Wald (60)	Chief Investment Officer	Since 2017

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018); Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión; Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020); Director, Transamerica Funds Services, Inc. (2019 – present); Director (2019 – present);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

Christopher A. Staples, CFA (50)	Vice President and Chief Investment Officer	Since 2017

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President
(2006 – present), Senior Director, Investments
(2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”); and

Registered Representative, TFA
(2005 – present).

Transamerica ETF Trust	Annual Report 2020

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Francine J. Rosenberger (53)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Chief Compliance Officer (2019 – present), TAM; and

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Molly Possehl (42)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA
(2013 – present); and

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Erin D. Nelson (43)	Chief Legal Officer and Secretary	Since 2019

Chief Legal Officer and Secretary, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel II and Assistant Secretary, TAM (2019 – present);

Assistant Secretary (2019 – present), TFS; and

Senior Vice President and Chief Compliance Officer, ALPS Advisors, Inc. (2015 – 2019).

Vincent J. Toner (50)	Vice President and Treasurer	Since 2017

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer
(2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer
(2014 – 2019), Senior Vice President
(2019 – present, TFS;

Vice President (2016 – present), TCI; and

Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica ETF Trust	Annual Report 2020

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica ETF Trust’s proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-316-8077 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-316-8077; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.deltashares.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica ETF Trust’s Annual Report, the Transamerica ETF Trust’s Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, the Trust will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-316-8077, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Premium/Discount Information

Information about differences between the per share net asset value of each Fund and the closing price of shares of each Fund are available, without charge, at www.deltashares.com.

Transamerica ETF Trust	Annual Report 2020

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-316-8077 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica ETF Trust	Annual Report 2020

Customer Service: 1-888-316-8077

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Foreside Fund Services, LLC

www.deltashares.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

The Transamerica ETF Trust is advised by Transamerica Asset Management, Inc. and distributed by Foreside Fund Services, LLC., Member of FINRA

272765 12/20

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Francis J. Enderle is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Mr. Enderle is “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Enderle as “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon him any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon him as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2020	2019
(a)	Audit Fees	$113	$110
(b)	Audit Related Fees(1)	$0	$0
(c)	Tax Fees(2)	$28	$14
(d)	All Other Fees(3)	$11	$7

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2020 and 2019 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934 comprised of the following individuals: James S. Parson and Francis J. Enderle.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not Applicable.

(a)(4)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica ETF Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 8, 2021

By:	/s/ Vincent J. Toner
Vincent J. Toner
(Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer)

Date:	March 8, 2021

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer